                              THE MONTGOMERY FUNDS


                                  GROWTH FUND

                                 MICRO CAP FUND

                                 SMALL CAP FUND

                               EQUITY INCOME FUND

                             ASSET ALLOCATION FUND

                           GLOBAL OPPORTUNITIES FUND

                           GLOBAL COMMUNICATIONS FUND

                          INTERNATIONAL SMALL CAP FUND

                             EMERGING MARKETS FUND

                           SHORT GOVERNMENT BOND FUND

                            GOVERNMENT RESERVE FUND

                   CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND

                         CALIFORNIA TAX-FREE MONEY FUND





                                 ANNUAL REPORT

                                 JUNE 30, 1995

                              THE MONTGOMERY FUNDS

The Montgomery Funds represents a growing family of no-load mutual funds providing a comprehensive range of equity, fixed-income and global investment opportunities. We currently manage more than $8 billion on behalf of more than 300,000 individual investors, helping them meet their financial goals through a combination of professional portfolio management and solid customer service.

                                  GROWTH FUND

                                 MICRO CAP FUND

                                 SMALL CAP FUND

                               EQUITY INCOME FUND

                             ASSET ALLOCATION FUND

                           GLOBAL OPPORTUNITIES FUND

                           GLOBAL COMMUNICATIONS FUND

                           INTERNATIONAL GROWTH FUND

                          INTERNATIONAL SMALL CAP FUND

                             EMERGING MARKETS FUND

                           SHORT GOVERNMENT BOND FUND

                            GOVERNMENT RESERVE FUND

                   CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND

                         CALIFORNIA TAX-FREE MONEY FUND

This report and the financial statements contained herein are provided for the general information of the shareholders of The Montgomery Funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC or any other agency and are subject to investment risk, including the possible loss of principal. Neither The Montgomery Funds nor Montgomery Securities is a bank. For more information on any Montgomery Fund, including charges and expenses, call 800-572-3863 for a free prospectus. Read it carefully before you invest or send money. Montgomery Securities, Distributor. 8/95

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                          JUNE 30, 1995 ANNUAL REPORT
                                    CONTENTS

                                     PORTFOLIO       PORTFOLIO      FINANCIAL
          FUND NAME                  HIGHLIGHTS     INVESTMENTS     HIGHLIGHTS
------------------------------     -------------- --------------- --------------
Growth........................ Page       1             12              84
Micro Cap..................... Page       2             15              85
Small Cap..................... Page       3             19              86
Equity Income................. Page       4             23              87
Asset Allocation.............. Page       5             26              88
Global Opportunities.......... Page       6             31              89
Global Communications......... Page       7             36              90
International Small Cap....... Page       8             41              91
Emerging Markets.............. Page       9             45              92
Short Government Bond......... Page      10             57              93
Government Reserve............ Page      n/a            59              94
California Tax-Free
Intermediate Bond............. Page       11            62              95
California Tax-Free
Money......................... Page      n/a            65              96
                                                                    Page
                                                                    ----
Chairman's Letter to Shareholders................................     i
Statements of Assets and Liabilities as of June 30, 1995.........    70
Statements of Operations for the Year Ended June 30, 1995........    74
Statement of Cash Flows for the Year Ended June 30, 1995.........    78
Statements of Changes in Net Assets for Years Ended June 30, 1994
  and 1995.......................................................    80
Notes to Financial Statements....................................    97
Independent Auditors' Report.....................................   124
Tax Information..................................................   125

------------------    DEAR FELLOW SHAREHOLDER:
    [PHOTO]           There is good news for Montgomery
------------------    shareholders in this annual report, thanks
                      to our experienced team of portfolio
                      managers and generally positive markets
                      around the world.
                      Our primary challenge at The Montgomery
                      Funds is to create world class portfolio
                      management teams in each of our investment
                      disciplines. Ultimately, it is the quality
                      of the portfolio management process that is
                      the

key to superior long-term performance, in good markets and especially in bad ones. We want you to understand how we go about meeting this challenge because it will help you make your mutual fund investment decisions with greater confidence.

We know these decisions are far from easy. Mutual fund investing has become increasingly complex with the proliferation of fund alternatives along with bewildering and, at times, contradictory advice from financial pundits. In fact, there are more mutual funds than there are securities on the New York Stock and American Stock Exchanges combined.

All of us know people who do more research when buying a refrigerator than they do when investing in a mutual fund. And yet, the long-term consequences of your investment decisions mean they demand even more thoughtful consideration. It's up to you -- and your financial advisor, if you work with one -- to decide what your goals are, to assess your tolerance for risk, and to choose the asset classes most appropriate to meet your needs. And it's up to you to be disciplined in your approach to investing, particularly for long-term investments such as equity or international funds.

Instead of chasing the latest investment fad or the most recent high-flying fund, we suggest you determine the asset classes most appropriate to your situation, and then choose a fund family that is committed to finding and supporting superior portfolio managers. That's our job, and here's how we go about it:

First, we look for fund managers who have delivered consistent, long-term performance -- and that means not one good year but a string of good years. The portfolio managers responsible for The Montgomery Funds bring years of proven experience to the job.

Second, we look for fund managers with a real passion for portfolio management -- people who love the business of managing money and selecting securities, who are excited about the markets they follow. Montgomery's managers are truly dedicated to what they do; they also tend to be independent thinkers, willing to buck the "prevailing wisdom."

                    ------------------  i  -----------------

When we find professionals who measure up to those stringent criteria, we offer them an environment in which they can focus exclusively on the task at hand: managing money. Our investment professionals are single-minded in their dedication to investment management, and we've built the infrastructure that allows them to pursue that without distraction.

We also make sure we have plenty of depth in each investment discipline. Each Senior Portfolio Manager is backed by a team of experienced investment professionals and analysts. This team approach leads to more comprehensive market coverage and more creative ideas. Finally, we hold managers accountable for the consistency of their disciplines and the quality of their decision making.

These are challenging tasks, but absolutely necessary ones. We address them on your behalf, so that when you invest in any Montgomery fund, you can do so with a high degree of confidence in the people who are managing your money. You're buying a lot more than a fund -- you're buying an entire firm.

Once you're in a fund, of course, our long-standing advice applies: Invest for the long-term, and give your funds time to deliver results and move you further towards your financial goals.

As always, we encourage you to let us know how we're doing at helping you meet those goals or if you have ideas about how we might serve you more effectively. Our customer service representatives can be reached at (800) 572-FUND. Thank you for your support and confidence. We look forward to reporting to you again in six months.

Sincerely,

     [SIG]

R. Stephen Doyle
Chairman and Chief Executive Officer

                    ------------------ ii  ------------------

                                PRUDENT STRATEGIES
                                FOR VOLATILE MARKETS

                                WHEN THE STOCK MARKET IS SETTING RECORDS,
                                EVEN THE MOST SOPHISTICATED INVESTORS ARE
                                TEMPTED TO BECOME MARKET TIMERS. THEY WANT
                                TO SELL AT "THE TOP" OF THE CYCLE AND BEGIN
                                INVESTING AGAIN AT "THE BOTTOM."


Unfortunately, the markets rarely send clear signals about tops and bottoms; market timers run a real risk of missing upward movements and rarely avoid downturns. We believe the key to long-term investment success is to stay in the market -- and try to forget about the day-to-day fluctuations in the Dow Jones Industrial Average. In other words, we believe there is no wrong time to invest for long-term players.

But if you're looking for ways to make weathering market volatility a bit easier, consider these two prudent -- and proven -- strategies:

- Make sure you are well diversified, to cushion your investments against volatility in any one security, market, or asset class.

- Invest regularly, to smooth out the inevitable ups and downs of the market.

ONE-STOP DIVERSIFICATION:
THE #1 ASSET ALLOCATION FUND

An easy way to ensure asset class diversification is with the Montgomery Asset Allocation Fund, which seeks high total return through a strategic mix of stocks for growth, bonds for income, and cash for liquidity. Its high degree of diversification helps protect the Fund from the volatility of a 100% equity portfolio.

                                                            MONTGOMERY
So far, this approach has resulted in                    ASSET ALLOCATION
category-leading performance: According to                     FUND
Lipper Analytical Services, Inc., the Fund
ranked #1 among 136 flexible portfolio funds                  35.99%
for the year ending June 30, 1995 -- and #1
among 124 such funds since inception.                   One-year total return
                                                     for the year ended 6/30/95

                                                              29.92%

The performance data quoted represents historical    Average annual total return
performance and is not indicative of future           since inception (3/31/94)
performance. Return and principal value will vary          through 6/30/95
and shares may be worth more or less when redeemed.

While past performance is no guarantee of future results, you can be sure of the experience and expertise of the Fund's management: Roger Honour (Montgomery Growth Fund) handles the equity investments while Bill Stevens, who manages all of Montgomery's fixed-income funds, invests the portions allocated to bonds and cash.

                    ASSET ALLOCATION FUND MIX AS OF 7/31/95

        Stocks                                                  58%
        Bonds                                                   42%


INVEST REGULARLY; A GOOD STRATEGY FOR VOLATILE MARKETS

Once you've determined your long-term financial goals, consider the time-tested strategy of regular investing: committing the same dollar amount on a monthly or quarterly basis. Regular investing eliminates the temptation to try to "time the market," and it allows you to automatically buy more shares when prices are down and fewer when prices are up: dollar-cost averaging. (Such a plan does not ensure a profit and does not protect against a loss in declining markets.) Over time, you can reduce the average cost per share and better manage the risk of market fluctuations.

Montgomery makes regular investing simple with our AUTOMATIC ACCOUNT BUILDER program, which automatically taps your checking account for a monthly or quarterly investment of $100 or more into any Montgomery fund.

IN SHORT, THERE ARE PRUDENT WAYS TO STAY INVESTED -- AND TO KEEP INVESTING -- DURING PERIODS OF MARKET VOLATILITY. PLEASE REVIEW YOUR PROSPECTUS FOR MORE DETAILS ON THE ASSET ALLOCATION FUND, AUTOMATIC ACCOUNT BUILDER, AND ALL THE INVESTMENT OPPORTUNITIES WE OFFER -- OR CALL YOUR MONTGOMERY REPRESENTATIVE TODAY.

                                  800-572-3863
                      http://www.xperts.montgomery.com/1


MONTGOMERY SECURITIES, DISTRIBUTOR, 8/95.

                -----------------------------------------------
                             MONTGOMERY GROWTH FUND
                -----------------------------------------------
                              PORTFOLIO HIGHLIGHTS
                                 JUNE 30, 1995


--------------------------------------------------------------------------------
                             Total Return Analysis
--------------------------------------------------------------------------------
                                             One              Inception
                                          Year Ended       9/30/93 through
                                           6/30/95             6/30/95(1)
                                      ------------------  ------------------
  Montgomery Growth Fund                    26.53%              31.71%
  S&P 500 Index                             26.07%              13.40%
  Lipper Growth Funds Average               22.25%               9.88%
--------------------------------------------------------------------------------

    Montgomery Growth Fund's strong performance in 1994 enabled it to outperform the S&P 500 Index as well as the Lipper Growth Funds Average for the twelve months ended June 30, 1995. During the first six months of 1995, however, the Fund underperformed the index, largely due to the level of cash in the Fund in a rapidly rising market.

    Looking forward, we are encouraged by the current valuations and growth prospects of companies in which the Fund has invested. We are not banking heavily on any particular macroeconomic forecast. Rather, we have carefully placed our bets on the earnings potential of our individual stock positions. We believe that our "all weather" investment process will add value throughout the different seasons of the economic cycles and remain committed to our disciplined, quantitative and qualitative approach to stock selection as the key to superior long-term returns.

     Hypothetical Illustration of $10,000 Invested at Inception

                                                   Growth of                        Standard &
                     Growth of      Value of    Investment with   Lipper Growth      Poors 500
                      Initial      Reinvested     Distributions   Fund Average-    Daily Reinvest-
               NAV   Investment   Distributions    Reinvested     Growth Fund(3)    Growth Fund(2)
               ---   ----------   ------------- ---------------   -------------    ---------------
Sept. 1993    12.00  $10,000      $ 0             $10,000           $10,000.00        $10,000.00
Dec. 1993     14.12   11,767       67              11,834            10,234.31         10,231.68
March 1994    14.95   12,458       72              12,530             9,886.50          9,843.88
June 1994     15.27   12,725       73              12,798             9,641.97          9,885.12
Sept. 1994    16.52   13,767       79              13,846            10,156.03         10,368.41
Dec. 1994     16.93   14,108      201              14,309            10,030.83         10,366.78
March 1995    17.90   14,917      211              15,128            10,791.93         11,376.16
June 1995     19.16   15,967      226              16,193            11,815.11         12,462.10

--------------------------------------------------------------------------------
(1) Average Annual Total Return
(2) The S&P 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC Market.
(3) Lipper's Growth Funds Average universe consists of 514 funds.
Note: The performance shown represents past performance and is not a guarantee of future results.

                     ------------------- 1 ------------------

              ---------------------------------------------------
                           MONTGOMERY MICRO CAP FUND
              ---------------------------------------------------
                              PORTFOLIO HIGHLIGHTS
                                 JUNE 30, 1995


--------------------------------------------------------------------------------
                             Total Return Analysis
--------------------------------------------------------------------------------
                                                           Inception
                                                          12/30/94 through
                                                              6/30/95(1)
                                                         ------------------
     Montgomery Micro Cap Fund                                 14.58%
     Russell 2000 Index                                        14.42%
     Lipper Small Company Growth Funds Average                 15.35%
--------------------------------------------------------------------------------

    We are excited about the long-term prospects for investing in the micro cap area. Smaller companies are often undiscovered, underesearched, and underappreciated by investors because of their size. This represents tremendous opportunity for investors who are willing to contact companies directly and conduct independent fundamental research. The U.S. Growth Equity team's mission is to continue to uncover the "hidden gems" in the micro cap universe.

    The first half of 1995 represented a strong start for the Montgomery Micro Cap Fund. We were able to exceed the returns on the Russell 2000 Index, a significant achievement given our substantial levels of cash flow in the period. We attribute this success to our investment discipline of only investing in companies that we feel represent high quality growth at reasonable prices.

    We thank you for your support and patience during this start-up phase of the Montgomery Micro Cap Fund.


           Hypothetical Illustration of $10,000 Invested at Inception


                                                                     Lipper Small Company Growth
                Montgomery Micro Cap Fund    Russell 2000 Index(2)         Funds Average(3)
                -------------------------    ---------------------   ---------------------------
Dec. 30, 1994           10,000                     10,000                        10,000
Mar. 1995               10,558                     10,461                        10,559
June 1995               11,458                     11,442                        11,535

--------------------------------------------------------------------------------
(1) Aggregate Total Return
(2) The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the NYSE, AMEX and NASDAQ.
(3) Lipper's Small Company Growth Funds Average universe consists of 267 funds.
Note: The performance shown represents past performance and is not a guarantee of future results.

                    ------------------ 2  ------------------

              ---------------------------------------------------
                           MONTGOMERY SMALL CAP FUND
              ---------------------------------------------------
                              PORTFOLIO HIGHLIGHTS
                                 JUNE 30, 1995


--------------------------------------------------------------------------------
                             Total Return Analysis
--------------------------------------------------------------------------------
                                             One              Inception
                                          Year Ended       7/13/90 through
                                           6/30/95             6/30/95(1)
                                      ------------------  ------------------
  Montgomery Small Cap Fund                 20.12%              19.87%
  Russell 2000 Index                        20.07%              12.86%
  Lipper Small Company
    Growth Funds Average                    24.79%              13.75%
--------------------------------------------------------------------------------

    For the twelve months ended June 30, 1995, the Fund kept pace with the Russell 2000 Index, while trailing the Lipper Small Company Growth Funds Average. Our investment style, which requires all portfolio candidates to pass strict valuation criteria and possess sustainable earnings growth out two to three years, biased the Fund away from some of the technology stocks that have been carried to dizzying valuations since the fourth quarter of 1994.

    Currently, the Fund's holdings are selling at approximately 16 times one-year forecasted earnings. The Fund is positioned for strong growth, and we believe the strength of earnings in the Fund's companies will be recognized by the market and individual investors.


           Hypothetical Illustration of $10,000 Invested at Inception

                                                                         Lipper Small Company Growth
                Montgomery Small Cap Fund      Russell 2000 Index(2)          Funds Average(3)
                -------------------------      ---------------------     ---------------------------
July 13, 1990            10,000                          9,562                    9,640
                          7,853                          7,546                    7,722
Dec. 1990                 8,820                          7,926                    8,425
                         12,310                         10,283                   10,562
June 1991                12,489                         10,123                   10,393
                         15,371                         10,949                   11,512
Dec. 1991                17,529                         11,575                   12,646
                         17,541                         12,465                   13,054
June 1992                15,947                         11,596                   11,971
                         16,231                         11,926                   12,370
Dec. 1992                19,210                         13,707                   14,381
                         19,396                         14,291                   14,745
June 1993                20,805                         14,602                   15,138
                         23,432                         15,879                   16,426
Dec. 1993                23,881                         16,295                   16,844
                         22,800                         15,862                   16,365
June 1994                20,475                         15,245                   15,441
                         22,718                         16,303                   18,755
Dec. 1994                21,503                         15,999                   16,712
                         22,811                         16,736                   17,645
June 1995                24,594                         19,148                   20,143

--------------------------------------------------------------------------------
(1) Average Annual Total Return
(2) The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on NYSE, AMEX and NASDAQ.
(3) Lipper's Small Company Growth Funds Average universe consists of 267 funds.
Note: The performance shown represents past performance and is not a guarantee of future results.

                    ------------------ 3 ------------------

           ----------------------------------------------------------
                         MONTGOMERY EQUITY INCOME FUND
           ----------------------------------------------------------
                              PORTFOLIO HIGHLIGHTS
                                 JUNE 30, 1995


--------------------------------------------------------------------------------
                             Total Return Analysis
--------------------------------------------------------------------------------
                                                       Inception
                                                    9/30/94 through
                                                        6/30/95(1)
                                                   ------------------
     Montgomery Equity Income Fund                       14.26%
     S&P 500 Index                                       20.19%
     Lipper Equity Income Funds Average                  11.74%
--------------------------------------------------------------------------------

    Performance for the nine months since the Fund's inception was well ahead of the Lipper Equity Income Funds Average; however, the Fund lagged the S&P 500 Index, largely due to the most recent quarter. Our investment approach emphasizes high quality companies with relatively stable earnings, and therefore showed solid relative performance during the fourth quarter of 1994 and early 1995. However, as investor preference rotated toward the more financially leveraged and cyclical firms late in the first quarter, our performance lagged.

    Looking forward, we believe that the consistent use of relative yield valuation, coupled with diligent fundamental analysis, should add value for our shareholders, while seeking to maintain greater stability of principal during the unavoidable periods of market decline.

Hypothetical Illustration of $10,000 Invested at Inception

                                                                                     Lipper Equity Income
              Montgomery Equity Income Fund       Standard & Poor's 500 Index(2)      Funds Average (3)
              -----------------------------       ------------------------------     --------------------

Sept. 30, 1994             10,000                              10,000                       10,000
Dec. 1994                   9,907                               9,998                        9,747
Mar. 1995                  10,824                              10,970                       10,468
June 1995                  11,426                              12,019                       11,174

--------------------------------------------------------------------------------
(1) Aggregate Total Return
(2) The S&P 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC Market.
(3) Lipper's Equity Income Funds Average universe consists of 109 funds.
Note: The performance shown represents past performance and is not a guarantee of future results.

                   ------------------ 4 ------------------

        ----------------------------------------------------------------
                        MONTGOMERY ASSET ALLOCATION FUND
        ----------------------------------------------------------------
                              PORTFOLIO HIGHLIGHTS
                                 JUNE 30, 1995


--------------------------------------------------------------------------------
                             Total Return Analysis
--------------------------------------------------------------------------------
                                             One              Inception
                                          Year Ended       3/31/94 through
                                           6/30/95             6/30/95(1)
                                      ------------------  ------------------
  Montgomery Asset Allocation Fund          35.99%              29.92%
  S&P 500 Index                             26.07%              20.76%
  Lehman Brothers Aggregate
    High Grade Bond Index                   12.55%               9.01%
  Lipper Flexible Portfolio Funds
    Average                                 16.27%              11.89%
--------------------------------------------------------------------------------

    The Montgomery Asset Allocation Fund uses a three pronged attack for achieving the best possible returns. First, the allocation decision is made based on a proprietary quantitative model. In the synchronous bond and stock market rallies, the goal was to avoid significant cash positions. Early in the year we reduced our cash allocation from 10% to 5%, and moved to a fully invested allocation in July.

    Second, the active management of the bond portion of the portfolio is designed to generate consistently better performance than the high grade bond market, and provide an "anchor to windward" for the portfolio. The fixed-income allocation declined slightly over the first half of 1995 from 50% to 47%.

    Thirdly, and most importantly, the active management of the equity allocation seeks out the best long-term growth opportunities that offer solid fundamental value. The equity allocation increased over the first half from 40% to 46% and in July moved to 58%.

    We will continue to review our allocation positions monthly in order to take advantage of the continual shifting of economic, market and political environments.

        Hypothetical Illustration of $10,000 Invested at Inception

                      Montgomery Asset       Standard & Poor's     Lehman Aggregate High     Lipper Flexible Portfolio
                      Allocation Fund          500 Index(2)         Grade Bond Index(3)           Funds Average(4)
                      ----------------       -----------------     ---------------------     -------------------------
Mar. 31, 1994             10,000                  10,000                   10,000                    10,000
June 1994                 10,200                  10,041                    9,897                     9,887
Sept. 1994                11,142                  10,531                    9,958                    10,168
Dec. 1994                 11,976                  10,529                    9,995                    10,072
Mar. 1995                 12,877                  11,552                   10,500                    10,703
June 1995                 13,871                  12,660                   11,139                    11,511

-------------------------------------------------------------------------------
(1) Average Annual Total Return
(2) The S&P 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC counter.
(3) The Lehman Brothers Aggregate High Grade Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch.
(4) Lipper's Flexible Portfolio Funds Average universe consists of 136 funds.
Note: The performance shown represents past performance and is not a guarantee of future results.

                    ------------------ 5 ------------------

    ------------------------------------------------------------------------
                      MONTGOMERY GLOBAL OPPORTUNITIES FUND
    ------------------------------------------------------------------------
                              PORTFOLIO HIGHLIGHTS
                                 JUNE 30, 1995


--------------------------------------------------------------------------------
                             Total Return Analysis
--------------------------------------------------------------------------------
                                             One              Inception
                                          Year Ended       9/30/93 through
                                           6/30/95             6/30/95(1)
                                      ------------------  ------------------
  Montgomery Global Opportunities
    Fund                                     6.43%               8.09%
  Morgan Stanley Capital
    International World Index               10.67%               9.14%
  Lipper Global Funds Average                7.55%               7.75%
--------------------------------------------------------------------------------

    The past twelve months were characterized by volatility in global markets, primarily caused by changing interest rates and currency valuations. In addition, large swings in emerging markets added to the volatility. While the second half of 1994 and the beginning of 1995 were difficult for global investors, the five-month period ended June 30, 1995 produced a strong rebound.

    Montgomery Global Opportunities Fund performed relatively well during this rocky ride. While we have underperformed the Morgan Stanley Capital International World Index due to an underweighted position in the U.S., we have outperformed our peer group since inception. More recently, the Montgomery Global Opportunities Fund was among the top-ranked Global Funds in the Lipper Universe during the second quarter of 1995. Our emphasis on technology and telecommunication stocks contributed to our recent strong performance.

    As we move into the second half of 1995, we remain cautiously optimistic on global markets. We continue to position the portfolio in those stocks with positive earnings momentum and which offer the highest total return (growth and yield) for the best price.

    Hypothetical Illustration of $10,000 Invested at Inception

                                                   Morgan Stanley Capital
        Montgomery Global Opportunities Fund    International World Index(2)   Lipper Global Funds Average(3)
        ------------------------------------    ---------------------------    -----------------------------
Sept. 1993             10,000                              10,000                        10,000
Dec. 1993              11,850                              10,161                        10,935
Mar. 1994              11,508                              10,223                        10,694
June 1994              10,767                              10,530                        10,582
Sept. 1994             11,608                              10,756                        11,141
Dec. 1994              10,836                              10,676                        10,663
Mar. 1995              10,343                              11,175                        10,693
June 1995              11,459                              11,654                        11,408

--------------------------------------------------------------------------------
(1) Average Annual Total Return
(2) The Morgan Stanley Capital International World Index measures performance of twenty global stock markets.
(3) Lipper's Global Funds Average universe consists of 108 funds.
Note: The performance shown represents past performance and is not a guarantee of future results.

                    ------------------ 6 ------------------

  ----------------------------------------------------------------------------
                     MONTGOMERY GLOBAL COMMUNICATIONS FUND
  ----------------------------------------------------------------------------
                              PORTFOLIO HIGHLIGHTS
                                 JUNE 30, 1995


--------------------------------------------------------------------------------
                             Total Return Analysis
--------------------------------------------------------------------------------
                                             One              Inception
                                          Year Ended        6/1/93 through
                                           6/30/95             6/30/95(1)
                                      ------------------  ------------------
  Montgomery Global Communications
    Fund                                    8.83%               12.93%
  Morgan Stanley Capital
    International World Index              10.67%                9.56%
  Lipper Global Funds Average               7.55%                9.69%
--------------------------------------------------------------------------------

    During the twelve-month period ended June 30, 1995, interest-rate and currency fluctuations caused volatility in global markets. Events within emerging markets, such as the "meltdown" in Mexico, also contributed to the volatility across the world's equity markets.

    Within the Montgomery Global Communications Fund, however, we were able to capitalize on this volatility and produce returns superior to our peer group. The Fund has also significantly outperformed the Morgan Stanley Capital International World Index and its peer group since inception, producing a 12.93% average annual return. In the short term, our exciting second-quarter 1995 performance resulted from the global growth in the telecommunications equipment sector as well as from our exposure to technology and wireless communications stocks.

    We remain bullish on the worldwide demand for communications services and equipment, a large and diverse sector. We believe this group will continue to provide better growth prospects than global markets in general. As of June 30, 1995, the Fund was invested in approximately seventy companies and thirty countries.

           Hypothetical Illustration of $10,000 Invested at Inception

                Montgomery Global         Morgan Stanley Capital         Lipper Global
                Communication Fund     International World Index(2)     Funds Average(3)
                ------------------     ----------------------------     ---------------
June 1, 1993          10,000                    10,000                     10,000
June 1993             10,375                     9,914                      9,880
Sept. 1993            12,017                    10,379                     10,685
Dec. 1993             13,483                    10,548                     11,684
Mar. 1994             12,558                    10,611                     11,426
June 1994             11,833                    10,929                     11,307
Sept. 1994            12,950                    11,163                     11,904
Dec. 1994             11,675                    11,081                     11,384
Mar. 1995             11,241                    11,598                     11,425
June 1995             12,878                    12,095                     12,146

--------------------------------------------------------------------------------
(1) Average Annual Total Return
(2) The Morgan Stanley Capital International World Index measures performance of twenty global stock markets.
(3) Lipper's Global Funds Average universe consists of 108 funds.
Note: The performance shown represents past performance and is not a guarantee of future results.

                   ------------------ 7  ------------------

  ----------------------------------------------------------------------------
                    MONTGOMERY INTERNATIONAL SMALL CAP FUND
  ----------------------------------------------------------------------------
                              PORTFOLIO HIGHLIGHTS
                                 JUNE 30, 1995


--------------------------------------------------------------------------------
                             Total Return Analysis
--------------------------------------------------------------------------------
                                             One              Inception
                                          Year Ended       9/30/93 through
                                           6/30/95             6/30/95(1)
                                      ------------------  ------------------
  Montgomery International Small Cap
    Fund                                   (2.23)%             (1.19)%
  MSCI EAFE Index                           1.65 %              6.44 %
  Lipper International Small Company
    Funds Average                          (3.76)%              4.23 %
--------------------------------------------------------------------------------

    During the past twelve months, international equities, particularly small capitalization stocks, were volatile, reversing course several times. The fourth quarter of 1994 and the first quarter of 1995 proved especially difficult as interest rate uncertainties and currency fluctuations impacted investor sentiment.

    While the Montgomery International Small Cap Fund was impacted by the difficult late 1994/early 1995 period, the Fund rebounded sharply during the second quarter of 1995. Many of our favorite holdings were rewarded recently, as investors recognized their strong fundamentals and earnings growth. We have also taken advantage of market weaknesses to purchase new attractive investment opportunities. Such opportunities include, on a country level, Japanese stocks. On an industry level, we have identified select financial services companies, late cycle capital equipment/engineering, retail trade, and shipping companies.

    We continue to emphasize bottom-up stock selection with a broad international scope, focusing our research on those small and medium size companies offering the strongest earnings and dividend growth for the most attractive prices. We believe that over time this investment strategy will continue to add value.

           Hypothetical Illustration of $10,000 Invested at Inception

                                                                                     Lipper International
            Montgomery International Small Cap Fund      MSCI EAFE Index(2)     Small Company Funds Average(3)
            ---------------------------------------      -----------------      -----------------------------
Sept. 1993                   10,000                           10,000                       10,000
Dec. 1993                    11,342                           10,088                       11,074
Mar. 1994                    11,158                           10,438                       11,352
June 1994                    10,017                           10,971                       11,174
Sept. 1994                   10,517                           10,982                       11,362
Dec. 1994                     9,835                           10,869                       10,638
Mar. 1995                     9,301                           11,072                       10,153
June 1995                     9,793                           11,154                       10,755

--------------------------------------------------------------------------------
(1) Average Annual Total Return
(2) The Morgan Stanley Capital International EAFE Index is composed of Europe, Australia and a Far East Index of eighteen developed market countries.
(3) Lipper's International Small Company Funds Average universe consists of 11 funds.
Note: The performance shown represents past performance and is not a guarantee of future results.

                  ------------------ 8  ------------------

       ------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
       ------------------------------------------------------------------
                              PORTFOLIO HIGHLIGHTS
                                 JUNE 30, 1995


--------------------------------------------------------------------------------
                             Total Return Analysis
--------------------------------------------------------------------------------
                                             One              Inception
                                          Year Ended        3/1/92 through
                                           6/30/95             6/30/95(1)
                                      ------------------  ------------------
  Montgomery Emerging Markets Fund          1.40 %              11.03%
  IFC Global Composite Index               (2.98)%               7.78%
  Lipper Emerging Markets Funds
    Average                                (3.86)%              11.06%
--------------------------------------------------------------------------------

    The past twelve months represented a period of volatility in emerging markets. The third quarter of 1994's strong performance resulted from positive corporate reports. These results, however, were more than reversed in the subsequent two quarters by rising U.S. interest rates and the "meltdown" in Mexico. The second quarter of 1995 yielded the strong returns more indicative of long term expectations in emerging markets, as sentiment shifted positive and currency relationships stabilized.

    Montgomery Emerging Markets Fund investors were rewarded for keeping their assets in the Fund for the full twelve months. The Fund not only posted a positive return, it outperformed the benchmark index and peer group by wide margins. Our decision to underweight Mexico prior to the crisis, as well as strategic investments in Asia, contributed to our strong relative performance.

    Our outlook for the emerging markets remains positive. As global liquidity improves with the prospects of falling interest rates and slower economic growth in the developed markets, we expect that the emerging markets will garner more investor attention.

           Hypothetical Illustration of $10,000 Invested at Inception

               Montgomery Emerging Markets Fund    IFC Global Composite Index(2)    Lipper Emerging Markets Funds Average(3)
               --------------------------------    -----------------------------    ----------------------------------------
Mar. 1, 1992                    10,000
                                10,010                          10,056                                   9,965
June 1992                        9,960                           9,158                                  10,143
                                 9,570                           8,372                                   9,587
Dec. 1992                       10,031                           8,809                                   9,728
                                10,482                           9,313                                  10,574
June 1993                       11,083                           9,691                                  11,297
                                12,324                          10,543                                  12,651
Dec. 1993                       15,916                          14,481                                  16,527
                                14,445                          13,135                                  15,290
June 1994                       13,975                          13,234                                  14,513
                                16,212                          16,049                                  16,811
Dec. 1994                       14,687                          14,145                                  14,593
                                13,105                          12,307                                  13,026
June 1995                       14,170                          12,839                                  14,196

--------------------------------------------------------------------------------
(1) Average Annual Total Return
(2) The IFC Global Composite Index is comprised of over 1,200 individual stocks from 25 developing countries in Asia, Latin America, Middle East, Africa and Europe.
(3) Lipper's Emerging Markets Funds Average universe consists of 31 funds.
Note: The performance shown represents past performance and is not a guarantee of future results.

                     ------------------ 9 ------------------

 -----------------------------------------------------------------------------
                     MONTGOMERY SHORT GOVERNMENT BOND FUND
 -----------------------------------------------------------------------------
                              PORTFOLIO HIGHLIGHTS
                                 JUNE 30, 1995


--------------------------------------------------------------------------------
                             Total Return Analysis
--------------------------------------------------------------------------------
                                             One              Inception
                                          Year Ended       12/18/92 through
                                           6/30/95             6/30/95(1)
                                      ------------------  ------------------
  Montgomery Short Government Bond
    Fund                                    8.28%               6.48%
  Lehman Brothers 1-3 Year
    Government Index                        7.67%               4.98%
  Lipper Short U.S. Government
    Funds Average                           7.33%               4.43%
--------------------------------------------------------------------------------

    We believe 1995 is shaping up to be as good for the U.S. bond market as 1994 was bad. The yield on two-year U.S. Treasury Notes has declined by almost 2%, and was one of the best performing securities, risk adjusted, in the world. The total return on 30-year U.S. Treasuries rivaled the strong performance of the stock markets. As one of the more conservatively positioned short government funds, the Montgomery Short Government Bond Fund has to work hard to keep up in a powerful bull market.

    Looking forward, we are impressed with the Federal Reserve's resolve to keep inflation in check. We would look at any rise in interest rates in the second half of this year that results from renewed economic growth as a buying opportunity.

           Hypothetical Illustration of $10,000 Invested at Inception

                  Montgomery Short      Lehman Brothers 1-3 Year     Lipper Short U.S. Government
                Government Bond Fund      Government Index(2)             Funds Average(3)
                --------------------    ------------------------     ----------------------------
Dec. 18, 1992           10,000                  10,000                          10,000
Dec. 1992               10,043                  10,000                          10,000
Mar. 1993               10,350                  10,217                          10,271
June 1993               10,565                  10,332                          10,415
Sept. 1993              10,750                  10,474                          10,563
Dec. 1993               10,856                  10,541                          10,585
Mar. 1994               10,831                  10,489                          10,453
June 1994               10,829                  10,489                          10,338
Sept. 1994              10,938                  10,594                          10,409
Dec. 1994               10,979                  10,594                          10,387
Mar. 1995               11,351                  10,945                          10,749
June 1995               11,725                  11,291                          11,149

--------------------------------------------------------------------------------
(1) Average Annual Total Return
(2) The Lehman Brothers 1-3 Year Government Index is composed of all U.S. Government issues with maturities of 1-3 years.
(3) Lipper's Short U.S. Government Funds Average universe consists of 131 funds.
Note: The performance shown represents past performance and is not a guarantee of future results.

                     ------------------ 10 ------------------

          -----------------------------------------------------------
                         MONTGOMERY CALIFORNIA TAX-FREE
                             INTERMEDIATE BOND FUND
          -----------------------------------------------------------
                              PORTFOLIO HIGHLIGHTS
                                 JUNE 30, 1995


--------------------------------------------------------------------------------
                             Total Return Analysis
--------------------------------------------------------------------------------
                                             One              Inception
                                          Year Ended        7/1/93 through
                                           6/30/95             6/30/95(1)
                                      ------------------  ------------------
  Montgomery California Tax-Free
    Intermediate Bond Fund                  6.03%               3.85%
  Merrill Lynch California Municipal
    Bond Index (0-7 years)                  6.79%               2.64%
  Lipper California Municipal Debt
    Funds Average                           5.30%               3.47%
--------------------------------------------------------------------------------

    Intermediate term tax exempt yields trended lower in the first half of 1995, but the decline was not as abrupt as in other fixed income sectors. Municipal bond prices lagged on the upside as the emergence of prospective Federal tax reform and Orange County's bankruptcy stifled demand. The influence of these technical factors is expected to dissipate with relative valuation returning more closely to normal.

    As of June 30, 1995, portfolio management embarked on a program to modestly extend maturities in order to increase the dividend distribution rate. Strategic decision-making will continue to emphasize quantitative analysis methods in an effort to optimize risk-adjusted returns. Proprietary credit analysis also remains a priority; this approach was successful in completely insulating the portfolio from the decline in credit of Orange County.

    Investment returns have been very competitive. For the year ended June 30, 1995, the Fund ranked first of nine within its Lipper category with a total return of 6.03%.

           Hypothetical Illustration of $10,000 Invested at Inception

                        Montgomery California Tax-Free        Merrill Lynch California               Lipper California
                            Intermediate Bond Fund        Municipal Bond Index (0-7 years)    Municipal Debt Funds Average(2)
                        ------------------------------    -------------------------------     ------------------------------
July 1993                             10,000                          9,938                              9,995
Sept. 1993                            10,121                          9,949                             10,359
Dec. 1993                             10,233                         10,158                             10,459
Mar. 1994                             10,086                         10,015                              9,843
June 1994                             10,171                          9,885                              9,873
Sept. 1994                            10,271                         10,008                              9,920
Dec. 1994                             10,238                          9,998                              9,675
Mar. 1995                             10,583                         10,277                             10,424
June 1995                             10,784                         10,535                             10,707

--------------------------------------------------------------------------------
(1) Average Annual Total Return
(2) Lipper's California Municipal Debt Funds Average universe consists of 9 funds.
Note: The performance shown represents past performance and is not a guarantee of future results.

                  ------------------ 11 ------------------

                -----------------------------------------------
                             MONTGOMERY GROWTH FUND
                -----------------------------------------------
                             PORTFOLIO INVESTMENTS
                                 JUNE 30, 1995

                                                                                 VALUE
       SHARES                                                                   (NOTE 1)
    ------------                                                              ------------
COMMON STOCKS--75.8%
                  CAPITAL GOODS--4.4%
         600,000  Measurex Corporation.....................................   $ 18,225,000
         225,000  Trinity Industries Inc. .................................      7,481,250
         235,000  Tyco International Ltd. .................................     12,690,000
                                                                              ------------
                                                                                38,396,250
                                                                              ------------
                  COMPUTER HARDWARE--2.6%
         965,000  AST Research Inc.+.......................................     14,897,187
         338,600  EMC Corporation+.........................................      8,211,050
                                                                              ------------
                                                                                23,108,237
                                                                              ------------
                  COMPUTER SOFTWARE--11.0%
         454,000  Applied Voice Technology Inc.+...........................      6,356,000
         350,000  Bay Networks Inc.+.......................................     14,437,500
         250,000  HBO & Company............................................     13,656,250
         575,000  Picturetel Corporation+..................................     27,743,750
          48,500  Sybase Inc.+.............................................      1,409,531
       1,150,000  Symantec Corporation+....................................     33,134,375
                                                                              ------------
                                                                                96,737,406
                                                                              ------------
                  CONSUMER--LEISURE TIME PRODUCTS--1.3%
         627,500  Toy Biz, Inc.+...........................................     11,373,438
                                                                              ------------
                  ELECTRICAL EQUIPMENT--1.0%
         200,000  AMP Inc. ................................................      8,450,000
                                                                              ------------
                  ENERGY RELATED--4.7%
         175,000  Amoco Corporation........................................     11,659,375
         300,000  BJ Services Company+.....................................      6,825,000
         275,000  Enron Corporation........................................      9,659,375
         100,000  PanHandle Eastern Corporation............................      2,437,500
         175,000  Schlumberger Ltd. .......................................     10,871,875
                                                                              ------------
                                                                                41,453,125
                                                                              ------------
                  FINANCIAL SERVICES--6.2%
         190,000  BankAmerica Corporation..................................      9,998,750
         160,000  Citicorp.................................................      9,260,000
         391,200  Golden West Financial Corporation........................     18,435,300
         574,000  Norwest Corporation......................................     16,502,500
                                                                              ------------
                                                                                54,196,550
                                                                              ------------
                  HEALTH CARE--MISCELLANEOUS--1.1%
         433,500  Pyxis Corporation+.......................................      9,780,844
                                                                              ------------
                  HEALTH CARE SERVICES--5.7%
         390,000  Healthsource Inc.+.......................................     13,650,000
         650,000  Living Centers America Inc.+.............................     17,631,250
         255,000  Oxford Health Plans+.....................................     11,985,000
         400,000  Sun Healthcare Group Inc.+...............................      6,300,000
                                                                              ------------
                                                                                49,566,250
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 12 ------------------

                -----------------------------------------------
                             MONTGOMERY GROWTH FUND
                -----------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                 VALUE
       SHARES                                                                   (NOTE 1)
    ------------                                                              ------------
COMMON STOCKS--(CONTINUED)
                  HOME BUILDER--1.1%
         600,000  Clayton Homes Inc. ......................................   $  9,825,000
                                                                              ------------
                  INDUSTRIAL PRODUCTS--2.6%
         410,000  Owens-Corning Fiberglass Corporation+....................     15,118,750
         240,000  Wabash National Corporation..............................      7,470,000
                                                                              ------------
                                                                                22,588,750
                                                                              ------------
                  LODGING--1.0%
         120,000  Hilton Hotels Corporation................................      8,430,000
                                                                              ------------
                  MEDIA/ENTERTAINMENT--1.0%
         325,000  Electronic Arts Inc.+....................................      8,835,937
                                                                              ------------
                  PAPER AND FOREST PRODUCTS--7.6%
         350,000  Chesapeake Corporation...................................     10,893,750
         655,000  International Paper Company..............................     56,166,250
                                                                              ------------
                                                                                67,060,000
                                                                              ------------
                  REAL ESTATE INVESTMENT TRUST--1.0%
         385,000  Starwood Lodging Trust+..................................      9,047,500
                                                                              ------------
                  RETAIL--4.3%
         122,500  General Nutrition Companies, Inc.+.......................      4,272,188
         475,000  Nordstrom Inc. ..........................................     19,623,437
         503,500  Tommy Hilfiger Corporation+..............................     14,098,000
                                                                              ------------
                                                                                37,993,625
                                                                              ------------
                  SEMICONDUCTORS--1.1%
         290,000  Analog Devices Inc.+ ....................................      9,860,000
                                                                              ------------
                  TECHNOLOGY--MISCELLANEOUS--5.1%
         200,000  Computer Sciences Corporation+...........................     11,375,000
       1,147,200  Octel Communications Corporation+........................     33,627,300
                                                                              ------------
                                                                                45,002,300
                                                                              ------------
                  TELECOMMUNICATIONS--EQUIPMENT--11.9%
         525,000  Aspect Telecommunications Corporation+...................     23,625,000
       1,900,000  Ericsson (L.M.) Telephone Company, Class B, ADR..........     38,118,750
       1,025,000  General Instrument Corporation, New+.....................     39,334,375
          34,000  U.S. Robotics Corporation+...............................      3,701,750
                                                                              ------------
                                                                               104,779,875
                                                                              ------------
                  TELECOMMUNICATIONS--UTILITY--1.1%
         362,000  WorldCom Inc.+...........................................      9,751,375
                                                                              ------------
                  TOTAL COMMON STOCKS
                    (Cost $565,854,260)....................................    666,236,462
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 13 ------------------

                -----------------------------------------------
                             MONTGOMERY GROWTH FUND
                -----------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

     PRINCIPAL                                                                   VALUE
       AMOUNT                                                                   (NOTE 1)
    ------------                                                              ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES--15.5%
                  FEDERAL HOME LOAN BANK (FHLB)--8.5%
     $75,000,000  6.086%** due 07/03/95....................................   $ 74,975,000
                                                                              ------------
                  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)--1.3%
      11,000,000  6.000%** due 07/07/95....................................     10,989,165
                                                                              ------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)--5.7%
      50,000,000  5.998%** due 07/05/95....................................     49,967,167
                                                                              ------------

                  TOTAL U.S. GOVERNMENT AGENCY DISCOUNT NOTES
                    (Cost $135,931,332)....................................    135,931,332
                                                                              ------------
TOTAL INVESTMENTS (Cost $701,785,592*)............................  91.3%      802,167,794
OTHER ASSETS AND LIABILITIES (Net)................................   8.7        76,607,916
                                                                   -----      ------------
NET ASSETS........................................................ 100.0%     $878,775,710
                                                                   =====      ============

------------
 * Aggregate cost for Federal tax purposes was $702,997,413.

** Rate represents annualized yield at date of purchase.

 + Non-income producing security.

   Descriptions of securities have not been audited by Deloitte & Touche LLP.

ABBREVIATION:

ADR  American Depositary Receipt

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 14 ------------------

              ---------------------------------------------------
                           MONTGOMERY MICRO CAP FUND
              ---------------------------------------------------
                             PORTFOLIO INVESTMENTS
                                 JUNE 30, 1995

                                                                                 VALUE
      SHARES                                                                    (NOTE 1)
    -----------                                                               ------------
COMMON STOCKS--66.1%
                  BASIC MATERIALS--1.2%
        100,000   IMCO Recycling, Inc. ....................................   $  1,875,000
                                                                              ------------
                  BUILDING MATERIALS--0.8%
         77,000   Triangle Pacific Corporation+............................      1,270,500
                                                                              ------------
                  CAPITAL EQUIPMENT--0.8%
         44,000   SDL Inc.+................................................      1,309,000
                                                                              ------------
                  CAPITAL GOODS--4.1%
        110,000   Esterline Technologies Corporation+......................      2,488,750
         95,000   Measurex Corporation.....................................      2,885,625
         11,000   Scientific Technologies Inc. ............................        405,625
         60,000   Woodhead Industries, Inc. ...............................        828,750
                                                                              ------------
                                                                                 6,608,750
                                                                              ------------
                  COMPUTER SOFTWARE--9.5%
        170,000   Apertus Technologies Inc.+...............................      1,476,875
         65,700   Applied Voice Technology Inc.+...........................        919,800
         15,000   Arcsys Inc. .............................................        515,625
         40,000   CBT Group PLC, ADR+......................................      1,720,000
         50,000   Computervision Corporation...............................        331,250
        151,500   Comshare, Inc.+..........................................      3,200,437
         20,000   Datalogix International Inc. ............................        482,500
         36,000   Edmark Corporation.......................................      1,453,500
         15,000   HNC Software Inc.+.......................................        315,000
         15,000   Maxis, Inc. .............................................        397,500
         60,000   Symantec Corporation+....................................      1,728,750
         40,000   The Learning Company+....................................      1,430,000
         70,000   Veritas Software Corporation+............................      1,540,000
                                                                              ------------
                                                                                15,511,237
                                                                              ------------
                  COMPUTER SYSTEMS--2.1%
        125,000   Henry (Jack) & Associates................................      1,867,187
         41,500   Kronos, Inc.+............................................      1,551,062
                                                                              ------------
                                                                                 3,418,249
                                                                              ------------
                  CONSUMER--LEISURE TIME PRODUCTS--4.1%
         85,000   Anchor Gaming+...........................................      1,891,250
        125,000   Stratosphere Corporation.................................        953,125
         63,300   Toy Biz, Inc.+...........................................      1,147,313
        216,000   VariFlex, Inc.+..........................................      2,632,500
                                                                              ------------
                                                                                 6,624,188
                                                                              ------------
                  CONSUMER NON-DURABLES--3.2%
         95,000   Geerlings & Wade, Inc. ..................................      1,591,250
         90,500   Ha-Lo Industries Inc. ...................................        961,562
         80,000   Oshkosh B'Gosh, Inc. ....................................      1,310,000
         50,000   Polk Audio, Inc.+ .......................................        593,750
         40,100   Safety First Inc.+.......................................        796,987
                                                                              ------------
                                                                                 5,253,549
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 15 ------------------

              ---------------------------------------------------
                           MONTGOMERY MICRO CAP FUND
              ---------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                 VALUE
      SHARES                                                                    (NOTE 1)
    -----------                                                               ------------
COMMON STOCKS--(CONTINUED)
                  ELECTRICAL EQUIPMENT--2.7%
         89,000   Cherry Corporation+......................................   $  1,201,500
        112,500   Giga-Tronics Inc. .......................................        815,625
         85,000   II-VI Inc.+..............................................      2,353,438
                                                                              ------------
                                                                                 4,370,563
                                                                              ------------
                  ENERGY RELATED--1.2%
        274,000   Unit Corporation+........................................        993,250
        125,000   Varco International Inc.+................................      1,031,250
                                                                              ------------
                                                                                 2,024,500
                                                                              ------------
                  ENGINEERING--CONSTRUCTION--0.4%
        120,000   Failure Group, Inc. .....................................        660,000
                                                                              ------------
                  ENVIRONMENTAL SERVICES--POLLUTION CONTROL--0.5%
        140,000   Smith Environmental Technology Corporation+..............        770,000
                                                                              ------------
                  FINANCIAL SERVICES--2.5%
         68,500   Aames Financial Corporation..............................      1,228,719
         59,300   Centura Banks, Inc. .....................................      1,652,987
         79,700   Pioneer Financial Services Inc. .........................      1,175,575
                                                                              ------------
                                                                                 4,057,281
                                                                              ------------
                  FOOD PROCESSING--1.3%
         94,900   International Multifoods Corporation.....................      2,135,250
                                                                              ------------
                  HEALTH CARE SERVICES--2.9%
         70,000   HCIA Inc.+...............................................      2,161,250
         60,000   OccuSystems, Inc.+.......................................      1,008,750
         69,500   Pyxis Corporation+.......................................      1,568,094
                                                                              ------------
                                                                                 4,738,094
                                                                              ------------
                  INDUSTRIAL PRODUCTS--5.3%
         85,000   Automotive Industries Holdings Inc.+.....................      2,295,000
         80,000   Bliss & Laughlin Industries Inc. ........................        470,000
        230,000   Holopak Technologies Inc. ...............................      2,041,250
        100,000   Materials Science Corporation+...........................      2,037,500
        150,000   Shelter Components Corporation...........................      1,762,500
                                                                              ------------
                                                                                 8,606,250
                                                                              ------------
                  INFORMATION--BUSINESS SERVICES--2.1%
        117,500   On Assignment Inc.+......................................      2,188,438
         53,500   Right Management Consulting..............................      1,237,188
                                                                              ------------
                                                                                 3,425,626
                                                                              ------------
                  INSURANCE--1.7%
         89,600   AVEMCO Corporation.......................................      1,556,800
         45,000   Security-Connecticut Corporation.........................      1,158,750
                                                                              ------------
                                                                                 2,715,550
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 16 ------------------

              ---------------------------------------------------
                           MONTGOMERY MICRO CAP FUND
              ---------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                 VALUE
      SHARES                                                                    (NOTE 1)
    -----------                                                               ------------
COMMON STOCKS--(CONTINUED)
                  MACHINERY--CONSTRUCTION--1.2%
         50,000   Gehl Company+............................................   $    418,750
         55,000   Manitowoc Company........................................      1,588,125
                                                                              ------------
                                                                                 2,006,875
                                                                              ------------
                  MEDICAL PRODUCTS--TECHNOLOGY--0.7%
         46,500   Spacelabs Medical Inc. ..................................      1,179,938
                                                                              ------------
                  PAPER AND FOREST PRODUCTS--1.2%
        250,000   Repap Enterprises Inc. ..................................      1,945,313
                                                                              ------------
                  REAL ESTATE INVESTMENT TRUST--1.4%
         98,000   Starwood Lodging Trust+..................................      2,303,000
                                                                              ------------
                  RESTAURANTS--1.1%
         65,000   Sonic Corporation+.......................................      1,771,250
                                                                              ------------
                  RETAIL--1.0%
        415,000   Filene's Basement Corporation............................      1,400,625
         10,000   Global Direct Mail Corporation...........................        197,500
                                                                              ------------
                                                                                 1,598,125
                                                                              ------------
                  SEMICONDUCTORS--3.0%
        155,000   Actel Corporation+.......................................      2,015,000
         26,500   Integrated Silicon Solution, Inc.+.......................      1,381,313
         12,500   International Rectifier Corporation+.....................        406,250
         30,000   Oak Technology, Inc.+....................................      1,098,750
                                                                              ------------
                                                                                 4,901,313
                                                                              ------------
                  TECHNOLOGY--MISCELLANEOUS--5.9%
         45,000   Avid Technology Inc.+....................................      1,681,875
        102,500   Data Research Associates Inc.+...........................      1,294,062
         30,000   Data Translation Inc.+...................................        843,750
        101,800   Octel Communications Corporation+........................      2,984,013
         25,000   Sanmina Corporation+.....................................        959,375
         65,000   Tekelec+.................................................      1,551,875
         60,600   Tripos Inc. .............................................        371,175
                                                                              ------------
                                                                                 9,686,125
                                                                              ------------
                  TELECOMMUNICATIONS--EQUIPMENT--2.1%
         75,000   Aspect Telecommunications Corporation+...................      3,375,000
                                                                              ------------
                  TRUCKING AND LEASING--2.1%
         37,000   Landstar System Inc.+....................................        952,750
        150,000   Swift Transportation Company Inc. .......................      2,550,000
                                                                              ------------
                                                                                 3,502,750
                                                                              ------------
                  TOTAL COMMON STOCK
                  (Cost $92,930,557).......................................    107,643,276
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 17 ------------------

              ---------------------------------------------------
                           MONTGOMERY MICRO CAP FUND
              ---------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

     PRINCIPAL                                                                    VALUE
      AMOUNT                                                                     (NOTE 1)
    -----------                                                                ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES--18.4%
                  FEDERAL HOME LOAN BANK (FHLB)--12.3%
    $20,000,000   6.000%** due 07/03/95....................................    $ 19,993,333
                                                                               ------------
                  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)--6.1%
     10,000,000   5.910%** due 07/07/95....................................       9,990,150
                                                                               ------------
                  TOTAL U.S. GOVERNMENT AGENCY DISCOUNT NOTES
                  (Cost $29,983,483).......................................      29,983,483
                                                                               ------------
TOTAL INVESTMENTS (Cost $122,914,040*)...............................  84.5%    137,626,759
OTHER ASSETS AND LIABILITIES (Net)...................................  15.5      25,322,737
                                                                      -----    ------------
NET ASSETS........................................................... 100.0%   $162,949,496
                                                                      =====    ============

------------

   * Aggregate cost for Federal tax purposes was $123,086,540.
  ** Rate represents annualized yield at date of purchase.
   + Non-income producing security.
     Descriptions of securities have not been audited by Deloitte & Touche LLP.

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 18 ------------------

              ---------------------------------------------------
                           MONTGOMERY SMALL CAP FUND
              ---------------------------------------------------
                             PORTFOLIO INVESTMENTS
                                 JUNE 30, 1995

                                                                                 VALUE
      SHARES                                                                    (NOTE 1)
    -----------                                                               ------------
COMMON STOCKS--92.5%
                 BIOTECHNOLOGY--1.3%
        176,000  Centocor Inc.,+ ..........................................   $  2,530,000
                                                                              ------------
                 CAPITAL GOODS--4.5%
          2,300  ASM Lithography Holding N.V.+.............................         82,656
         17,600  California Microwave Inc.+................................        444,400
         61,000  Del Webb Corporation......................................      1,418,250
         92,000  Elsag Bailey Process Auto N.V.+...........................      2,530,000
         45,000  Glenayre Technologies Inc.+...............................      2,306,250
         94,100  Oakwood Homes Corporation.................................      2,411,313
                                                                              ------------
                                                                                 9,192,869
                                                                              ------------
                 COMPUTER HARDWARE--6.8%
        108,000  Dynatech Corporation+.....................................      2,052,000
         61,400  Gasonics International Corporation+.......................      1,765,250
         81,000  International Rectifer Corporation........................      2,632,500
         44,000  Novellus Systems Inc.+....................................      2,981,000
         88,000  Pairgain Technologies Inc.+...............................      1,683,000
         52,000  Zilog Inc.+...............................................      2,593,500
                                                                              ------------
                                                                                13,707,250
                                                                              ------------
                 COMPUTER SOFTWARE--1.9%
         40,000  Avid Technology Inc.+.....................................      1,495,000
        100,000  Network Peripheral, Inc.+.................................      2,200,000
         24,000  Starsight Telecast, Inc.+.................................        126,000
                                                                              ------------
                                                                                 3,821,000
                                                                              ------------
                 CONSUMER--LEISURE TIME PRODUCTS--8.7%
        100,000  ACS Enterprises Inc.+.....................................      1,781,250
         66,900  Anthony Industries Inc. ..................................      1,229,287
        288,000  Benson Eyecare Corporation+...............................      2,916,000
         52,000  Carmikle Cinemas, Inc., Class A+..........................      1,261,000
         58,300  Comcast U.K., Cable Partners Ltd. ........................        947,375
         32,000  Exide Corporation.........................................      1,376,000
         40,000  Regal Cinemas Inc.+.......................................      1,285,000
         68,000  Renaissance Communications Corporation+...................      2,278,000
        200,004  ShoLodge, Inc.+...........................................      2,950,059
         56,000  Young Broadcasting, Inc., Class A+........................      1,533,000
                                                                              ------------
                                                                                17,556,971
                                                                              ------------
                 DRUGS--DRUG DELIVERY--7.8%
         88,000  Amerisource Health Corporation, Class A...................      2,024,000
        188,000  Circa Pharmaceuticals Inc.+ ..............................      5,992,500
        112,000  Diagnostek, Inc.+.........................................      1,792,000
        277,700  Roberts Pharmaceuticals Corporation+......................      6,039,975
                                                                              ------------
                                                                                15,848,475
                                                                              ------------
                 ENERGY RELATED--5.4%
         82,400  BJ Services Company+......................................      1,874,600
         78,200  Camco International Inc. .................................      1,827,925

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 19 ------------------

              ---------------------------------------------------
                           MONTGOMERY SMALL CAP FUND
              ---------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                 VALUE
      SHARES                                                                    (NOTE 1)
    -----------                                                               ------------
COMMON STOCKS--(CONTINUED)
                 ENERGY RELATED--(CONTINUED)
        240,000  High Plains Corporation+..................................   $  1,350,000
        160,000  Petroleum Geo-Services, ADR+..............................      4,630,000
         71,700  Seagull Energy Corporation+...............................      1,183,050
                                                                              ------------
                                                                                10,865,575
                                                                              ------------
                 FINANCIAL SERVICES--7.7%
         52,000  CMAC Investment Corporation...............................      2,255,500
        112,000  Commercial Federal Corporation+...........................      3,059,000
        104,000  Countrywide Credit Industries, Inc. ......................      2,184,000
         62,900  Equitable of Iowa Companies...............................      2,067,838
         89,400  Life Re Corporation.......................................      1,665,075
         35,400  ONBANCorp Inc. ...........................................      1,002,262
         40,000  The PMI Group Inc. .......................................      1,735,000
         48,000  Vesta Insurance Group Inc. ...............................      1,650,000
                                                                              ------------
                                                                                15,618,675
                                                                              ------------
                 FOOD--0.9%
        132,000  WLR Foods, Inc. ..........................................      1,872,750
                                                                              ------------
                 HEALTH CARE SERVICES--6.5%
         65,200  Apria Healthcare Group, Inc.+.............................      1,825,600
        100,000  Community Health Systems, Inc.+...........................      3,387,500
         79,800  Multicare Companies, Inc.+................................      1,391,512
         88,000  Omnicare, Inc. ...........................................      2,387,000
        240,000  OrNda Healthcorp+.........................................      4,125,000
                                                                              ------------
                                                                                13,116,612
                                                                              ------------
                 INDUSTRIAL PRODUCTS--7.3%
         95,900  Belden, Inc. .............................................      2,589,300
         88,000  C-COR Electronics+........................................      2,442,000
        134,800  Greenfield Industries Inc. ...............................      3,875,500
        128,000  OEA Systems Inc. .........................................      3,792,000
         84,000  Titan Wheel International, Inc. ..........................      2,163,000
                                                                              ------------
                                                                                14,861,800
                                                                              ------------
                 INFORMATION--BUSINESS SERVICES--4.2%
        283,500  National Data Corporation.................................      6,555,938
         82,000  VeriFone, Inc.+...........................................      1,993,625
                                                                              ------------
                                                                                 8,549,563
                                                                              ------------
                 MEDICAL PRODUCTS--TECHNOLOGY--4.1%
         48,000  Arrow International.......................................      2,010,000
        250,000  Corvita Corporation+......................................      1,250,000
         98,200  I-Stat Corporation+.......................................      3,584,300
         41,100  Isolyser Company Inc.+....................................      1,464,187
                                                                              ------------
                                                                                 8,308,487
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 20 ------------------

              ---------------------------------------------------
                           MONTGOMERY SMALL CAP FUND
              ---------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                 VALUE
      SHARES                                                                    (NOTE 1)
    -----------                                                               ------------
COMMON STOCKS--(CONTINUED)
                 RETAIL--4.0%
        128,000  APS Holding Corporation, Class A+.........................   $  3,360,000
         61,000  Global Direct Mail Corporation+...........................      1,204,750
        128,000  Tommy Hilfiger Corporation+...............................      3,584,000
                                                                              ------------
                                                                                 8,148,750
                                                                              ------------
                 TELECOMMUNICATIONS--20.4%
        305,500  ALC Communications Corporation+...........................     13,785,687
         80,000  Arch Communications Group+................................      1,765,000
        120,000  IntelCom Group, Inc.+.....................................      1,072,500
        285,400  LCI International Worldwide Telecommunication+............      8,740,375
         63,900  MobileMedia Corporation+..................................      1,317,938
        144,000  Mobile Telecommunications Technology Corporation+.........      3,933,000
        400,000  WorldCom, Inc.+...........................................     10,775,000
                                                                              ------------
                                                                                41,389,500
                                                                              ------------
                 TRANSPORTATION--1.0%
         61,700  Valujet Airlines Inc.+....................................      2,028,388
                                                                              ------------
                 TOTAL COMMON STOCKS
                   (Cost $140,154,454).....................................    187,416,665
                                                                              ------------

     PRINCIPAL
      AMOUNT
    -----------
CONVERTIBLE BONDS--2.9%
     $1,000,000  All American Communications, Subordinated Notes,
                   6.500% due 10/01/03.....................................        940,000
      4,434,872  IntelCom Group, Subordinated Notes, Payment-in-Kind,
                   7.000% due 10/30/98.....................................      3,148,759
      2,500,000  United Gaming Inc, Subordinated Debenture,
                   7.500% due 09/15/03**...................................      1,693,750
                                                                              ------------
                 TOTAL CORPORATE BONDS
                   (Cost $7,934,872).......................................      5,782,509
                                                                              ------------
                 TOTAL SECURITIES
                   (Cost $148,089,326).....................................    193,199,174
                                                                              ------------
REPURCHASE AGREEMENTS--3.6%
      3,614,500  Agreement with Chemical Bank Tri-Party, 6.250% dated
                   06/30/95, to be repurchased at $3,616,383, on 07/03/95,
                   collateralized by $236,513 U.S. Treasury Note, 7.875%
                   due 11/15/04; and $3,430,347 Federal National Mortgage
                   Association,
                   6.594% due 11/15/23.....................................      3,614,500
      3,614,500  Agreement with Paine Webber Mortgage Tri-Party, 6.250%
                   dated 06/30/95, to be repurchased at $3,616,383 on
                   07/03/95, collateralized by $3,667,338 Federal Home Loan
                   Mortgage Corporation #1630, 6.625% due 10/15/22.........      3,614,500
                                                                              ------------
                 TOTAL REPURCHASE AGREEMENTS
                   (Cost $7,229,000).......................................      7,229,000
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 21 ------------------

              ---------------------------------------------------
                           MONTGOMERY SMALL CAP FUND
              ---------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                               VALUE
                                                                              (NOTE 1)
                                                                            ------------
TOTAL INVESTMENTS (Cost $155,318,326*)..........................   99.0%    $200,428,174
OTHER ASSETS AND LIABILITIES (Net)..............................    1.0        1,970,667
                                                                  -----     ------------
NET ASSETS......................................................  100.0%    $202,398,841
                                                                  =====     ============

------------
 * Aggregate cost for Federal tax purposes was $155,420,740.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + Non-income producing security.

   Descriptions of securities have not been audited by Deloitte & Touche LLP.

ABBREVIATION:

ADR  American Depositary Receipt

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 22 ------------------

           ----------------------------------------------------------
                         MONTGOMERY EQUITY INCOME FUND
           ----------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                                 JUNE 30, 1995

                                                                                 VALUE
     SHARES                                                                     (NOTE 1)
    ---------                                                                  ----------
COMMON STOCKS--93.7%
               CAPITAL GOODS--2.7%
        2,000  Minnesota Mining & Manufacturing Company.....................   $  114,500
        2,000  National Services Industries Inc. ...........................       57,750
                                                                               ----------
                                                                                  172,250
                                                                               ----------
               CHEMICALS--3.9%
        1,800  Betz Laboratories Inc. ......................................       81,450
        1,300  Dow Chemical Company.........................................       93,438
        2,200  Witco Corporation............................................       70,950
                                                                               ----------
                                                                                  245,838
                                                                               ----------
               CONSUMER NON-DURABLES--9.9%
        3,300  American Brands Inc. ........................................      131,175
        1,000  Clorox Company...............................................       65,250
        3,500  Philip Morris Companies, Inc. ...............................      260,312
        5,900  UST Inc. ....................................................      175,525
                                                                               ----------
                                                                                  632,262
                                                                               ----------
               DRUGS--DRUG DELIVERY--1.9%
        3,300  Baxter International Inc. ...................................      120,037
                                                                               ----------
               ENERGY RELATED--14.2%
        2,500  Amoco Corporation............................................      166,562
          500  Atlantic Richfield Company...................................       54,875
        3,000  Chevron Corporation..........................................      139,875
        6,800  Dresser Industries Inc. .....................................      151,300
        3,100  Exxon Corporation............................................      218,937
        2,700  Texaco Inc. .................................................      177,188
                                                                               ----------
                                                                                  908,737
                                                                               ----------
               FINANCIAL SERVICES--8.8%
        3,800  Banc One Corporation.........................................      122,550
        1,500  First of America Bankcorp....................................       55,688
        2,200  KeyCorp, New.................................................       69,025
          700  Morgan (J.P.) & Company Inc. ................................       49,087
        4,900  U.S. Bancorp.................................................      117,906
        4,100  Wachovia Corporation.........................................      146,575
                                                                               ----------
                                                                                  560,831
                                                                               ----------
               FOOD--2.6%
        1,000  Anheuser-Busch Companies Inc. ...............................       56,875
          800  Darden Restaurants Inc.+.....................................        8,700
        1,300  General Mills Inc. ..........................................       66,788
          700  Heinz (H.J.) Company.........................................       31,063
                                                                               ----------
                                                                                  163,426
                                                                               ----------
               INFORMATION--BUSINESS SERVICES--1.3%
        1,100  McGraw Hill Companies Inc. ..................................       83,463
                                                                               ----------

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 23 ------------------

           ----------------------------------------------------------
                         MONTGOMERY EQUITY INCOME FUND
           ----------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                 VALUE
     SHARES                                                                     (NOTE 1)
    ---------                                                                  ----------
COMMON STOCKS--(CONTINUED)
               INSURANCE--8.9%
        3,400  American General Corporation.................................   $  114,750
        1,300  Lincoln National Corporation, Ltd. ..........................       56,875
        1,900  Marsh & McLennan Companies...................................      154,138
        1,000  Ohio Casualty Corporation....................................       31,750
        2,000  SAFECO Corporation...........................................      114,625
        2,000  St. Paul Companies, Inc. ....................................       98,500
                                                                               ----------
                                                                                  570,638
                                                                               ----------
               MACHINERY--CONSTRUCTION--0.9%
        1,400  Keystone International Inc. .................................       27,475
          800  Stanley Works................................................       30,300
                                                                               ----------
                                                                                   57,775
                                                                               ----------
               OFFICE EQUIPMENT--0.9%
        1,500  Pitney Bowes Inc. ...........................................       57,562
                                                                               ----------
               PAPER AND FOREST PRODUCTS--3.7%
        2,400  Kimberly-Clark Corporation...................................      143,700
        1,600  Union Camp Corporation.......................................       92,600
                                                                               ----------
                                                                                  236,300
                                                                               ----------
               PHARMACEUTICALS--10.0%
        2,500  American Home Products Corporation...........................      193,437
        3,100  Bristol-Myers Squibb Company.................................      211,188
          900  Lilly (Eli) & Company........................................       70,650
        1,700  Merck & Company, Inc. .......................................       83,300
          900  Warner-Lambert Company.......................................       77,737
                                                                               ----------
                                                                                  636,312
                                                                               ----------
               RETAIL--2.0%
          700  May Department Stores Company................................       29,137
        2,100  Penney (J.C.) Company, Inc. .................................      100,800
                                                                               ----------
                                                                                  129,937
                                                                               ----------
               TELECOMMUNICATIONS--8.4%
        2,400  BellSouth Corporation........................................      152,400
        6,100  GTE Corporation..............................................      208,163
        2,800  NYNEX Corporation............................................      112,700
        1,800  Southern New England Telecommunications Corporation..........       63,450
                                                                               ----------
                                                                                  536,713
                                                                               ----------
               UTILITIES--13.6%
        4,700  Baltimore Gas & Electric Company.............................      117,500
        2,000  Florida Progress Corporation.................................       62,500
        2,900  IPALCO Enterprises Inc. .....................................       92,437
        2,100  National Fuel Gas Company....................................       60,113
        3,600  NICOR Inc. ..................................................       96,750
        5,800  Pacific Corporation..........................................      108,750
        5,400  SCANA Corporation............................................      120,825

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 24 ------------------

           ----------------------------------------------------------
                         MONTGOMERY EQUITY INCOME FUND
           ----------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                 VALUE
     SHARES                                                                     (NOTE 1)
    ---------                                                                  ----------
COMMON STOCKS--(CONTINUED)
               UTILITIES--(CONTINUED)
        1,900  Union Electric Company.......................................   $   70,775
        2,600  Western Resources Inc. ......................................       80,275
        2,000  Wisconsin Energy Corporation.................................       56,000
                                                                               ----------
                                                                                  865,925
                                                                               ----------
               TOTAL COMMON STOCK
                 (Cost $5,659,911)..........................................    5,978,006
                                                                               ----------

    PRINCIPAL
     AMOUNT
    ---------
REPURCHASE AGREEMENTS--6.6%
     $212,500  Agreement with Chemical Bank Tri-Party, 6.250% dated
                 06/30/95, to be repurchased at $212,611 on 07/03/95,
                 collateralized by: $13,905 U.S. Treasury Note, 7.875% due
                 11/15/04 and $201,673 Federal National Mortgage
                 Association, 6.594% due 11/15/23...........................      212,500
      212,500  Agreement with Paine Webber Tri-Party, 6.250% dated 06/30/95, to be repurchased at $212,611 on 07/03/95, collateralized
                 by
                 $215,607 Federal Home Loan Mortgage Corporation #1630,
                 6.625% due 10/15/22........................................      212,500
                                                                               ----------
               TOTAL REPURCHASE AGREEMENTS
                 (Cost $425,000)............................................      425,000
                                                                               ----------
TOTAL INVESTMENTS (Cost $6,084,911*)..............................   100.3%    6,403,006
OTHER ASSETS AND LIABILITIES (Net)................................    (0.3)      (20,388)
                                                                     -----    ----------
NET ASSETS........................................................   100.0%   $6,382,618
                                                                     =====    ==========

------------

* Aggregate cost for Federal tax purposes was $6,085,943.

+ Non-income producing security.

 Descriptions of securities have not been audited by Deloitte & Touche LLP.

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 25 ------------------

        ----------------------------------------------------------------
                        MONTGOMERY ASSET ALLOCATION FUND
        ----------------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                                 JUNE 30, 1995

                                                                                  VALUE
      SHARES                                                                    (NOTE 1)
    ----------                                                                 -----------
COMMON STOCKS--45.3%
                 BUILDING MATERIALS--2.2%
        22,000   Oakwood Homes Corporation.................................    $   563,750
        20,000   Owens-Corning Fiberglass Corporation+.....................        737,500
                                                                               -----------
                                                                                 1,301,250
                                                                               -----------
                 BUSINESS SERVICES--0.3%
        10,000   Sitel Corporation+........................................        176,875
                                                                               -----------
                 CAPITAL GOODS--1.4%
        10,000   ASM Lithography Holdings N.V.+............................        359,375
         8,900   Tyco International Ltd. ..................................        480,600
                                                                               -----------
                                                                                   839,975
                                                                               -----------
                 COMPUTER HARDWARE--1.1%
        25,000   AST Research Inc.+........................................        385,937
        11,400   EMC Corporation+..........................................        276,450
                                                                               -----------
                                                                                   662,387
                                                                               -----------
                 COMPUTER NETWORKING--1.0%
        15,000   Bay Networks Inc.+........................................        618,750
                                                                               -----------
                 COMPUTER SERVICES--0.6%
         6,300   Computer Sciences Corporation+............................        358,312
                                                                               -----------
                 COMPUTER SOFTWARE--4.1%
        13,500   Applied Voice Technology Inc.+............................        189,000
        24,500   Baan Company, N.V. .......................................        756,437
         2,000   HBO & Company.............................................        109,250
         7,500   Policy Management Systems Corporation+....................        345,000
        16,500   Sybase Inc.+..............................................        479,531
        20,000   Symantec Corporation+.....................................        576,250
                                                                               -----------
                                                                                 2,455,468
                                                                               -----------
                 COMPUTER SYSTEMS--0.5%
         7,800   Kronos, Inc.+.............................................        291,525
                                                                               -----------
                 CONSUMER--LEISURE TIME PRODUCTS--1.0%
        32,100   Toy Biz, Inc.+............................................        581,813
                                                                               -----------
                 ENERGY RELATED--3.8%
         5,500   Amoco Corporation.........................................        366,438
        49,000   BJ Services Company+......................................      1,114,750
        16,000   Enron Corporation.........................................        562,000
         4,000   Schlumberger Ltd. ........................................        248,500
                                                                               -----------
                                                                                 2,291,688
                                                                               -----------
                 FINANCIAL SERVICES--3.4%
         5,700   BankAmerica Corporation...................................        299,963
        10,000   Citicorp..................................................        578,750

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 26 ------------------

        ----------------------------------------------------------------
                        MONTGOMERY ASSET ALLOCATION FUND
        ----------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                  VALUE
      SHARES                                                                    (NOTE 1)
    ----------                                                                 -----------
COMMON STOCKS--(CONTINUED)
                 FINANCIAL SERVICES--(CONTINUED)
        15,000   Golden West Financial Corporation.........................    $   706,875
        16,000   Norwest Corporation.......................................        460,000
                                                                               -----------
                                                                                 2,045,588
                                                                               -----------
                 HEALTH CARE SERVICES--3.0%
        11,300   Healthsource Inc.+........................................        395,500
        16,900   Living Centers of America Inc.+...........................        458,412
        16,400   Oxford Health Plans Inc.+.................................        770,800
        10,000   Sun Healthcare Group Inc.+................................        157,500
                                                                               -----------
                                                                                 1,782,212
                                                                               -----------
                 HOME BUILDER--0.8%
        28,000   Clayton Homes Inc. .......................................        458,500
                                                                               -----------
                 INDUSTRIAL PRODUCTS--0.5%
        10,000   Wabash National Corporation...............................        311,250
                                                                               -----------
                 INSURANCE--0.8%
        19,800   Security-Connecticut Corporation..........................        509,850
                                                                               -----------
                 PAPER AND FOREST PRODUCTS--2.8%
        20,000   International Paper Company...............................      1,715,000
                                                                               -----------
                 REAL ESTATE INVESTMENT TRUST--0.6%
        15,900   Starwood Lodging Trust+...................................        373,650
                                                                               -----------
                 RETAIL--2.5%
         5,000   General Nutrition Companies, Inc.+........................        174,375
        25,000   Global Direct Mail Corporation............................        493,750
        20,400   Nordstrom, Inc. ..........................................        842,775
                                                                               -----------
                                                                                 1,510,900
                                                                               -----------
                 SEMICONDUCTORS--1.7%
        23,700   Actel Corporation+........................................        308,100
        10,500   Analog Devises Inc.+......................................        357,000
         9,000   Oak Technology, Inc.+.....................................        329,625
                                                                               -----------
                                                                                   994,725
                                                                               -----------
                 TECHNOLOGY--MISCELLANEOUS--4.8%
        50,000   Ampex Corporation, Class A+...............................        112,500
         2,500   Discreet Logic, Inc.+.....................................         81,562
        46,300   Octel Communications Corporation+.........................      1,357,169
        12,000   PictureTel Corporation+...................................        579,000
        20,200   Videoserver, Inc. ........................................        785,275
                                                                               -----------
                                                                                 2,915,506
                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 27 ------------------

        ----------------------------------------------------------------
                        MONTGOMERY ASSET ALLOCATION FUND
        ----------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                  VALUE
      SHARES                                                                    (NOTE 1)
    ----------                                                                 -----------
COMMON STOCKS--(CONTINUED)
                 TELECOMMUNICATIONS--3.9%
        13,500   Aspect Telecommunications Corporation+....................    $   607,500
        56,000   Ericsson Telephone, Class B, ADR..........................      1,123,500
         6,000   Nokia Corporation, Class A, ADR...........................        357,750
        10,500   Worldcom, Inc.+...........................................        282,844
                                                                               -----------
                                                                                 2,371,594
                                                                               -----------
                 TELECOMMUNICATIONS--EQUIPMENT--3.4%
        50,000   General Instruments Corporation, New+.....................      1,918,750
         1,000   U.S. Robotics Corporation+................................        108,875
                                                                               -----------
                                                                                 2,027,625
                                                                               -----------
                 TRANSPORTATION--1.1%
        40,000   Swift Transportation Company Inc.+........................        680,000
                                                                               -----------
                 TOTAL COMMON STOCKS
                 (Cost $24,469,552)........................................     27,274,443
                                                                               -----------

    PRINCIPAL
      AMOUNT
    ----------
U.S. TREASURY OBLIGATIONS--27.5%
                 U.S. TREASURY BONDS--10.4%
    $1,000,000   U.S. Treasury Bonds, 7.250% due 05/15/04..................      1,067,812
     1,000,000   U.S. Treasury Bonds, 10.750% due 08/15/05**...............      1,327,969
     1,000,000   U.S. Treasury Bonds, 8.875% due 08/15/17..................      1,245,156
     1,000,000   U.S. Treasury Bonds, 8.875% due 02/15/19**................      1,250,312
     1,500,000   U.S. Treasury Bonds, 6.250% due 08/15/23..................      1,416,797
                                                                               -----------
                                                                                 6,308,046
                                                                               -----------
                 U.S. TREASURY NOTES--17.1%
     1,000,000   U.S. Treasury Notes, 6.500% due 04/30/97..................      1,011,719
     1,000,000   U.S. Treasury Notes, 6.125% due 05/15/98..................      1,006,875
     1,000,000   U.S. Treasury Notes, 5.000% due 01/31/99..................        970,313
     3,000,000   U.S. Treasury Notes, 7.500% due 10/31/99**................      3,169,688
     2,000,000   U.S. Treasury Notes, 7.750% due 01/31/00..................      2,137,813
     1,000,000   U.S. Treasury Notes, 5.750% due 08/15/03..................        969,688
     1,000,000   U.S. Treasury Notes, 6.500% due 05/15/05**................      1,021,250
                                                                               -----------
                                                                                10,287,346
                                                                               -----------
                 TOTAL U.S. TREASURY OBLIGATIONS
                 (Cost $16,077,085)........................................     16,595,392
                                                                               -----------
U.S. GOVERNMENT AGENCY SECURITIES--22.5%
                 FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)--3.8%
                 FHLMC:
        50,435   Pool #200024, 10.000% due 01/01/01........................         52,397
        63,041   Pool #200043, 9.000% due 07/01/01.........................         65,277
                 FHLMC, REMIC:
       577,984   1366C (PAC) 5.500% due 05/15/01...........................        575,636
     1,173,459   1350C (XPAC) 5.650% due 02/15/11..........................      1,168,508

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 28 ------------------

        ----------------------------------------------------------------
                        MONTGOMERY ASSET ALLOCATION FUND
        ----------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

    PRINCIPAL                                                                     VALUE
      AMOUNT                                                                    (NOTE 1)
    ----------                                                                 -----------
U.S. GOVERNMENT AGENCY SECURITIES--(CONTINUED)
                 FEDERAL HOME LOAN MORTGAGE CORPORATION
                   (FHLMC)--(CONTINUED)
    $  224,007   11C (XTAC) 9.500% due 04/15/19............................    $   231,288
       209,504   1569 A (PAC), (PO) due 08/15/23...........................        205,796
                                                                               -----------
                                                                                 2,298,902
                                                                               -----------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)--18.7%
                 FNMA:
     2,000,000   7.000% due TBA............................................      1,967,188
       678,537   3.000% due 03/25/20.......................................        664,966
     1,000,000   9.500% TBA................................................      1,051,094
                 FNMA, Balloon:
       354,307   Pool #305560, 9.500% due 01/01/25.........................        372,410
       645,692   Pool #304018, 9.500% due 02/01/25.........................        678,683
                 FNMA, REMIC:
       603,163   1400A (XPAC) 6.250% due 10/15/96..........................        588,837
       107,274   1991-79B (PO) due 07/25/98................................         87,998
     1,000,000   1993-59C (PAC) 5.000% due 11/25/02........................        979,219
       114,498   1552A (PAC) 5.000% due 06/15/03...........................        114,516
     1,000,000   1993-220PB (PAC) 4.350% due 06/25/03**....................        979,375
       500,000   1663PM (PAC) 7.000% due 08/15/04..........................        507,422
       500,000   1574PB (PAC) 4.700% due 11/15/07..........................        494,297
       200,000   1993-167B (PAC) 4.750% due 02/25/09.......................        197,344
     1,000,000   1993-224PC (PAC) 4.750% due 07/25/11......................        977,031
       980,000   1993-50PE (PAC) 5.000% due 11/25/11.......................        960,400
        35,933   1989-5B (PAC) 8.500% due 03/25/14**.......................         35,815
       577,557   1151G (Inverse) 9.525% due 05/20/14.......................        587,394
                                                                               -----------
                                                                                11,243,989
                                                                               -----------
                 TOTAL U.S. GOVERNMENT AGENCY SECURITIES
                   (Cost $13,458,893)......................................     13,542,891
                                                                               -----------
CORPORATE BONDS--4.0%
       200,000   AT&T Corporation, MTN,
                   9.040% due 11/01/95.....................................        201,962
       500,000   BankAmerica Corporation, Notes,
                   5.875% due 11/15/95.....................................        499,445
     1,250,000   Ford Motor Company, Notes,
                   7.875% due 10/15/96.....................................      1,275,049
       425,000   Merrill Lynch and Company, MTN,
                   6.520% due 05/13/96.....................................        426,889
                                                                               -----------
                 TOTAL CORPORATE BONDS
                   (Cost $2,405,659).......................................      2,403,345
                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 29 ------------------

        ----------------------------------------------------------------
                        MONTGOMERY ASSET ALLOCATION FUND
        ----------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

    PRINCIPAL                                                                     VALUE
      AMOUNT                                                                    (NOTE 1)
    ----------                                                                 -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--0.1% (Cost $44,345)
    $   44,346   Drexel Burnham Lambert Mortgage, Series C3, (SEQ)
                   9.500% due 05/20/14.....................................    $    44,824
                                                                               -----------
TOTAL INVESTMENTS (Cost $56,455,534*)................................ 99.4%     59,860,895

OTHER ASSETS AND LIABILITIES (Net)...................................   0.6        372,934
                                                                      -----    -----------

NET ASSETS........................................................... 100.0%   $60,233,829
                                                                      =====    ===========

------------

 * Aggregate cost for Federal tax purposes.
** Security pledged as collateral for dollar roll transactions.

 + Non-income producing security.
   Descriptions of securities have not been audited by Deloitte & Touche LLP.

ABBREVIATIONS:
ADR     American Depositary Receipt.
Inverse Bonds with coupon rates that rise when index rates fall and fall when index rates rise.
MTN     Medium-Term Note.
PAC     Planned Amortization Class: Bonds which are protected in part from variations in prepayments, generally resulting in greater stability.
PO      Principal Only: Bonds which receive no interest and that are very sensitive to changes in prepayment rates. Can be very volatile.
REMIC   Real Estate Mortgage Investment Conduit.
SEQ     Sequential: Bonds which are repaid in sequential order. Their actual principal paydowns are dependent on how quickly the underlying mortgages prepay.
TAC     Targeted Amortization Class: Bonds which are protected from prepayments.
        However, these bonds are usually less stable than PAC's.
TBA     To be Announced Security.
XPAC    Broken Planned Amortization Class: PAC bonds which have lost their protection against prepayment risk, resulting in a security similar to a sequential.
XTAC    Broken Targeted Amortization Class: TAC bonds which have lost their protection against prepayment risk, resulting in a security similar to a sequential.

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 30 ------------------

    ------------------------------------------------------------------------
                      MONTGOMERY GLOBAL OPPORTUNITIES FUND
    ------------------------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                                 JUNE 30, 1995

                                                                                 VALUE
     SHARES                                                                    (NOTE 1)
    ---------                                                                 -----------
COMMON STOCKS--100.1%
               ARGENTINA--0.3%
       10,250  Angel Estrada...............................................   $    40,498
                                                                              -----------
               AUSTRALIA--3.4%
       39,499  National Australia Bank Ltd., ORD...........................       312,182
       49,800  Publishing and Broadcasting Ltd. ...........................       148,307
                                                                              -----------
                                                                                  460,489
                                                                              -----------
               AUSTRIA--2.4%
          950  BWT Benchiser Wassertechnik AG..............................       115,092
        2,160  Voest Alpine Eisenbahnsys...................................       217,331
                                                                              -----------
                                                                                  332,423
                                                                              -----------
               BELGIUM--0.9%
          540  Kredietbank NPV.............................................       128,327
                                                                              -----------
               CANADA--2.4%
       10,470  Brascan, Class A............................................       163,897
       13,300  Western International Communication, Class B................       169,464
                                                                              -----------
                                                                                  333,361
                                                                              -----------
               CHINA--2.0%
       15,200  Huaneng Power International, ADS+...........................       279,300
                                                                              -----------
               COLUMBIA--1.0%
       18,300  Banco de Columbia, GDR***...................................       139,995
                                                                              -----------
               DENMARK--3.2%
        1,000  Den Danske Bank.............................................        62,772
       11,200  Tele Danmark A.S., ADR......................................       313,600
        1,350  Unidanmark A.S., Class A+...................................        66,244
                                                                              -----------
                                                                                  442,616
                                                                              -----------
               FINLAND--5.0%
        3,100  Metra AB, Class B, ORD......................................       136,818
        9,240  Nokia AB Corporation, Series A..............................       546,266
                                                                              -----------
                                                                                  683,084
                                                                              -----------
               FRANCE--0.8%
        2,290  Valeo.......................................................       111,355
                                                                              -----------
               GERMANY--3.9%
          339  Axel Springer Verlag, Class A...............................       191,214
          260  Commerzbank AG..............................................        62,196
          156  Deutsche Fpandbrief & Hypobk................................        79,306
         2300  Dresdner Bank AG............................................        66,529
          210  Kampa Haus AG...............................................       128,322
                                                                              -----------
                                                                                  527,567
                                                                              -----------

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 31 ------------------

    ------------------------------------------------------------------------
                      MONTGOMERY GLOBAL OPPORTUNITIES FUND
    ------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                 VALUE
     SHARES                                                                    (NOTE 1)
    ---------                                                                 -----------
COMMON STOCKS--(CONTINUED)
               GREAT BRITAIN--4.1%
      642,100  Aegis Group, ORD+...........................................   $   285,908
       14,900  Pearson, ORD................................................       140,984
       16,100  Reuters, ORD................................................       134,032
                                                                              -----------
                                                                                  560,924
                                                                              -----------
               HONG KONG--4.8%
       10,800  HSBC Holdings...............................................       138,528
       54,000  Hutchison Whampoa, Ltd. ....................................       261,004
       34,400  Sun Hung Kai Properties.....................................       254,517
                                                                              -----------
                                                                                  654,049
                                                                              -----------
               INDONESIA--2.4%
        8,600  Indonesian Satellite Inc., ADR..............................       328,950
                                                                              -----------
               IRELAND--1.2%
      191,431  Anglo Irish Bank Corporation................................       163,153
                                                                              -----------
               ITALY--3.7%
       39,800  S.T.E.T. ...................................................       110,066
       57,900  S.T.E.T. Di Risp............................................       128,627
       62,800  Telecom Italia Risp.........................................       132,796
       49,400  Telecom Italia SPA..........................................       133,897
                                                                              -----------
                                                                                  505,386
                                                                              -----------
               JAPAN--12.3%
        3,000  Aiwa Corporation............................................        72,562
           28  DDI Corporation.............................................       224,648
        3,000  Izumi Company, Ltd. ........................................        70,438
        5,000  Kyocera Corporation.........................................       411,775
       17,000  Matsushita Electric Industrial..............................       264,763
        3,000  National House Industrial Company...........................        55,572
        5,000  Nihon Dempa Kogyo...........................................       144,534
           14  Nippon Telegraph and Telephone Corporation..................       117,279
        2,200  Nissen Company..............................................        66,191
        6,000  Tokyo Electron Ltd. ........................................       205,298
        1,000  Towa Pharmaceutical.........................................        54,864
                                                                              -----------
                                                                                1,687,924
                                                                              -----------
               NETHERLANDS--6.1%
        6,215  ABN Amro Holdings...........................................       239,856
       11,400  IHC Caland N.V. ............................................       323,717
        5,770  Koninklijke PTT Nederland...................................       207,415
        2,600  Vendex International N.V.+ .................................        68,796
                                                                              -----------
                                                                                  839,784
                                                                              -----------
               NEW ZEALAND--1.0%
       35,800  Telecom Corporation of New Zealand..........................       134,031
                                                                              -----------

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 32 ------------------

    ------------------------------------------------------------------------
                      MONTGOMERY GLOBAL OPPORTUNITIES FUND
    ------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                 VALUE
     SHARES                                                                    (NOTE 1)
    ---------                                                                 -----------
COMMON STOCKS--(CONTINUED)
               NORWAY--6.6%
      119,100  Christiana Bank Kreditkasse+................................   $   276,303
       48,400  Den Norske Bank+............................................       131,129
        6,070  Kvaerner, Class A...........................................       277,700
       12,600  Unitor Ships Services.......................................       219,744
                                                                              -----------
                                                                                  904,876
                                                                              -----------
               SPAIN--4.0%
        2,600  Empresa Nacional de Electicidad (Endesa)....................       128,363
       28,360  Iberdrola S.A. .............................................       213,534
        6,270  Repsol, ADR.................................................       198,289
                                                                              -----------
                                                                                  540,186
                                                                              -----------
               SWEDEN--7.5%
        4,500  Astra AB, Class A...........................................       138,874
        4,000  Autoliv.....................................................       213,895
       10,680  Ericsson (L.M.) Telephone Company, Class B..................       212,878
        7,900  Pharmacia AB, Class B.......................................       171,583
        6,700  Pharmacia AB, ADR...........................................       146,562
       16,300  Sparbanken/Swedbank**.......................................       136,681
                                                                              -----------
                                                                                1,020,473
                                                                              -----------
               SWITZERLAND--1.5%
          150  Danzas Holdings.............................................       128,962
           65  Publicitas Holding SA-R.....................................        70,560
                                                                              -----------
                                                                                  199,522
                                                                              -----------
               UNITED STATES--19.6%
        2,158  American International Group, Inc. .........................       246,012
        2,825  Andrew Corporation+.........................................       163,497
        5,400  Cisco Systems Inc.+.........................................       273,037
        8,400  Claire's Stores Inc. .......................................       152,250
        5,950  Cummins Engine Inc. ........................................       259,569
        2,700  Dean Witter Discover & Company..............................       126,900
        2,280  Dow Chemical Company........................................       163,875
        3,900  DSC Communications Corporation+.............................       181,594
        3,470  Federal National Mortgage Association.......................       327,481
        2,795  Morgan (J.P.) & Company, Inc. ..............................       195,999
          850  Nike Inc., Class B..........................................        71,400
       12,000  Sola International Inc.+....................................       298,500
       15,400  Sunbeam Corporation ........................................       213,674
                                                                              -----------
                                                                                2,673,788
                                                                              -----------
               TOTAL COMMON STOCKS
                 (Cost $12,565,654)........................................    13,692,061
                                                                              -----------
PREFERRED STOCK--1.4% (Cost $203,803)
               GERMANY--1.4%
          990  Herlitz AG..................................................       193,296
                                                                              -----------

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 33 ------------------

    ------------------------------------------------------------------------
                      MONTGOMERY GLOBAL OPPORTUNITIES FUND
    ------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                VALUE
                                                                              (NOTE 1)
                                                                             -----------
TOTAL INVESTMENTS (Cost $12,769,457*).............................. 101.5%    13,885,357
OTHER ASSETS AND LIABILITIES (Net).................................  (1.5)      (208,286)
                                                                    -----    -----------
NET ASSETS......................................................... 100.0%   $13,677,071
                                                                    =====    ===========

------------
  * Aggregate cost for Federal tax purposes was $12,774,861.

 ** Illiquid or Special Situation Security. (See Note 7 to Financial
    Statements).

*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

  + Non-income producing security.

    Descriptions of securities have not been audited by Deloitte & Touche LLP.

ABBREVIATIONS:
ADR   American Depositary Receipt
ADS   American Depositary Share
GDR   Global Depositary Receipt
ORD   Ordinary

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 34 ------------------

    ------------------------------------------------------------------------
                      MONTGOMERY GLOBAL OPPORTUNITIES FUND
    ------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                 % OF NET        VALUE
INDUSTRY DIVERSIFICATION (UNAUDITED)                              ASSETS       (NOTE 1)
------------------------------------                             --------     -----------
COMMON STOCKS:
    Banks......................................................     16.1%     $ 2,199,200
    Telecommunications/Equipment...............................      9.7        1,328,883
    Telephone/Networks.........................................      8.5        1,160,432
    Electronics................................................      8.0        1,098,932
    Broadcasting/Advertising...................................      5.9          808,271
    Engineering/Construction...................................      4.8          656,140
    Electric Utilities.........................................      4.5          621,197
    Health Care/Pharmacy.......................................      3.7          511,883
    Diversified Financial Services.............................      3.3          454,381
    Machinery and Tools........................................      2.9          396,387
    Newspapers/Publishing......................................      2.7          372,696
    Retail Trade...............................................      2.6          357,675
    Telephone/Long Distance....................................      2.4          328,950
    Automotive/Automotive Parts................................      2.4          325,250
    Cosmetics and Personal Care................................      2.2          298,500
    Heavy Construction.........................................      2.0          277,700
    Telecommunications/Networking..............................      2.0          273,037
    Conglomerates..............................................      1.9          261,004
    Real Estate................................................      1.9          254,517
    Insurance..................................................      1.8          246,012
    Shipping...................................................      1.6          219,744
    Household Products.........................................      1.6          213,674
    Oil........................................................      1.5          198,289
    Housing....................................................      1.4          183,894
    Metals and Mining..........................................      1.2          163,897
    Chemicals..................................................      1.2          163,875
    Airfreight Couriers........................................      0.9          128,962
    Telephone/Regional--Local..................................      0.9          117,279
    Footwear...................................................      0.5           71,400
                                                                   -----      -----------
TOTAL COMMON STOCKS............................................    100.1       13,692,061
PREFERRED STOCK................................................      1.4          193,296
                                                                   -----      -----------
TOTAL INVESTMENTS..............................................    101.5       13,885,357
OTHER ASSETS AND LIABILITIES (Net).............................     (1.5)        (208,286)
                                                                   -----      -----------
NET ASSETS.....................................................   100.0%      $13,677,071
                                                                   =====      ===========

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 35 ------------------

  ----------------------------------------------------------------------------
                     MONTGOMERY GLOBAL COMMUNICATIONS FUND
  ----------------------------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                                 JUNE 30, 1995

                                                                                 VALUE
      SHARES                                                                    (NOTE 1)
    -----------                                                               ------------
COMMON STOCKS--100.6%
                  ARGENTINA--2.8%
        371,485   Angel Estrada...........................................    $  1,467,733
         37,650   Argentine Cellular Communications Ltd.**................         941,485
      1,387,600   Telefonica de Argentina S.A. ...........................       3,469,867
                                                                              ------------
                                                                                 5,879,085
                                                                              ------------
                  AUSTRALIA--2.7%
      3,403,700   Australis Media Ltd.+ ..................................       1,766,002
        867,000   John Fairfax Holdings...................................       1,589,849
        798,100   Publishing and Broadcasting Ltd. .......................       2,376,777
                                                                              ------------
                                                                                 5,732,628
                                                                              ------------
                  CANADA--0.8%
         67,300   Rogers Communication, Inc., Class B+....................       1,592,522
                                                                              ------------
                  CHILE--1.3%
        200,800   Telex Chile, ADS........................................       2,710,800
                                                                              ------------
                  CZECH REPUBLIC--0.4%
          8,100   SPT Telecom.............................................         822,534
                                                                              ------------
                  DENMARK--3.3%
        248,200   Tele Danmark A.S., ADR..................................       6,949,600
                                                                              ------------
                  FINLAND--5.1%
        181,900   Nokia AB Corporation, Series A..........................      10,753,863
                                                                              ------------
                  GERMANY--1.7%
          6,150   Axel Springer Verlag, Class A...........................       3,468,923
                                                                              ------------
                  GREAT BRITAIN--9.2%
      5,670,000   Aegis Group, ORD+.......................................       2,524,681
         49,800   Bell Cablemedia PLC, ADR+...............................         964,875
          4,651   Ionica+**...............................................       1,590,194
        323,000   Pearson, ORD............................................       3,056,222
        561,600   Reuters, ORD............................................       4,675,296
        183,000   Videotron Holdings PLC, ADR+............................       2,584,875
      1,069,792   Vodafone Group, ORD.....................................       3,972,387
                                                                              ------------
                                                                                19,368,530
                                                                              ------------
                  HONG KONG--3.2%
      2,278,000   First Pacific Company...................................       2,016,633
        602,000   Hutchinson Whampoa, Ltd. ...............................       2,909,716
        521,000   Television Broadcasting, Ltd. ..........................       1,831,425
                                                                              ------------
                                                                                 6,757,774
                                                                              ------------
                  INDONESIA--3.4%
        131,800   Indonesian Satellite Inc., ADR..........................       5,041,350
      1,277,000   PT Kabel Metal (F)......................................       2,150,314
                                                                              ------------
                                                                                 7,191,664
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 36 ------------------

  ----------------------------------------------------------------------------
                     MONTGOMERY GLOBAL COMMUNICATIONS FUND
  ----------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                 VALUE
      SHARES                                                                    (NOTE 1)
    -----------                                                               ------------
COMMON STOCKS--(CONTINUED)
                  ISRAEL--3.0%
         95,936   ECI Telecommunications, Ltd. ...........................    $  1,319,120
        218,000   Gilat Satellite Networks, Ltd.+.........................       5,014,000
                                                                              ------------
                                                                                 6,333,120
                                                                              ------------
                  ITALY--4.1%
        680,700   S.T.E.T. ...............................................       1,882,455
      1,223,000   S.T.E.T. Di Risp........................................       2,716,947
        962,600   Telecom Italia Risp.....................................       2,035,506
        758,400   Telecom Italia SPA......................................       2,055,617
                                                                              ------------
                                                                                 8,690,525
                                                                              ------------
                  JAPAN--10.8%
            432   DDI Corporation.........................................       3,465,990
         69,000   Kyocera Corporation.....................................       5,682,497
         57,000   Nihon Dempa Kogyo.......................................       1,647,690
            454   Nippon Telegraph and Telephone Corporation..............       3,803,197
        101,000   Omron Corporation.......................................       1,930,506
         41,000   Rohm Corporation........................................       2,118,813
        114,000   Tokyo Electron Ltd. ....................................       3,900,655
                                                                              ------------
                                                                                22,549,348
                                                                              ------------
                  KOREA--3.2%
         22,800   Korea Mobile Telecom, GDS+..............................         815,100
          3,420   Korean Mobile Telecom, ORD..............................       3,197,503
         12,150   Samsung Electronics Ltd., GDR+ ***......................         656,100
            988   Samsung Electronics Ltd., GDS+..........................          53,352
         38,300   Samsung Electronics Ltd., GDS...........................       2,068,200
                                                                              ------------
                                                                                 6,790,255
                                                                              ------------
                  MALAYSIA--5.5%
      1,651,666   Leader Universal Holdings...............................       5,893,968
        847,000   O'Connor's Engineering..................................       2,536,136
      1,128,000   Sistem Televisyen Malaysia..............................       3,007,383
                                                                              ------------
                                                                                11,437,487
                                                                              ------------
                  MEXICO--0.3%
         31,300   Grupo Iusacell, Series D, ADR+..........................         328,650
         27,900   Grupo Iusacell, Series L, ADR+..........................         334,800
        105,000   Grupo Mexicano de Video, ADS **+........................          38,850
                                                                              ------------
                                                                                   702,300
                                                                              ------------
                  NETHERLANDS--1.7%
        101,990   Royal PTT Nederland.....................................       3,666,243
                                                                              ------------
                  NEW ZEALAND--1.0%
        551,200   Telecom Corporation of New Zealand......................       2,063,627
                                                                              ------------
                  NORWAY--1.0%
         77,300   Nera AS.................................................       2,194,598
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 37 ------------------

  ----------------------------------------------------------------------------
                     MONTGOMERY GLOBAL COMMUNICATIONS FUND
  ----------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                 VALUE
      SHARES                                                                    (NOTE 1)
    -----------                                                               ------------
COMMON STOCKS--(CONTINUED)
                  PERU--3.3%
      2,790,333   Compania Peruana De Telefonos, Class B..................    $  4,766,584
      1,681,530   Tele 2000...............................................       2,161,913
                                                                              ------------
                                                                                 6,928,497
                                                                              ------------
                  PHILIPINES--1.0%
          3,500   Philipines Long Distance Telephone......................         250,098
         25,900   Philipines Long Distance Telephone, ADR.................       1,858,325
                                                                              ------------
                                                                                 2,108,423
                                                                              ------------
                  PORTUGAL--0.4%
         43,500   Portugal Telecom+.......................................         832,536
                                                                              ------------
                  RUSSIA--3.9%
        450,987   Global Telesystems Group, Inc.+**.......................       6,088,324
        200,000   Russian Telecommunications Development Corporation+**...       2,000,000
                                                                              ------------
                                                                                 8,088,324
                                                                              ------------
                  SPAIN--1.4%
        222,500   Telefonica Nacional de Espana, ORD......................       2,865,635
                                                                              ------------
                  SWEDEN--4.0%
        416,800   Ericsson (L.M.) Telephone Company, Class B..............       8,307,811
                                                                              ------------
                  SWITZERLAND--0.2%
            330   Publicitas Holding SA-R.................................         358,228
                                                                              ------------
                  THAILAND--1.2%
         64,500   Advanced Information Services (F).......................         956,330
         39,400   Shinawatra Computer (F).................................         976,820
         33,600   United Communications Industry (F)......................         490,014
                                                                              ------------
                                                                                 2,423,164
                                                                              ------------
                  UNITED STATES--20.7%
         67,700   Alltel Corporation......................................       1,717,887
         37,600   AT & T..................................................       1,997,500
        111,050   Andrew Corporation+.....................................       6,427,019
        127,342   Cisco Systems Inc.+.....................................       6,438,730
        147,100   DSC Communications Corporation+.........................       6,849,344
         23,300   LIN Broadcasting Corporation+...........................       2,950,362
         90,000   Montgomery Emerging Communications Fund++...............         900,000
         75,400   Motorola, Inc. .........................................       5,061,225
         99,000   Sprint Corporation......................................       3,328,875
        145,000   Stanford Telecommunications+............................       2,175,000
        100,792   USA Mobile Communications+..............................       1,763,860
        138,904   Worldcom, Inc.+.........................................       3,741,728
                                                                              ------------
                                                                                43,351,530
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 38 ------------------

  ----------------------------------------------------------------------------
                     MONTGOMERY GLOBAL COMMUNICATIONS FUND
  ----------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                 VALUE
      SHARES                                                                    (NOTE 1)
    -----------                                                               ------------
COMMON STOCKS--(CONTINUED)
                  VENEZUELA--0.0%#
         33,075   Electricidad de Caracas.................................    $     24,961
                                                                              ------------
                  TOTAL COMMON STOCKS
                    (Cost $181,338,085)...................................     210,944,535
                                                                              ------------
TOTAL INVESTMENTS (Cost $181,338,085*)..........................  100.6%       210,944,535
OTHER ASSETS AND LIABILITIES (Net)..............................   (0.6)        (1,300,329)
                                                                  -----       ------------
NET ASSETS......................................................  100.0%      $209,644,206
                                                                  =====       ============

------------
  * Aggregate cost for Federal tax purposes.

 ** Illiquid Security or Special Situation Security (See Note 7 to Financial
    Statements).

*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

  # Amount represents less than 0.1%.

  + Non-income producing security.

 ++ See Note 2 to Financial Statements.

    Descriptions of securities have not been audited by Deloitte & Touche LLP.

ABBREVIATIONS:
ADR   American Depositary Receipt
ADS   American Depositary Share
(F)   Foreign or alien shares.
GDR   Global Depositary Receipt
GDS   Global Depositary Share
ORD   Ordinary

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 39 ------------------

  ----------------------------------------------------------------------------
                     MONTGOMERY GLOBAL COMMUNICATIONS FUND
  ----------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                % OF NET        VALUE
INDUSTRY DIVERSIFICATION (UNAUDITED)                             ASSETS        (NOTE 1)
------------------------------------                            --------     ------------
COMMON STOCKS:
    Telecommunications/Equipment..............................     29.4%     $ 61,563,582
    Telephone/Networks........................................     21.7        45,498,864
    Telecommunications/Wireless...............................      9.2        19,359,646
    Electronics...............................................      8.6        18,114,000
    Telephone/Long Distance...................................      7.9        16,540,640
    Broadcasting/Advertising..................................      7.0        14,773,790
    Newspapers/Publishing.....................................      4.6         9,582,727
    Telecommunications/Networking.............................      3.1         6,438,730
    Telephone/Regional-Local..................................      2.9         5,965,110
    Cable Television..........................................      2.5         5,315,752
    Conglomerates.............................................      1.4         2,909,716
    Semiconductors............................................      1.0         2,118,813
    Computers/Office Equipment................................      0.5           976,820
    Mutual Funds..............................................      0.4           900,000
    Telecommunications/Other..................................      0.4           822,534
    Leisure Times.............................................      0.0#           38,850
    Electric Utilities........................................      0.0#           24,961
                                                                  -----      ------------
TOTAL COMMON STOCKS...........................................    100.6       210,944,535
                                                                  -----      ------------
TOTAL INVESTMENTS.............................................    100.6       210,944,535
OTHER ASSETS AND LIABILITIES (Net)............................     (0.6)       (1,300,329)
                                                                  -----      ------------
NET ASSETS....................................................    100.0%     $209,644,206
                                                                  =====      ============

------------
# Amount represents less than 0.1%.

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 40 ------------------

 ------------------------------------------------------------------------------
                    MONTGOMERY INTERNATIONAL SMALL CAP FUND
 ------------------------------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                                 JUNE 30, 1995

                                                                                  VALUE
      SHARES                                                                    (NOTE 1)
    -----------                                                                -----------
COMMON STOCKS--97.8%
                  ARGENTINA--0.2%
         13,865   Angel Estrada..............................................  $    54,780
                                                                               ------------
                  AUSTRIA--8.7%
          8,600   Boehler Ud deholm..........................................      595,113
         16,660   Burgenland Holdings AG.....................................      571,298
          3,860   BWT Benchiser Wassertechnik AG.............................      467,639
          8,283   Voest Alpine Eisenbahnsys..................................      833,402
                                                                               ------------
                                                                                 2,467,452
                                                                               ------------
                  BELGIUM--2.4%
          5,280   Glaverbel ORD..............................................      695,128
                                                                               ------------
                  CHINA--2.3%
         35,100   Huaneng Power International, ADS+..........................      644,963
                                                                               ------------
                  DENMARK--1.9%
         19,600   Tele Danmark A.S., ADR.....................................      548,800
                                                                               ------------
                  FINLAND--4.1%
         14,000   Metra AB, Class B, ORD.....................................      617,888
         16,300   Rauma Corporation+.........................................      294,247
         15,000   Rauma Corporation, ADR+....................................      270,000
                                                                               ------------
                                                                                 1,182,135
                                                                               ------------
                  FRANCE--4.0%
          3,880   Essilor International......................................      705,418
          8,800   Valeo......................................................      427,914
                                                                               ------------
                                                                                 1,133,332
                                                                               ------------
                  GERMANY--4.1%
          1,040   Axel Springer Verlag, Class A..............................      586,615
            955   Kampa Haus AG..............................................      583,559
                                                                               ------------
                                                                                 1,170,174
                                                                               ------------
                  GREAT BRITAIN--7.3%
      2,040,600   Aegis Group, ORD+..........................................      908,618
         52,900   Frogmore Estates PLC.......................................      398,749
        591,800   M.A.I.D.+..................................................      781,121
                                                                               ------------
                                                                                 2,088,488
                                                                               ------------
                  HONG KONG--5.0%
      1,293,000   International Bank of Asia.................................      693,472
      1,098,000   JCG Holdings...............................................      723,694
                                                                               ------------
                                                                                 1,417,166
                                                                               ------------
                  INDONESIA--2.0%
        522,000   Bank Tiara, Asia (F).......................................      574,270
                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 41 ------------------

 ------------------------------------------------------------------------------
                    MONTGOMERY INTERNATIONAL SMALL CAP FUND
 ------------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                  VALUE
      SHARES                                                                    (NOTE 1)
    -----------                                                                -----------
COMMON STOCKS--(CONTINUED)
                  IRELAND--4.4%
        876,659   Anglo Irish Bank Corporation...............................  $   747,159
        222,598   Anglo Irish Bank Corporation (UK)..........................      189,716
         44,276   Irish Continental Group....................................      327,465
                                                                               ------------
                                                                                 1,264,340
                                                                               ------------
                  JAPAN--25.6%
         18,000   Aiwa.......................................................      435,372
         20,000   Arcland Sakamoto...........................................      325,644
         19,000   Fuji Machine...............................................      580,615
         37,000   Fuso Lexel Inc. ...........................................      307,769
          6,000   Izumi Company Ltd. ........................................      140,877
         24,000   National House Industrial Company..........................      444,576
        129,000   New Japan Securities.......................................      560,109
         15,000   Nichiha Corporation........................................      309,716
         21,000   Nihon Dempa Kogyo..........................................      607,044
         19,300   Nissen Company.............................................      580,675
          4,000   Nissin Company.............................................      229,367
         17,000   Royal Ltd. ................................................      601,734
         10,000   Sankyo Frontier............................................      285,529
         24,000   Santen Pharmaceutical Company..............................      639,962
         54,000   Tohoku Misawa Homes........................................      599,540
         12,000   Towa Pharmaceutical........................................      658,368
                                                                               ------------
                                                                                 7,306,897
                                                                               ------------
                  MALAYSIA--4.0%
        167,000   Hock Hua Bank..............................................      630,189
        194,000   Sistem Televisyen Malaysia.................................      517,227
                                                                               ------------
                                                                                 1,147,416
                                                                               ------------
                  NETHERLANDS--4.5%
         31,430   IHC Caland N.V. ...........................................      892,494
         14,200   Vendex International N.V+..................................      375,734
                                                                               ------------
                                                                                 1,268,228
                                                                               ------------
                  NORWAY--10.0%
        289,500   Christiana Bank Kreditkasse................................      671,617
        127,000   Havtor A+..................................................      403,829
         18,000   Kvaerner, Class A..........................................      823,491
         53,000   Unitor Ships Services......................................      924,319
                                                                               ------------
                                                                                 2,823,256
                                                                               ------------
                  SWEDEN--6.3%
         21,500   Althin Medical "AB"**......................................      360,570
         15,000   Autoliv....................................................      802,106
         76,400   Sparbanken/Swedbank**......................................      640,640
                                                                               ------------
                                                                                 1,803,316
                                                                               ------------
                  SWITZERLAND--1.0%
            340   Danzas Holding+............................................      292,314
                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 42 ------------------

 ------------------------------------------------------------------------------
                    MONTGOMERY INTERNATIONAL SMALL CAP FUND
 ------------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                  VALUE
      SHARES                                                                    (NOTE 1)
    -----------                                                                -----------
COMMON STOCKS--(CONTINUED)
                  VENEZUELA--0.0%#
          3,753   Electricidad de Caracas....................................   $     2,832
                                                                               ------------
                  TOTAL COMMON STOCKS
                  (Cost $27,296,495).........................................    27,885,287
                                                                               ------------
PREFERRED STOCK--2.2% (Cost $673,043)
                  GERMANY--2.2%
          3,266   Herlitz AG.................................................       637,683
                                                                               ------------
                  TOTAL SECURITIES
                  (Cost $27,969,538).........................................    28,522,970
                                                                               ------------

     PRINCIPAL
      AMOUNT
    -----------
REPURCHASE AGREEMENTS--5.0%
       $709,000   Agreement with Chemical Bank Tri-Party, 6.250% dated
                    06/30/95 to be repurchased at $709,369, on 07/03/95,
                    collateralized by: $46,393 Treasury Note, 7.875% due
                    11/15/04 and $672,878 Federal Home Loan Mortgage
                    Corporation, 6.594% due 11/15/23.........................       709,000
        709,000   Agreement with Paine Webber Tri-Party, 6.250% dated
                    06/30/95 to be repurchased at $709,369 on 07/03/95,
                    collateralized by $719,364 Federal Home Loan Mortgage
                    Corporation #1630, 6.625% due 10/15/22...................       709,000
                                                                               ------------
                  TOTAL REPURCHASE AGREEMENTS
                    (Cost $1,418,000)........................................     1,418,000
                                                                               ------------
TOTAL INVESTMENTS (Cost $29,387,538*)................................. 105.0%    29,940,970
OTHER ASSETS AND LIABILITIES (Net)....................................  (5.0)    (1,425,377)
                                                                       -----    ------------
NET ASSETS............................................................ 100.0%   $28,515,593
                                                                       =====    ============

------------

   * Aggregate cost for Federal tax purposes was $29,391,540.
  ** Illiquid or Special Situation Security (See Note 7 to Financial Statements).
   # Amount represents less than 0.1%.
   + Non-income producing security.
     Descriptions of securities have not been audited by Deloitte & Touche LLP.

ABBREVIATIONS:
    ADR      American Depositary Receipt
    ADS      American Depositary Shares
    (F)      Foreign or alien shares.
    ORD      Ordinary

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 43 ------------------

 ------------------------------------------------------------------------------
                    MONTGOMERY INTERNATIONAL SMALL CAP FUND
 ------------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                               % OF NET        VALUE
               INDUSTRY DIVERSIFICATION (UNAUDITED)             ASSETS       (NOTE 1)
               ------------------------------------            --------     -----------
COMMON STOCKS:
  Banks......................................................     14.5%     $ 4,147,063
  Engineering/Construction...................................      7.7        2,193,535
  Retail Trade...............................................      7.1        2,024,664
  Machinery and Tools........................................      6.2        1,762,750
  Housing....................................................      5.9        1,686,503
  Shipping...................................................      5.8        1,655,613
  Broadcasting/Advertising...................................      5.0        1,425,845
  Automotive/Automotive Parts................................      4.3        1,230,020
  Electric Utilities.........................................      4.3        1,219,093
  Electronics................................................      3.7        1,042,416
  Diversified Financial Services.............................      3.3          953,061
  Building Materials.........................................      3.3          949,678
  Health Care/Pharmaceuticals................................      3.1          885,069
  Heavy Construction.........................................      3.0          823,491
  Software Systems...........................................      2.7          781,121
  Real Estate................................................      2.5          706,518
  Cosmetics and Personal Care................................      2.5          705,418
  Glass......................................................      2.4          695,128
  Newspapers/Publishing......................................      2.2          641,395
  Steel......................................................      2.1          595,113
  Securities Broker..........................................      2.0          560,109
  Telephone/Networks.........................................      1.9          548,800
  Medical and Biotechnology..................................      1.3          360,570
  Airfreight Couriers........................................      1.0          292,314
                                                                 -----      -----------
TOTAL COMMON STOCKS..........................................     97.8       27,885,287
PREFERRED STOCK..............................................      2.2          637,683
REPURCHASE AGREEMENTS........................................      5.0        1,418,000
                                                                 -----      -----------
TOTAL INVESTMENTS............................................    105.0       29,940,970
OTHER ASSETS AND LIABILITIES (Net)...........................     (5.0)      (1,425,377)
                                                                 -----      -----------
NET ASSETS...................................................    100.0%     $28,515,593
                                                                 =====      ===========

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 44 ------------------

       ------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
       ------------------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                                 JUNE 30, 1995

                                                                                 VALUE
        SHARES                                                                  (NOTE 1)
    --------------                                                            ------------
COMMON STOCKS--82.2%
                    ARGENTINA--4.9%
         1,486,830  Astra Cia Argentina de Petroleo.......................    $  2,230,803
            80,600  Banco Frances, ADR....................................       1,450,800
         1,365,393  Central Costanera.....................................       4,302,063
            10,715  C.I.A.D.E.A. S.A......................................          51,981
         5,182,057  Cresud................................................       7,982,363
               104  Galicia Y Buenos Aires................................             413
         3,524,616  Inversiones Y Representaciones+.......................       8,355,429
            28,818  Inversiones Y Representaciones, GDR+..................         670,019
            15,405  Inversiones Y Representaciones, GDS+..................         361,055
         4,184,266  Perez Companc.........................................      17,578,312
            76,200  Telefonica de Argentina, ADR..........................       1,885,950
         1,481,900  Telefonica de Argentina, S.A. ........................       3,720,499
                                                                              ------------
                                                                                48,589,687
                                                                              ------------
                    BANGLADESH--0.2%
            45,640  Apex Tannery..........................................       1,120,627
            49,339  Bangladesh Oxygen.....................................         202,425
           104,000  Eastern Housing Ltd.+.................................         382,233
                                                                              ------------
                                                                                 1,705,285
                                                                              ------------
                    BRAZIL--1.5%
           959,700  Aracruz Celulose S.A., ADR............................      11,276,475
            97,321  Telebras, ADR.........................................       3,205,510
                                                                              ------------
                                                                                14,481,985
                                                                              ------------
                    CHILE--3.8%
           153,800  AFP Provida, ADR......................................       4,133,375
           477,800  Chilgener, ADS........................................      15,110,425
           169,390  Empresa Nacional Electricidad de Chile, ADR...........       4,488,835
            86,396  Sociedad Quimica Minera de Chile......................       4,082,211
            93,412  The Chile Fund........................................       5,020,895
           267,250  Vina Concha Y Tora S.A., ADR..........................       5,177,969
                                                                              ------------
                                                                                38,013,710
                                                                              ------------
                    CHINA -- 2.4%
         4,901,750  Guangdong Investment Holdings Ltd. ...................       2,676,458
         8,519,000  Guangzhou Investment Company, Ltd. ...................       1,519,323
           173,400  Huaneng Power International, ADS+.....................       3,186,225
         1,365,880  Johnson Electric Holdings Ltd., ORD...................       2,753,719
         3,582,000  M.C. Packaging of Hong Kong...........................       1,238,317
         1,991,360  Shanghai Dazhong Taxi, Class B........................       1,449,710
         2,213,000  Shanghai Diesel Engine, Class B+......................       1,372,060
         2,473,900  Shangri-La Asia.......................................       2,941,389
         6,623,000  Sinocan Holdings, ORD.................................       1,883,042
        12,551,000  Siu Fung Ceramic Holdings.............................       1,800,461
         9,245,000  Tian An China Investments Company.....................       1,433,741
         5,404,880  Yue Yuen Industrial Holdings..........................       1,313,186
                                                                              ------------
                                                                                23,567,631
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 45 ------------------

       ------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
       ------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                 VALUE
        SHARES                                                                  (NOTE 1)
    --------------                                                            ------------
COMMON STOCKS--(CONTINUED)
                    COLOMBIA--0.8%
           158,765  Banco de Bogota.......................................    $    936,826
           136,000  Banco de Colombia, GDR***.............................       1,040,400
            19,900  Cadanalco, ADR***.....................................         424,119
            96,754  Carulla...............................................       1,207,710
            82,226  Cia Nacional de Chocolate.............................         816,428
            37,300  Cementos Paz del Rio S.A., Sponsored ADR..............         631,769
         1,606,338  Construcel............................................         637,978
           241,086  Noel..................................................       1,367,864
            54,000  Suramericana, ORD.....................................       1,201,021
                                                                              ------------
                                                                                 8,264,115
                                                                              ------------
                    CZECH REPUBLIC--1.0%
            19,518  IF Rychleho Vynosu....................................         928,709
            35,714  Komercni Banka IF.....................................         599,609
             6,238  PIF...................................................         102,800
           106,583  Sepap SA..............................................       5,401,305
            33,744  Sporitelni Privatizacni...............................         496,043
            24,800  SPT Telecom...........................................       2,518,375
                                                                              ------------
                                                                                10,046,841
                                                                              ------------
                    GHANA--0.1%
            38,245  Ashanti Goldfields***.................................         889,196
            10,100  Ashanti Goldfields, Reg. ADR..........................         234,825
                                                                              ------------
                                                                                 1,124,021
                                                                              ------------
                    GREECE--1.2%
           110,840  Aegek.................................................       2,464,864
            27,820  Aluminium Company of Greece...........................       1,162,466
            26,500  Ergo Bank.............................................       1,219,867
           106,080  Hellenic Bottling Company.............................       3,151,639
            93,170  Nikas S.A. ...........................................       1,247,295
           186,080  The Greek Progress Fund...............................       1,820,744
           151,250  Themeliodomi S.A. ....................................       1,456,397
                                                                              ------------
                                                                                12,523,272
                                                                              ------------
                    HONG KONG--0.4%
           599,000  Cheung Kong Holdings..................................       2,964,887
           114,300  HSBC Holdings.........................................       1,466,085
                                                                              ------------
                                                                                 4,430,972
                                                                              ------------
                    HUNGARY--0.2%
            97,200  Egis Gyogyszergyar**..................................       2,110,723
                                                                              ------------
                    INDIA--4.0%
           301,850  Arvind Mills Ltd.**...................................       1,413,119
           664,787  Arvind Mills Ltd., GDS................................       3,490,132
           145,500  Bajaj Auto**..........................................       3,382,643
           151,500  Bharat Petroleum**....................................       1,413,678
           220,000  BITV**................................................       1,261,147

   The accompanying notes are an integral part of these financial statements.

                         -------------------- 46 --------------------

       ------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
       ------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                 VALUE
        SHARES                                                                  (NOTE 1)
    --------------                                                            ------------
COMMON STOCKS--(CONTINUED)
                    INDIA--(CONTINUED)
           870,800  Carrier Aircon Ltd.**.................................    $  4,381,732
             7,500  East India Hotels**...................................         101,513
             1,600  Finolex Cables**......................................          15,287
            86,250  Grasim Industries Ltd.**..............................       1,659,076
            86,425  Grasim Industries Ltd., GDR...........................       2,074,200
             8,500  Grasim Industries Ltd., GDS...........................         204,000
           343,300  Great Eastern Shipping**..............................         508,390
            50,100  Great Eastern Shipping, GDR...........................         357,213
             4,577  Great Eastern Shipping, GDS...........................          32,634
           277,080  Great Eastern Shipping, New+**........................         410,325
           106,800  Gujarat Ambuja Cement**...............................         809,503
            74,580  Housing Development and Finance Corporation**.........       5,665,072
           184,000  Inovative Marine Products+**..........................          87,897
           346,300  ITI Ltd.**............................................         297,774
           222,800  Kotak Mahindra**......................................       1,284,293
           149,700  Lok Holdings**........................................         553,032
           102,350  Reliance Industries Ltd.**............................         860,522
           116,073  Reliance Industries Ltd., GDS.........................       2,118,333
         2,100,000  Rolta India Ltd.**....................................       1,789,013
            64,900  The Indian Hotels Company, Ltd.**.....................       1,045,841
           170,400  The Indian Hotels Company, Ltd., GDS..................       2,748,552
            15,300  The Indian Hotels Company, Ltd., Series S.............         246,789
           311,700  Titan Watch**.........................................       1,310,331
             1,350  Upcom Cables+**.......................................           2,558
                                                                              ------------
                                                                                39,524,599
                                                                              ------------
                    INDONESIA--5.8%
           504,800  Asia Pacific Resource.................................       4,606,300
         2,116,500  Astra International (F)...............................       3,754,009
         1,218,500  Bank Bali (F)**.......................................       3,091,390
         2,023,100  Bank International Indonesia (F)......................       6,245,538
         1,286,500  Dankos Laboratories (F)+**............................       4,101,549
         2,541,660  Duta Anggada Realty (F)...............................       2,054,328
         1,056,000  Hanjaya Mandala Sampoerna (F).........................       8,298,159
            45,100  Indonesian Satellite, ADR.............................       1,725,075
           191,500  Indonesian Satellite (F)..............................         726,616
         1,726,000  Indorama (F)..........................................       5,192,726
         2,626,000  International Indorayon Utama**.......................       5,424,158
            82,600  Kalbe Farme (F).......................................         378,322
           804,000  Pabrik Kertas Tjiwi Kimia (F)**.......................       1,615,582
         4,119,000  Pakuwon Jati (F)......................................       3,051,796
         1,092,500  Semen Gresik (F)**....................................       7,334,026
                                                                              ------------
                                                                                57,599,574
                                                                              ------------
                    ISRAEL--1.2%
             1,597  African Israel+.......................................       1,909,779
           133,729  ECI Telecommunications, Ltd. .........................       1,838,774
           622,134  Kitan.................................................       1,534,079
            43,706  Koor Industries.......................................       3,723,008

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 47 ------------------

       ------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
       ------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                 VALUE
        SHARES                                                                  (NOTE 1)
    --------------                                                            ------------
COMMON STOCKS--(CONTINUED)
                    ISRAEL--(CONTINUED)
             4,152  Teva Pharmaceuticals..................................    $  1,552,484
            34,403  Teva Pharmaceuticals, ADR.............................       1,290,113
                                                                              ------------
                                                                                11,848,237
                                                                              ------------
                    JORDAN--0.2%
            97,200  Arab International Hotels.............................         843,332
            87,184  Dar Al Dawa...........................................       1,016,101
                                                                              ------------
                                                                                 1,859,433
                                                                              ------------
                    KOREA--4.0%
            49,160  Hamil Iron and Steel Company..........................       3,382,526
            35,330  Hankook Tire Manufacturing............................       3,005,671
           134,930  KEPCO.................................................       5,185,156
           148,337  Korea Long Term Credit Bank...........................       4,245,187
            65,690  Pohang Iron & Steel Company...........................       6,572,379
           114,436  Samsung Construction..................................       3,093,885
            59,300  Samsung Construction, New.............................       1,384,253
             7,698  Samsung Construction, New, GDR........................          55,812
            20,000  Samsung Construction, GDS.............................         145,000
            10,089  Samsung Electronics Ltd. .............................       1,714,073
           263,300  Shinhan Bank..........................................       5,698,739
            45,996  Shinhan Bank, New.....................................         950,845
           143,996  Shinil Engineering Company............................       2,316,850
            23,370  Shinil Engineering Company, New.......................         323,620
            67,601  SsangYong Investments & Securities....................       1,150,085
            44,718  Tong Yang Securities..................................         601,546
                                                                              ------------
                                                                                39,825,627
                                                                              ------------
                    MALAYSIA--17.4%
         3,618,000  Arab Malaysian Corporation**..........................      12,910,828
           418,000  Arab Malaysian Finance (F)**..........................       1,688,802
         1,960,000  Arab Malaysian Merchant Bank**........................      23,314,192
         4,932,000  DCB Holdings Corporation**............................      14,464,233
         1,241,000  Genting Berhad**......................................      12,267,473
         1,515,500  Hong Leong Credit**...................................       7,645,878
         3,590,000  IJM Corporation Berhad**..............................      14,283,429
         6,673,000  IOI Corporation Berhad**..............................       8,758,655
           383,000  IOI Industrial Oxygen.................................         498,791
           105,000  IOI Properties........................................         366,079
         1,449,000  Kian Joo Can Factory**................................       5,675,943
         3,732,333  Leader Universal Holdings**...........................      13,318,826
         2,793,000  Resorts World Berhad**................................      16,382,239
         3,370,000  Sime Darby**..........................................       9,399,508
         1,943,000  Tanjong PLC**.........................................       6,694,504
           981,000  Telekom Malaysia**....................................       7,444,011
         2,952,700  United Engineers**....................................      18,772,293
                                                                              ------------
                                                                               173,885,684
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 48 ------------------

       ------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
       ------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                 VALUE
        SHARES                                                                  (NOTE 1)
    --------------                                                            ------------
COMMON STOCKS--(CONTINUED)
                    MEXICO--2.8%
            48,000  Grupo Mexicano de Video, ADS+.........................    $     17,760
           510,000  Grupo Mexico, Class B**...............................       2,448,000
         3,635,194  Industrias Penoles CPO................................      10,911,398
           244,000  Kimberly Clark de Mexico, Class A.....................       2,791,360
           389,900  Telefonos de Mexico de CV S.A., Series A, ADR.........      11,550,788
                                                                              ------------
                                                                                27,719,306
                                                                              ------------
                    PAKISTAN--1.0%
           382,682  Adamjee Insurance Company**...........................       1,395,883
           167,700  Bank of Punjab**......................................         128,567
           237,968  Dandot Cement**.......................................         228,527
           751,000  DG Khan**.............................................       1,060,597
           171,840  Engro Chemical**......................................         865,329
            35,400  Hub Power Company, GDR***.............................         522,150
           235,800  ICI Pakistan**........................................         620,346
           518,760  ICI Pakistan, New**...................................       1,364,761
           305,006  KASB**................................................         351,979
            82,225  Kohinoor Industries**.................................          24,553
           811,782  Nishat Textile**......................................         753,373
           223,437  Pakistan International Airlines**.....................          72,125
           379,705  Pakistan Electron**...................................         612,843
           182,977  Pakistan State Oil**..................................       2,214,932
                                                                              ------------
                                                                                10,215,965
                                                                              ------------
                    PERU--1.2%
         2,073,972  Banco De Credito......................................       3,636,094
           879,834  Ferreyros.............................................       1,234,022
           890,599  Southern Peru Copper Corporation......................       4,043,628
         1,842,905  Telefonica del Peru...................................       2,999,018
                                                                              ------------
                                                                                11,912,762
                                                                              ------------
                    PHILIPPINES--4.9%
        27,409,560  Aboitiz Equity Ventures...............................       5,580,646
         2,693,891  Ayala Corporation, Class B............................       3,006,104
         4,315,448  Ayala Land Inc., Class B..............................       4,984,562
         5,085,416  Bacnotan Cement+......................................       6,172,588
           133,320  Ben Pres Holdings***..................................       1,116,555
           403,980  Ben Pres Holdings, GDR***.............................       3,383,333
           452,300  International Container Terminal Corporation..........         314,343
         3,939,827  Keppel Philippine Shipyards,Inc., Class B.............       1,754,719
        14,533,325  Kepphil Shipyard, Inc.................................       1,507,961
         1,616,900  La Tondena............................................       1,930,910
     1,063,695,882  Manila Mining, Class B................................       4,164,823
         6,120,350  Metro Pacific Inc.+...................................         754,859
         6,570,875  Petron Corporation....................................       4,309,403
            46,650  Philippine Long Distance Telephone....................       3,333,448
            83,695  Philippine Long Distance Telephone, ADR...............       6,005,116

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 49 ------------------

       ------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
       ------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                 VALUE
        SHARES                                                                  (NOTE 1)
    --------------                                                            ------------
COMMON STOCKS--(CONTINUED)
                    PHILIPPINES--(CONTINUED)
            86,600  Philipino Telephone...................................    $     67,813
           192,369  San Miguel Corporation, Class B.......................         798,401
                                                                              ------------
                                                                                49,185,584
                                                                              ------------
                    POLAND--0.0%#
             8,509  Wielkopolski Bank Kredilowy**.........................          20,718
                                                                              ------------
                    PORTUGAL--1.2%
            40,125  Capital Portugal......................................       3,916,507
           100,496  Cimentos de Portugal..................................       1,634,863
           142,150  Electricas Empresa Fabril de Maquinas.................       1,690,643
           106,400  Portucal Industries Empresa+..........................         760,000
           113,300  Sonae Investmentos....................................       2,711,301
            51,850  Soporcel..............................................       1,343,209
                                                                              ------------
                                                                                12,056,523
                                                                              ------------
                    RUSSIA--0.4%
            46,389  Global Telesystems Group Inc.**.......................         626,251
                 7  LukOil, RDC...........................................       1,181,250
           130,700  The Templeton Russia Fund**...........................       1,901,685
                                                                              ------------
                                                                                 3,709,186
                                                                              ------------
                    SINGAPORE--4.1%
        14,005,572  CDL Hotels International, Ltd. .......................       6,832,825
           754,880  City Development......................................       4,618,407
           955,250  Development Bank of Singapore (F).....................      10,868,318
           686,000  Far East Levingston Shipbuilding......................       3,288,873
           331,000  Singapore International Airlines (F)..................       3,055,385
           230,400  Singapore Press Holdings (F)..........................       3,445,696
           893,444  United Overseas Bank (F)..............................       8,438,970
                                                                              ------------
                                                                                40,548,474
                                                                              ------------
                    SOUTH AFRICA--4.6%
           152,750  Anglo American Corporation............................       8,275,490
           361,900  Barlow Ltd. ..........................................       3,707,329
           109,700  Liberty Life..........................................       3,016,844
           797,900  Nampak Ltd. ..........................................       3,576,698
             6,800  Nampak Ltd., EDR......................................          77,350
            91,100  Nedcor Units..........................................       4,532,225
           449,000  Sasol Ltd. ...........................................       4,303,239
         7,066,932  South Africa Iron and Steel Industrial Corporation....       8,026,519
           173,660  South African Breweries...............................       4,954,892
           155,130  Standard Bank.........................................       5,588,733
                                                                              ------------
                                                                                46,059,319
                                                                              ------------
                    SRI LANKA--0.5%
           416,395  Aitken Spence & Company...............................       1,588,000
           926,320  CT Land...............................................         211,594
           246,133  Habarana Lodge, Ltd. .................................         173,557

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 50 ------------------

       ------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
       ------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                 VALUE
        SHARES                                                                  (NOTE 1)
    --------------                                                            ------------
COMMON STOCKS--(CONTINUED)
                    SRI LANKA--(CONTINUED)
           306,992  John Keels Holdings...................................    $  1,158,575
            47,297  John Keels Holdings, GDR***...........................         348,815
           238,980  Lanka Orik Leasing Company............................       1,015,825
           225,700  National Development Bank.............................       1,075,936
                                                                              ------------
                                                                                 5,572,302
                                                                              ------------
                    TAIWAN--5.3%
         2,416,644  ASE**.................................................       7,017,512
                13  Asia Cement, GDS......................................             273
         1,334,200  Cathay Life Insurance**...............................       7,025,368
         3,412,000  China Steel Corporation**.............................       3,078,039
           197,352  China Steel Corporation, ADS***.......................       4,045,716
            56,100  China Steel Corporation, GDS..........................       1,150,050
         1,615,320  Formosa Plastics**....................................       2,964,465
         2,716,975  Nan Ya Plastics**.....................................       5,217,669
         2,256,500  Phoenixtec Power**....................................       4,979,886
            62,327  President Enterprises Corporation, GDS................       1,036,186
            71,803  R.O.C. Taiwan Fund....................................         789,833
         2,037,600  Taiwan Semiconductor Company**........................       9,900,836
           207,000  United Microelectronics Corporation**.................       1,061,929
           321,211  Yageo Corporation, GDR***.............................       4,778,012
                                                                              ------------
                                                                                53,045,774
                                                                              ------------
                    THAILAND--5.2%
           102,800  Ban Pu Coal Company Ltd. .............................       2,432,052
            28,400  Ban Pu Coal Company Ltd. (F)..........................         671,890
           558,000  Bangkok Bank Public Company Ltd. (F)..................       6,148,511
           160,850  Bangkok Insurance Public Company, Ltd. (F)............       3,062,568
         2,145,500  Electricity Generating Public Company, Ltd............       6,475,177
           222,000  Land & House Public Company Ltd. (F)..................       4,676,524
           230,100  Phatra Thanakit Company Ltd. (F)......................       1,920,219
           266,600  Regional Container Lines..............................       4,266,032
           117,900  Siam Cement Public Company Ltd. (F)...................       7,527,259
           897,750  Thai Farmers Bank Public Company, Ltd. (F)............       8,582,905
           310,600  United Communication Industry (F).....................       4,529,715
         1,391,500  Wongpaitoon Footwear Public Company, Ltd. (F).........       2,142,070
                                                                              ------------
                                                                                52,434,922
                                                                              ------------
                    TURKEY--1.4%
         2,940,300  Akbank................................................         748,126
         1,475,685  Climentas***..........................................         951,194
         4,602,600  EFES**................................................         239,421
         1,904,000  Ege Biracilik Vem.....................................       2,239,240
         3,752,260  Kartonsan.............................................       1,463,903
         1,957,100  Koc Holding...........................................       1,925,452
         3,979,512  Tat Konserve..........................................       3,105,126
         3,623,500  Tofas Turk Otomobil Fabrepasi.........................       3,196,121
                                                                              ------------
                                                                                13,868,583
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 51 ------------------

       ------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
       ------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                 VALUE
        SHARES                                                                  (NOTE 1)
    --------------                                                            ------------
COMMON STOCKS--(CONTINUED)
                    VENEZUELA--0.5%
         4,449,606  Sivensa...............................................    $  1,069,799
         1,339,600  Sivensa, ADR..........................................       2,056,286
                72  Venezolana de Cementos................................              73
           239,051  Venprecar, GDS........................................       1,479,128
                                                                              ------------
                                                                                 4,605,286
                                                                              ------------
                    VIETNAM--0.0%#
    38,000........  The Vietnam Frontier Fund.............................         190,000
                                                                              ------------
                    TOTAL COMMON STOCKS
                    (Cost $783,341,721)...................................     820,546,100
                                                                              ------------
PREFERRED STOCKS--8.3%
                    BRAZIL--6.9%
        53,236,000  Agroceres.............................................         925,340
           320,000  Aracruz Celulose......................................         747,420
        93,291,600  Brazil Distribuidora..................................       3,222,893
         5,821,675  Cimento Itau..........................................       1,707,609
        58,221,000  Compania Vale do Rio Doce.............................       8,791,656
         1,437,000  Confab**..............................................       1,061,553
         4,001,700  Copene................................................       3,160,452
         7,597,400  Coteminas.............................................       2,393,532
        42,890,000  Electrobras B.........................................      11,415,589
        62,804,920  Ferreira Guimaraes....................................          75,052
        12,506,000  Gradiente Electronica.................................       1,630,331
        88,757,143  Industrias Romi, SA. .................................       2,314,146
            50,500  Kepler Weber SA. .....................................         482,232
        96,162,000  Lojas Renner SA. .....................................       1,629,687
         6,920,000  Marcopolo S.A., "B" Shares, NPV**.....................       1,165,086
        24,025,000  Shulz.................................................         939,598
        90,985,300  Petroleo Brasileiro...................................       7,709,781
     3,431,655,800  Randon................................................       3,951,717
         1,727,001  Sadia Concordia.......................................       1,613,494
       145,555,194  Telebras..............................................       4,791,225
     8,622,793,200  Usiminas..............................................       9,742,211
                                                                              ------------
                                                                                69,470,604
                                                                              ------------
                    GREECE--0.0%#
             5,030  Aluminium Company of Greece (Non-Voting Shares).......         185,571
                                                                              ------------
                    KOREA--1.2%
            88,600  Mando Machinery Corporation...........................       3,247,580
            70,365  Samsung Electronics Ltd...............................       6,544,294
           109,950  SsangYong Investments & Securities....................       1,218,041
            96,480  Tong Yang Securities..................................         801,614
                                                                              ------------
                                                                                11,811,529
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 52 ------------------

       ------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
       ------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                                 VALUE
        SHARES                                                                  (NOTE 1)
    --------------                                                            ------------
PREFERRED STOCKS--(CONTINUED)
                    PHILIPPINES--0.2%
            23,500  Philippine Long Distance Telephone....................    $  1,512,813
                                                                              ------------
                    TOTAL PREFERRED STOCKS
                    (Cost $92,836,137)....................................      82,980,517
                                                                              ------------
WARRANTS--0.1%
                    MALAYSIA--0.1%
           589,500  DCB Holding Corporation, Warrants,
                    Expire 12/28/99+......................................         677,030
           161,000  Kian Joo Can Factory, Warrants,
                    Expire 09/01/99+......................................         241,698
                                                                              ------------
                                                                                   918,728
                                                                              ------------
                    TOTAL WARRANTS
                    (Cost $168,622).......................................         918,728
                                                                              ------------
RIGHTS--0.0%#
                    PAKISTAN--0.0%#
                83  Indorama Synthetics, Rights,
                    Expire 07/03/95+......................................              50
           121,767  Nishat Mills, Rights, Expire 09/30/95+**..............          34,393
                                                                              ------------
                    TOTAL RIGHTS
                    (Cost $0).............................................          34,443
                                                                              ------------

       PRINCIPAL
        AMOUNT
    ---------------
CONVERTIBLE BONDS--4.8%
        $ 7,550,000  Bangkok Bank, 3.250% due 03/03/04....................       7,701,000
          5,178,000  Ban Pu Coal, 3.500% due 08/25/04.....................       6,330,105
          1,985,000  Essar Gujarat, 5.500% due 08/05/98...................       2,133,875
          1,320,000  Gujarat Cement, 3.500% due 06/30/99..................       1,762,200
            635,950  I.C.I.C.I., 2.500% due 04/03/00**....................       1,944,306
            800,000  International Container Terminal, 6.000% due
                     02/19/00.............................................         920,000
          1,840,000  Nan Ya Plastics, 1.750% due 07/19/01.................       1,768,700
          6,500,000  U-Ming Marine, 1.500% due 02/07/01...................       6,589,375
         13,135,000  United Engineers, 2.000% due 03/01/04................      14,842,550
          2,285,000  United Microelectronics, 1.250% due 06/08/04***......       3,895,925
                                                                              ------------
                     TOTAL CONVERTIBLE BONDS
                     (Cost $47,514,328)...................................      47,888,036
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

                     ------------------ 53 ------------------

       ------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
       ------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

       PRINCIPAL                                                                 VALUE
        AMOUNT                                                                 (NOTE 1)
    ---------------                                                           -----------
CORPORATE BONDS--0.8%
      MYR   578,000  AMMB Loan Stock @ 7.500%.............................    $   315,316
     SAFR 3,845,000  Barlow Ltd. @ 7.000% due 09/20/04....................      4,503,456
     SAFR 2,955,000  Liberty Life @ 6.500% due 09/30/04...................      3,472,125
                                                                             ------------
                     TOTAL CORPORATE BONDS
                     (Cost $8,007,781)....................................      8,290,897
                                                                             ------------
                     TOTAL SECURITIES
                     (Cost $931,868,589)..................................    960,658,721
                                                                             ------------
REPURCHASE AGREEMENTS--3.0%
         14,795,000  Agreement with Chemical Bank Tri-Party, 6.250% dated
                     06/30/95 to be repurchased at $14,802,706, on
                     07/03/95 collateralized by: $968,104 U.S. Treasury
                     Note, 7.875% due 11/15/04 and $14,041,219
                     Federal Home Loan Mortgage Corporation, 6.594% due
                     11/15/23.............................................     14,795,000
         14,795,000  Agreement with Paine Webber Tri-Party, 6.250% dated
                     06/30/95 to be repurchased at $14,802,706 on
                     07/03/95, collateralized by $15,011,276 Federal Home
                     Loan Mortgage Corporation #1630, 6.625% due
                     10/15/22.............................................     14,795,000
                                                                             ------------
                     TOTAL REPURCHASE AGREEMENTS
                     (Cost $29,590,000)...................................     29,590,000
                                                                             ------------
TOTAL INVESTMENTS (Cost $961,458,589*)............................  99.2%     990,248,721
OTHER ASSETS AND LIABILITIES (Net)................................   0.8        7,834,674
                                                                   -----     ------------
NET ASSETS........................................................ 100.0%    $998,083,395
                                                                   =====     ============

------------
  * Aggregate cost for Federal tax purposes was $966,121,237.

 ** Illiquid or Special Situation Security (See Note 7 to Financial Statements).

*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

  + Non-income producing security.

  # Amount represents less than 0.1%.
    Descriptions of securities have not been audited by Deloitte & Touche LLP.

ABBREVIATIONS:
ADR    American Depositary Receipt
ADS    American Depositary Share
EDR    European Depositary Receipt
(F)    Foreign or alien shares.
GDR    Global Depositary Receipt
GDS    Global Depositary Share
MYR    Malaysian Ringgit
ORD    Ordinary
RDC    Russian Depositary Receipt
SAFR   South African Financial Rand

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 54 ------------------

       ------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
       ------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                % OF NET       VALUE
                INDUSTRY DIVERSIFICATION (UNAUDITED)             ASSETS       (NOTE 1)
                ------------------------------------            --------    ------------
COMMON STOCKS
  Banks.......................................................     13.7%    $135,809,349
  Telecommunications..........................................      6.6       65,495,796
  Real Estate.................................................      5.5       55,051,401
  Heavy Construction..........................................      4.9       49,222,664
  Electric Utilities..........................................      3.9       39,270,031
  Conglomerates...............................................      3.9       38,675,067
  Leisure Time................................................      3.5       35,361,977
  Pulp and Paper..............................................      3.5       34,682,292
  Building Materials and Home Builders........................      3.3       33,049,474
  Steel.......................................................      3.1       30,860,442
  Oil.........................................................      2.9       28,928,378
  Metals and Mining...........................................      2.8       28,157,575
  Food and Beverages..........................................      2.6       26,065,370
  Electronics.................................................      2.1       21,299,013
  Diversified Financial Services..............................      2.0       20,217,551
  Insurance...................................................      1.9       19,392,146
  Mutual Funds................................................      1.6       15,766,825
  Apparel and Textiles........................................      1.4       13,528,607
  Automotives/Automotive Parts................................      1.4       13,390,424
  Chemicals...................................................      1.2       12,352,742
  Containers and Packaging....................................      1.2       11,839,115
  Semiconductors..............................................      1.1       10,962,765
  Health Care/Pharmaceuticals.................................      1.1       10,449,291
  Shipping....................................................      0.9        9,151,617
  Tobacco.....................................................      0.8        8,298,159
  Lodging.....................................................      0.8        8,100,973
  Holding Companies...........................................      0.8        8,041,057
  Broadcasting/Advertising....................................      0.6        5,761,034
  Securities Brokerage........................................      0.5        4,631,752
  Home Appliances.............................................      0.4        4,381,732
  Footwear....................................................      0.3        3,455,257
  Newspapers/Publishing.......................................      0.3        3,445,696
  Coal........................................................      0.3        3,257,484
  Airlines....................................................      0.3        3,127,510
  Software Systems............................................      0.2        1,789,013
  Retail Trade................................................      0.2        1,631,828
  Trucking....................................................      0.2        1,449,710
  Machinery and Machine Tools.................................      0.2        1,372,060
  Household Products..........................................      0.1        1,310,331

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 55 ------------------

       ------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
       ------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

                                                                % OF NET       VALUE
         INDUSTRY DIVERSIFICATION--(CONTINUED) (UNAUDITED)       ASSETS       (NOTE 1)
         -------------------------------------------------      --------    ------------
COMMON STOCKS--(CONTINUED)
  Electrical Equipment........................................      0.1%    $    925,903
  Agricultural Commodities....................................      0.0#         586,689
                                                                  -----     ------------
TOTAL COMMON STOCKS...........................................     82.2      820,546,100
PREFERRED STOCKS..............................................      8.3       82,980,517
WARRANTS......................................................      0.1          918,728
RIGHTS........................................................      0.0#          34,443
CONVERTIBLE BONDS.............................................      4.8       47,888,036
CORPORATE BONDS...............................................      0.8        8,290,897
REPURCHASE AGREEMENTS.........................................      3.0       29,590,000
                                                                  -----     ------------
TOTAL INVESTMENTS.............................................     99.2      990,248,721
OTHER ASSETS AND LIABILITIES (Net)............................      0.8        7,834,674
                                                                  -----     ------------
NET ASSETS....................................................    100.0%    $998,083,395
                                                                  =====     ============

---------------
# Amount represents less than 0.1%.

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 56 ------------------

 -----------------------------------------------------------------------------
                     MONTGOMERY SHORT GOVERNMENT BOND FUND
 -----------------------------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                                 JUNE 30, 1995

    PRINCIPAL                                                                    VALUE
      AMOUNT                                                                    (NOTE 1)
    ----------                                                                ------------
U.S. GOVERNMENT AGENCY SECURITIES--73.3%
                 FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)--24.1%
                 FHLMC:
    $  264,643   9.000% Pass Thru Pools due 10/01/16-10/01/18..............   $    273,824
       175,280   Pool #308601 9.500% due 10/01/18..........................        182,483
        85,899   FHLMC, Balloon,
                 Pool #893147 9.000% due 11/01/95..........................         86,020
                 FHLMC, REMIC:
       290,000   1611E (PAC) 5.500% due 12/15/18...........................        278,536
       800,000   1575PE (PAC) 6.000% due 03/15/07..........................        787,750
     1,036,155   1328B (FRN) 6.675% due 07/15/97...........................      1,037,774
       139,348   1098F (XPAC) 8.000% due 03/15/05..........................        140,001
       500,000   199B (XPAC) 8.500% due 03/15/01...........................        502,031
       171,722   170E (XPAC) 8.500% due 05/15/19...........................        172,178
       274,458   72F (XPAC) 9.000% due 04/15/20**..........................        278,189
       270,031   35B (XPAC) 9.600% due 05/15/13............................        270,579
                 FHLMC, Tiered Payment:
        11,764   Pool #730288 8.500% due 07/01/06..........................         12,029
        57,665   Pool #735008 9.500% due 02/01/05..........................         59,205
        39,770   Pool #730223 9.500% due 01/01/06..........................         40,832
                                                                              ------------
                                                                                 4,121,431
                                                                              ------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)--47.1%
                 FNMA, Balloon,
       980,000   Pass Thru Pools 9.500% due 01/01/25-03/01/25..............      1,030,072
                 FNMA, REMIC:
       569,595   94-42A (PAC) 4.750% due 01/25/05..........................        563,988
     1,000,000   93-97B (PAC) 5.000% due 08/25/13..........................        989,531
     1,615,000   93-101PD (PAC) 5.500% due 05/25/05........................      1,577,906
       144,534   92-22C (XPAC) 5.750% due 01/25/00.........................        143,676
       650,000   93-99D (PAC) 6.700% due 03/25/04**........................        643,602
       217,287   91-108JD (SEQ) 7.000% due 05/25/96........................        217,321
        48,414   1070E (SEQ) 7.500% due 04/15/96...........................         48,542
       102,339   G-6G (XPAC) 8.500% due 04/25/01...........................        102,131
       536,373   91-125J (SEQ) 8.500% due 09/25/01.........................        538,385
       384,521   91-30E (XPAC) 8.500% due 03/25/09.........................        385,122
       431,193   89-5B (PAC) 8.500% due 03/25/14...........................        429,778
     1,000,000   91-74L (XPAC) 8.500% due 08/25/21.........................      1,054,375
        75,303   88-29B (XTAC) 9.500% due 12/25/18.........................         78,386
       231,231   89-21G (SEQ) 10.450% due 04/25/19.........................        247,490
                                                                              ------------
                                                                                 8,050,305
                                                                              ------------
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)--2.1%
                 GNMA I:
       193,790   9.000% Pass Thru Pools due 04/15/16-12/15/19**............        203,782
       119,869   9.500% Pass Thru Pools due 09/15/16-04/15/20**............        127,211
        27,657   GNMA II,
                 10.500% Pass thru Pools due 01/20/19......................         30,137
                                                                              ------------
                                                                                   361,130
                                                                              ------------
                 TOTAL U.S. GOVERNMENT AGENCY SECURITIES
                 (Cost $12,418,017)........................................     12,532,866
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 57 ------------------

 -----------------------------------------------------------------------------
                     MONTGOMERY SHORT GOVERNMENT BOND FUND
 -----------------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

    PRINCIPAL                                                                    VALUE
      AMOUNT                                                                    (NOTE 1)
    ----------                                                                ------------
U.S. TREASURY OBLIGATIONS--34.8%
    $2,000,000   U.S. Treasury Note, 4.750% due 10/31/98...................    $ 1,929,375
     4,000,000   U.S. Treasury Note, 6.125% due 05/31/97...................      4,021,250
                                                                               -----------
                 TOTAL U.S. TREASURY OBLIGATIONS
                 (Cost $5,928,170).........................................      5,950,625
                                                                               -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--7.6%
                 Collateralized Mortgage Securities Corporation:
        12,009   Series 1990-7B, (SEQ) 9.500% due 03/20/19**...............         12,104
       119,325   Series 1991-9H, (PAC) 8.250% due 06/20/96.................        120,034
                 Drexel Burnham Lambert Mortgage:
       399,110   Series C3, (SEQ) 9.500% due 05/20/14......................        403,413
       204,388   Series J2, (SEQ) 8.000% due 07/01/17......................        203,430
       547,502   Smith Barney Shearson Mortgage, Series 2Z, (Accrual)
                   9.900% due 09/01/17**...................................        556,912
                                                                               -----------
                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                 (Cost $1,283,691).........................................      1,295,893
                                                                               -----------
TOTAL INVESTMENTS (Cost $19,629,878*).............................. 115.7%      19,779,384
OTHER ASSETS AND LIABILITIES (Net)................................. (15.7)      (2,685,981)
                                                                    -----      ------------
NET ASSETS......................................................... 100.0%     $17,093,403
                                                                    =====      ===========

------------
 * Aggregate cost for Federal tax purposes.

** Security pledged as collateral for reverse repurchase agreement.

   Descriptions of securities have not been audited by Deloitte & Touche LLP.

ABBREVIATIONS:
Accrual Bonds which receive negative amortization (coupon interest is added to principal) according to the stated coupon rate for a period of time.
FRN     Bonds with coupon rates that adjust periodically at a spread to an index.
PAC     Planned Amortization Class: bonds which are protected in part from variations in prepayments, generally resulting in greater stability.
REMIC   Real Estate Mortgage Investment Conduit.
SEQ     Sequential: bonds which are repaid in sequential order. Their actual principal paydowns are dependent on how quickly the underlying mortgages prepay and overall have similar risks to mortgage backed pass-thrus.
TAC     Targeted Amortization Class: bonds which are protected from prepayments.
        However, these bonds are usually less stable than PAC's.
XPAC    Broken Planned Amortization Class: PAC bonds which have lost their protection against prepayment risk, resulting in a security similar to a sequential.
XTAC    Broken Targeted Amortization Class: TAC bonds which have lost their protection against prepayment risk, resulting in a security similar to a sequential.

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 58 ------------------

     ----------------------------------------------------------------------
                       MONTGOMERY GOVERNMENT RESERVE FUND
     ----------------------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                                 JUNE 30, 1995

     PRINCIPAL                                                                   VALUE
      AMOUNT                                                                    (NOTE 1)
    -----------                                                               ------------
U.S. GOVERNMENT AGENCY SECURITIES--34.5%
                  FEDERAL FARM CREDIT BANK (FFCB)--4.1%
                  FFCB:
    $ 5,000,000   5.300% due 07/05/95......................................   $  4,999,074
        400,000   5.375% due 08/01/95......................................        399,693
      1,150,000   5.790% due 10/02/95......................................      1,146,311
      1,000,000   6.330% due 11/01/95......................................        997,342
      1,000,000   9.600% due 11/06/95......................................      1,011,447
      1,300,000   5.830% due 12/21/95......................................      1,296,378
        680,000   6.760% due 02/28/96......................................        680,352
                                                                              ------------
                                                                                10,530,597
                                                                              ------------
                  FEDERAL HOME LOAN BANK (FHLB)--6.5%
                  FHLB:
      5,000,000   5.400% due 07/06/95......................................      4,999,866
        500,000   4.000% due 07/14/95......................................        499,594
      1,000,000   5.700% due 09/22/95......................................        998,503
        800,000   5.000% due 10/25/95......................................        795,857
      1,000,000   5.063% due 12/18/95......................................        995,170
      2,000,000   7.070% due 12/22/95......................................      2,004,701
      3,000,000   6.800% due 01/02/96......................................      2,998,936
      2,000,000   7.415% due 01/10/96......................................      2,002,830
      1,150,000   6.787% due 02/15/96......................................      1,151,221
        500,000   5.800% due 04/29/96......................................        499,210
                                                                              ------------
                                                                                16,945,888
                                                                              ------------
                  STUDENT LOAN MARKETING ASSOCIATION (SLMA)--19.9%
                  SLMA:
      2,000,000   6.943% due 02/21/96......................................      2,005,277
     10,000,000   5.690% due 05/14/96+.....................................     10,004,560
      5,250,000   6.080% due 07/01/96++....................................      5,249,232
      5,150,000   5.660% due 07/19/96+.....................................      5,149,150
      8,000,000   5.960% due 08/22/96+.....................................      8,023,513
      5,000,000   5.660% due 09/23/96+.....................................      4,998,972
      2,500,000   5.910% due 11/01/96+.....................................      2,506,297
      6,000,000   5.720% due 12/20/96+.....................................      5,999,165
      5,000,000   6.130% due 06/30/97+.....................................      4,989,572
      2,500,000   5.860% due 10/30/97+.....................................      2,500,687
                                                                              ------------
                                                                                51,426,425
                                                                              ------------
                  TENNESSEE VALLEY AUTHORITY (TVA)--4.0%
                  Medium Term Notes:
      8,525,000   3.810% due 10/04/95......................................      8,456,912
      2,000,000   4.320% due 01/11/96......................................      1,974,648
                                                                              ------------
                                                                                10,431,560
                                                                              ------------
                  TOTAL U.S. GOVERNMENT AGENCY SECURITIES..................     89,334,470
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 59 ------------------

     ----------------------------------------------------------------------
                       MONTGOMERY GOVERNMENT RESERVE FUND
     ----------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

     PRINCIPAL                                                                   VALUE
      AMOUNT                                                                    (NOTE 1)
    -----------                                                               ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES--15.7%
                  FEDERAL FARM CREDIT BANK (FFCB)--1.6%
                  FFCB:
    $ 3,000,000   5.900%** due 08/11/95....................................   $  2,996,924
      1,000,000   6.100%** due 04/24/96....................................        999,541
                                                                              ------------
                                                                                 3,996,465
                                                                              ------------
                  FEDERAL HOME LOAN BANK (FHLB)--14.1%
                  FHLB:
     10,000,000   6.086%** due 07/03/95....................................      9,996,717
      5,000,000   6.270%** due 07/24/95....................................      4,980,586
      2,505,000   6.290%** due 08/28/95....................................      2,480,657
      3,450,000   4.207%** due 09/01/95....................................      3,439,258
      5,000,000   6.195%** due 09/06/95....................................      4,944,526
        100,000   4.264%** due 09/11/95....................................         99,674
      1,000,000   6.000%** due 10/06/95....................................      1,000,000
      1,390,000   6.319%** due 10/16/95....................................      1,365,043
      2,000,000   4.783%** due 11/06/95....................................      1,989,450
      1,000,000   5.000%** due 02/05/96....................................        993,299
      5,250,000   5.250%** due 02/16/96....................................      5,222,917
                                                                              ------------
                                                                                36,512,127
                                                                              ------------
                  TOTAL U.S. GOVERNMENT AGENCY DISCOUNT NOTES..............     40,508,592
                                                                              ------------
U.S. TREASURY OBLIGATIONS--2.6%
                  U.S. TREASURY BILLS--1.8%
                  U.S. Treasury Bills:
      4,000,000   5.664%** due 04/04/96....................................      3,822,387
      1,000,000   6.337%** due 05/02/96....................................        949,424
                                                                              ------------
                                                                                 4,771,811
                                                                              ------------
                  U.S. TREASURY NOTES--0.8%
                  U.S. Treasury Notes,
      2,000,000   9.375% due 04/15/96......................................      2,049,287
                                                                              ------------
                  TOTAL U.S. TREASURY OBLIGATIONS..........................      6,821,098
                                                                              ------------
U.S. SOVEREIGN BOND--0.6%
      1,665,424   AID-Israel, Series B, 5.875% due 01/01/99+...............      1,665,424
                                                                              ------------
                  TOTAL SECURITIES (Cost $138,329,584).....................    138,329,584
                                                                              ------------
REPURCHASE AGREEMENTS--46.2%
     20,000,000   Agreement with Bear Stearns Mortgage Tri-Party, 6.080%
                    dated 06/26/95, to be repurchased at $20,023,644, on
                    07/03/95, collateralized by $20,467,362 market value of
                    U.S. Government securities, having various maturities
                    and various interest rates.............................     20,000,000
     15,000,000   Agreement with Bear Stearns Mortgage Tri-Party, 6.170%
                    dated 06/29/95, to be repurchased at $15,017,996, on
                    07/06/95, collateralized by $15,350,521 market value of
                    U.S. Government securities, having various maturities
                    and various interest rates.............................     15,000,000

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 60 ------------------

     ----------------------------------------------------------------------
                       MONTGOMERY GOVERNMENT RESERVE FUND
     ----------------------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

     PRINCIPAL                                                                   VALUE
      AMOUNT                                                                    (NOTE 1)
    -----------                                                               ------------
REPURCHASE AGREEMENTS--(CONTINUED)
    $12,263,500   Agreement with Chemical Bank Tri-Party, 6.250% dated
                    06/30/95, to be repurchased at $12,269,887, on
                    07/03/95, collateralized by: $802,457 U.S. Treasury
                    Note, 7.875% due 11/15/04; $11,638,695 Federal National
                    Mortgage Association, 6.594% due 11/15/23..............   $ 12,263,500
     10,000,000   Agreement with Morgan Stanley Mortgage Tri-Party, 6.070%
                    dated 06/27/95, to be repurchased at $10,013,489, on
                    07/05/95, collateralized by: $27,271 U.S. Treasury
                    Note, 5.125% due 03/31/98; $10,183,419 market value of
                    U.S. Government securities having various maturities
                    and various interest rates.............................     10,000,000
     10,000,000   Agreement with Morgan Stanley Mortgage Tri-Party, 6.080%
                    dated 06/28/95, to be repurchased at $10,011,822, on
                    07/05/95, collateralized by: $27,271 U.S. Treasury
                    Note, 5.125% due 03/31/98; $10,183,419 market value of
                    U.S. Government securities having various maturities
                    and various interest rates.............................     10,000,000
      7,263,500   Agreement with Paine Webber Mortgage Tri-Party, 6.250%
                    dated 06/30/95, to be repurchased at $7,267,283, on
                    07/03/95, collateralized by $7,369,679 Federal Home
                    Loan Mortgage Corporation #1630, 6.625% due 10/15/22...      7,263,500
     15,000,000   Agreement with Sanwa Bank Mortgage Tri-Party, 6.080%
                    dated 06/28/95, to be repurchased at $15,017,733, on
                    07/05/95, collateralized by $15,314,449 market value of
                    U.S. Government securities, having various maturities
                    and various interest rates.............................     15,000,000
     10,000,000   Agreement with Sanwa Bank Mortgage Tri -Party, 6.070%
                    dated 06/27/95, to be repurchased at $10,013,489, on
                    07/05/95, collateralized by $10,224,072 market value of
                    U.S. Government securities, having various maturities
                    and various interest rates.............................     10,000,000
     20,000,000   Agreement with Sanwa Bank Mortgage Tri-Party, 6.170%
                    dated 06/29/95, to be repurchased at $20,023,994, on
                    07/06/95, collateralized by $20,415,263 market value of
                    U.S. Government securities, having various maturities
                    and various interest rates.............................     20,000,000
                                                                              ------------
                  TOTAL REPURCHASE AGREEMENTS..............................    119,527,000
                                                                              ------------
TOTAL INVESTMENTS (at amortized cost*)............................  99.6%      257,856,584
OTHER ASSETS AND LIABILITIES (Net)................................   0.4         1,099,440
                                                                   -----      ------------
NET ASSETS........................................................ 100.0%     $258,956,024
                                                                   =====      ============

------------
 * Aggregate cost for Federal tax purposes.

** Rate represents annualized yield at date of purchase.

 + Floating rate note, rate resets weekly.

++ Floating rate note, rate resets annually.

   Descriptions of securities have not been audited by Deloitte & Touche LLP.

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 61 ------------------

          -----------------------------------------------------------
                         MONTGOMERY CALIFORNIA TAX-FREE
                             INTERMEDIATE BOND FUND
          -----------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                                 JUNE 30, 1995

    PRINCIPAL                                                                    VALUE
     AMOUNT                                                                     (NOTE 1)
    --------                                                                   ----------
MUNICIPAL BONDS AND NOTES--99.1%
               CALIFORNIA--99.1%
    $ 55,000   Alameda, California, School District,
                 6.900% due 07/01/97.......................................... $   57,976
     200,000   Bakersfield, California, Hospital, (BAKMED),
                 7.375% due 01/01/14..........................................    222,002
      80,000   Burbank, California, Public Service Department, Series A,
                 Pre-refunded 06/01/97,
                 6.625% due 06/01/05..........................................     85,184
               California State:
      60,000     6.300% due 05/01/97........................................       62,221
     200,000     11.000% due 03/01/98.......................................      232,440
     250,000     (FGIC Insured),
                 7.000% due 04/01/06........................................      280,973
               California State, (CAS):
      25,000     8.000% due 05/01/96........................................       25,850
      40,000     6.400% due 08/01/96........................................       41,043
      50,000     9.400% due 10/01/96........................................       53,293
      40,000     6.800% due 03/01/99........................................       42,937
               California State, Health Facilities, Financing Authority,
                 (CASMED):
      90,000     Centinela Hospital,
                 6.500% due 08/01/96........................................       91,882
     125,000     (Kaiser),
                 8.800% due 10/01/98........................................      128,836
               California State, Public Works:
     100,000     High-Tech,
                 7.750% due 08/01/06........................................      115,597
      75,000     Series A,
                 7.000% due 03/01/96........................................       76,415
      75,000   California State, University Revenue, (AMBAC Insured),
                 6.250% due 11/01/00........................................       80,461
               California State, Veterans Bond:
      25,000     Series AG,
                 8.100% due 10/01/98........................................       27,788
      70,000     Series AL,
                 9.600% due 04/01/01........................................       86,073
     100,000     Series AT,
                 9.500% due 02/01/10........................................      134,640
     200,000     Series AQ,
                 8.900% due 10/01/99........................................      232,852
     100,000   Carpinteria, California, (CPNUTL), (FGIC Insured),
                 7.500% due 07/01/00........................................      112,354
     150,000   Contra Costa, California, Transportation Authority, Series A,
                 6.100% due 03/01/98........................................      157,193
      75,000   East Bay, California, Utility District, Series M,
                 7.500% due 03/01/00........................................       84,039
      50,000   Estero, California, Series S-1,
                 7.000% due 07/01/00........................................       54,585

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 62  ------------------

          -----------------------------------------------------------
                         MONTGOMERY CALIFORNIA TAX-FREE
                             INTERMEDIATE BOND FUND
          -----------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

    PRINCIPAL                                                                    VALUE
     AMOUNT                                                                     (NOTE 1)
    --------                                                                   ----------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
               CALIFORNIA--(CONTINUED)
    $ 90,000   Fremont, California, School District, (CGIC Insured),
                 7.700% due 09/01/96........................................   $   93,960
     100,000   Los Angeles, California, Series A, Pre-refunded 07/01/95,
                 6.400% due 09/01/98........................................      105,879
     250,000   Los Angeles, California, Water & Power,
                 9.000% due 12/15/97........................................      277,743
      25,000   Los Angeles County, California, Adult & Juvenile Detention,
                 6.700% due 06/01/96........................................       25,666
               Los Angeles County, California, Public Works:
     100,000     Financing Authority Revenue,
                 4.000% due 03/01/98........................................       98,923
      50,000     Revenue Anticipation Notes,
                 4.500% due 03/01/01........................................       48,583
     170,000   Los Angeles County, California, Waste Water, Series D, (MBIA
                 Insured),
                 6.000% due 12/01/98........................................      179,202
      20,000   Mt. Diablo, California, School District, (FGIC Insured),
                 6.800% due 08/01/97........................................       21,085
      50,000   Northern California, Transmission, (MBIA Insured),
                 6.400% due 08/15/96........................................       51,410
      75,000   Paramount, California, Redevelopment Agency,
                 5.100% due 08/01/98........................................       76,000
      70,000   Pasadena, California, Water Authority,
                 7.900% due 07/01/95........................................       70,000
               Piedmont, California, School District:
                 Series A:
      75,000     8.300% due 08/01/01........................................       88,837
      45,000     7.100% due 08/01/02........................................       50,864
      40,000     Series C,
                 7.200% due 08/01/01........................................       45,035
      50,000   Riverside County, California, (Kaiser),
                 8.700% due 12/01/98........................................       51,888
     200,000   Sacramento, California, City Financing Authority, (AMBAC
                 Insured),
                 4.650% due 11/01/02........................................      194,536
     100,000   San Bernardino County, California, (SBDCTF), (MBIA Insured),
                 Pre-refunded 07/01/96,
                 7.500% due 07/01/06........................................      105,593
      50,000   San Francisco, California, City & County Police Facilities,
                 8.000% due 06/15/99........................................       56,279
     100,000   San Francisco, California, City & County, Series A,
                 6.100% due 12/15/98........................................      105,823
     500,000   Santa Rosa, California, High School District, (FGIC Insured),
                 7.000% due 05/01/01........................................      555,100
     200,000   University of California, Research Facilities Revenue, Series
                 B,
                 5.700% due 09/01/06........................................      196,422
      50,000   University of Southern California, (CASEDU),
                 6.450% due 10/01/96........................................       51,596

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 63  ------------------

          -----------------------------------------------------------
                         MONTGOMERY CALIFORNIA TAX-FREE
                             INTERMEDIATE BOND FUND
          -----------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

    PRINCIPAL                                                                    VALUE
     AMOUNT                                                                     (NOTE 1)
    --------                                                                   ----------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
               CALIFORNIA--(CONTINUED)
    $ 65,000   Watsonville, California, Water Revenue, (MBIA Insured),
                 6.100% due 05/15/99........................................   $   68,719
                                                                               ----------
               TOTAL MUNICIPAL BONDS AND NOTES
               (Cost $5,066,946)............................................    5,105,777
                                                                               ----------
SHORT-TERM MUNICIPAL BOND AND NOTE -- 0.8% (Cost $40,000)
      40,000   California State, Health Facilities Financing Authority,
               (CASMED), St. Joseph's Health System, Series B,

               4.100% due 07/01/13+..................................              40,000
                                                                               ----------
TOTAL INVESTMENTS (Cost $5,106,946*)................................... 99.9%   5,145,777
OTHER ASSETS AND LIABILITIES (Net).....................................  0.1        7,393
                                                                       ------  ----------

NET ASSETS.............................................................100.0%  $5,153,170
                                                                       ======  ==========

------------

   * Aggregate cost for Federal tax purposes.
   + Floating rate note, rate resets daily.
     Descriptions of securities have not been audited by Deloitte & Touche LLP.
ABBREVIATIONS:
AMBAC   American Municipal Bond Assurance Corporation
CGIC    Capital Guaranty Insurance Corporation
FGIC    Federal Guaranty Insurance Corporation
MBIA    Municipal Bond Investors Assurance

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 64  ------------------

          -----------------------------------------------------------
                         MONTGOMERY CALIFORNIA TAX-FREE
                                   MONEY FUND
          -----------------------------------------------------------
                             PORTFOLIO INVESTMENTS
                                 JUNE 30, 1995

    PRINCIPAL                                                                     VALUE
      AMOUNT                                                                    (NOTE 1)
    ----------                                                                 -----------
MUNICIPAL BONDS AND NOTES--107.5%
                 CALIFORNIA--107.5%
    $1,300,000   ABAG Finance Authority for Non-Profit Corporations,
                   Certificates of Participation, (Lucile Salter Packard
                   Project), (AMBAC Insured),
                   3.950% due 08/01/23++....................................   $ 1,300,000
     1,000,000   Burbank, California, Redevelopment Agency Revenue, Issue A,
                   3.850% due 11/01/10++....................................     1,000,000
                 California Education Facilities Authority Revenue:
                   California Institute of Technology:
     1,900,000     3.600% due 01/01/24++....................................     1,900,000
       250,000     Pre-refunded 01/01/96,
                   8.625% due 01/01/16......................................       259,349
     1,400,000     (Stanford University Project), Series G, Pre-refunded
                   12/01/95,
                   8.500% due 12/01/07......................................     1,455,116
       500,000   California School Cash Reserves Authority, Program Revenue,
                   Series A,
                   4.500% due 07/05/95......................................       499,913
     3,700,000   California State, Department of Water Resources, Water
                   Systems Revenue, Series -V2,
                   3.750% due 12/01/25+.....................................     3,700,000
                 California State, Health Facilities Finance Authority
                   Revenue, (CASMED):
       250,000     Methodist Hospital, Sacramento,
                   8.400% due 11/01/95......................................       252,869
       200,000     Series A, (MBIA Insured),
                   8.400% due 09/01/95......................................       201,418
                   Series B, St. Joseph Health System:
     1,500,000     4.100% due 07/01/09+.....................................     1,500,000
       625,000     4.100% due 07/01/13+.....................................       625,000
     1,300,000     Series C, Catholic Healthcare, (MBIA Insured),
                   3.900% due 07/01/20+.....................................     1,300,000
     1,700,000   California State, Pollution Control Finance Authority,
                   Commercial Paper,
                   3.850% due 07/11/95......................................     1,700,000
                 California State, Pollution Control Finance Authority:
                   Resource Recovery Revenue:
     1,000,000     (Burney Forest Products Project), Series A,
                   4.300% due 09/01/20+.....................................     1,000,000
       570,000     (Stanislaus Project),
                   4.350% due 12/01/17+.....................................       570,000
                   (Shell Oil Company Project), PCR:
       200,000     Series A,
                   4.050% due 10/01/08+.....................................       200,000
     1,200,000     Series B,
                   4.050% due 10/01/11+.....................................     1,200,000
                   (Southern California Edison Project):
     1,200,000     Series A,
                   4.500% due 02/28/08+.....................................     1,200,000
     1,500,000     Series B,
                   4.500% due 02/28/08+.....................................     1,500,000

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 65  ------------------

          -----------------------------------------------------------
                         MONTGOMERY CALIFORNIA TAX-FREE
                                   MONEY FUND
          -----------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

    PRINCIPAL                                                                     VALUE
      AMOUNT                                                                    (NOTE 1)
    ----------                                                                 -----------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
                 CALIFORNIA--(CONTINUED)
    $1,215,000   California State, Public Works Board, Lease Revenue,
                   (University of California), Series A,
                   6.300% due 09/01/95......................................   $ 1,219,478
                 California Statewide Communities Development Authority
                   Revenue:
                   Certificates of Participation:
       100,000     3.400% due 07/01/95......................................       100,000
     1,100,000     (St. Joseph Health System),
                   4.100% due 07/01/24++....................................     1,100,000
     1,500,000   Solid Waste Facilities, (Chevron U.S.A. Inc. Project),
                   4.300% due 12/15/24++....................................     1,500,000
                   Tax and Revenue Anticipation Notes, Series A:
        45,000     4.500% due 07/17/95......................................        45,002
     1,000,000     4.750% due 07/05/96......................................     1,006,700
     1,800,000   Contra Costa, California, Transportation Authority, Sales
                   Tax Revenue, Series A, (FGIC Insured),
                   3.900% due 03/01/09++....................................     1,800,000
     2,500,000   Del Mar Race Track Authority, Commercial Paper,
                   3.300% due 07/27/95......................................     2,500,000
     1,000,000   East Bay, California, MUD, Commercial Paper,
                   3.050% due 07/06/95......................................     1,000,000
     1,300,000   East Bay, California, MUD, Waste Water, Commercial Paper,
                   3.300% due 08/04/95......................................     1,300,000
       250,000   East Bay, California, Regional Park District, Promissory
                   Notes, Pre-refunded 03/01/96,
                   7.600% due 03/01/08......................................       260,390
       200,000   Escondido, California, Certificates of Participation,
                   (Escondido City Hall Project), Pre-refunded 09/01/95,
                   7.900% due 09/01/10......................................       205,006
     1,400,000   Imperial, California, Irrigation District, Certificates of
                   Participation, (Electric Systems Project),
                   5.500% due 05/01/96......................................     1,417,527
        50,000   Inglewood, California, Redevelopment Agency Tax Allocation,
                   (La Cienega Redevelopment Project), Series B,
                   Pre-refunded 11/01/95, (AMBAC Insured),
                   8.800% due 11/01/15......................................        51,601
     2,500,000   Kern, California, Community College District, Certificates
                   of Participation,
                   4.250% due 01/01/25++....................................     2,500,000
       300,000   Lancaster, California, Redevelopment Agency, Multi-family
                   Housing Revenue, (Westwood Park Apartments), Series K,
                   3.600% due 12/01/07++....................................       300,000
        65,000   Los Angeles, California, Certificates of Participation,
                   Equipment Acquisition Program, (AMBAC Insured),
                   4.300% due 09/01/95......................................        65,016
     1,000,000   Los Angeles, California, Certificates of Participation, LOC
                   Edlagys,
                   Series A,
                   4.500% due 07/06/95......................................       999,989

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 66 ------------------

          -----------------------------------------------------------
                         MONTGOMERY CALIFORNIA TAX-FREE
                                   MONEY FUND
          -----------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

    PRINCIPAL                                                                     VALUE
      AMOUNT                                                                    (NOTE 1)
    ----------                                                                 -----------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
                 CALIFORNIA--(CONTINUED)
                 Los Angeles, California, Community Redevelopment Agency
                   Revenue:
    $  500,000     Series A, (Bunker Hill Project), Pre-refunded 12/01/95,
                   8.500% due 12/01/00......................................   $   519,684
                   Central Business District:
       200,000     Series E, Pre-refunded 07/01/95,
                   8.850% due 07/01/10......................................       204,000
       170,000     Series F, Pre-refunded 07/01/95, (BIG Insured),
                   8.600% due 07/01/98......................................       173,400
     1,000,000     Customer Receipt, Series BT-23, (MBIA Insured),
                   4.050% due 12/01/03++....................................     1,000,000
     2,000,000   Los Angeles, California, Department of Water and Power,
                   Commercial Paper,
                   3.200% due 08/02/95......................................     2,000,000
                 Los Angeles, California, Metropolitan Rapid Transit
                   Authority, Commercial Paper:
     1,000,000     3.850% due 07/10/95......................................     1,000,000
     1,500,000     3.700% due 07/18/95......................................     1,500,000
     3,000,000   Los Angeles, California, Multi-family Housing Revenue,
                   Series K,
                   3.750% due 07/01/10++....................................     3,000,000
                 Los Angeles, California, Wastewater Systems, Commercial
                   Paper:
     1,000,000     3.850% due 07/17/95......................................     1,000,000
     1,000,000     3.000% due 08/07/95......................................     1,000,000
     1,610,000   Los Angeles County, California, Certificates of
                   Participation, (Los Angeles County Public Properties
                   Project), Pre-refunded 10/01/95,
                   9.250% due 10/01/99......................................     1,662,803
     1,000,000   Metropolitan Water District, Southern California,
                   Commercial Paper,
                   3.400% due 07/25/95......................................     1,000,000
     1,000,000   Modesto, California, High School District, GO, (MBIA
                   Insured),
                   7.000% due 08/01/95......................................     1,001,852
       455,000   Modesto, California, Irrigation District, Certificates of
                   Participation, (Geysters Geothermal Power Project),
                   Pre-refunded 10/01/95,
                   8.875% due 10/01/17......................................       469,139
       500,000   Northern California, Public Power Agency Revenue,
                   (Geothermal Project No. 3), Series A, Pre-refunded
                   07/01/95,
                   9.500% due 07/01/00......................................       510,000
     1,250,000   Orange County, California, Community Facilities District
                   Revenue, (Rancho Santa Margarita Project), Series A,
                   Pre-refunded 07/01/96,
                   8.125% due 07/01/16++....................................     1,325,290
                 Palm Springs, California, Community Redevelopment Agency,
                   Certificates of Participation:
     1,900,000   District No. 2,
                   4.550% due 12/01/14++....................................     1,900,000
       800,000   District No. 5,
                   4.550% due 12/01/14++....................................       800,000
     1,200,000   District No. 9,
                   4.550% due 12/01/14++....................................     1,200,000

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 67 ------------------

          -----------------------------------------------------------
                         MONTGOMERY CALIFORNIA TAX-FREE
                                   MONEY FUND
          -----------------------------------------------------------
                       PORTFOLIO INVESTMENTS--(CONTINUED)
                                 JUNE 30, 1995

    PRINCIPAL                                                                     VALUE
      AMOUNT                                                                    (NOTE 1)
    ----------                                                                 -----------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
                 CALIFORNIA--(CONTINUED)
    $1,000,000   Richmond, California, J.T. Powers Finance Authority, Port
                   Terminal Lease Revenue,
                   4.300% due 09/01/04+.....................................   $ 1,000,000
       150,000   San Bernardino (County of), California, School District
                   Revenue, Sisters of Charity, Series A,
                   5.800% due 07/01/95......................................       150,000
     1,000,000   San Diego (County of), California, Tax and Revenue
                   Anticipation Note, Series A,
                   4.750% due 07/03/96......................................     1,008,130
     3,585,000   San Francisco, California, Bay Area, Rapid Transit
                   District, Sales Tax Revenue, Pre-refunded 07/01/95,
                   9.000% due 07/01/11......................................     3,692,550
       500,000   San Jose,California, Redevelopment Agency, Tax Allocation,
                   (Merged Area Redevelopment Project), (MBIA Insured),
                   3.400% due 08/01/95......................................       499,646
     2,300,000   Southern California, Public Power Authority Revenue,
                   (Southern Transmission Project):
                   4.850% due 07/01/19++....................................     2,300,000
     1,000,000   Yuba (County of), California, Tax and Revenue Anticipation
                   Note,
                   5.000% due 10/26/95......................................     1,000,854
                                                                               ------------
                 TOTAL MUNICIPAL BONDS AND NOTES............................    69,651,722
                                                                               ------------
TOTAL INVESTMENTS (at amortized cost*)............................... 107.5%    69,651,722
OTHER ASSETS AND LIABILITIES (Net)...................................  (7.5)    (4,871,825)
                                                                     ------    -----------
NET ASSETS........................................................... 100.0%   $64,779,897
                                                                     ======    ===========

------------

   * Aggregate cost for federal tax purposes.
   + Floating rate note, rate resets daily.
  ++ Floating rate note, rate resets weekly.
     Descriptions of securities have not been audited by Deloitte & Touche LLP.
ABBREVIATIONS:
AMBAC   American Municipal Bond Assurance Corporation
BIG     Bond Investors Guaranty
FGIC    Federal Guaranty Insurance Corporation
GO      General Obligation Bond
LOC     Letter of Credit
MBIA    Municipal Bond Investors Guaranty
PCR     Pollution Control Revenue

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 68 ------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             ------------------ 69 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1995

                                                                                   GROWTH
                                                                                    FUND
                                                                                ------------
ASSETS:
Investments in securities, at value (Note 1)
 Securities.................................................................... $802,167,794
 Repurchase agreements.........................................................           --
                                                                                ------------
Total investments..............................................................  802,167,794
Cash...........................................................................   89,684,049
Foreign currency, at value (Cost $206,432).....................................           --
Forward foreign exchange contracts:
 Forward foreign exchange contracts to buy, at value (Contract cost $288,862)
 (Note 3)......................................................................           --
 Forward foreign exchange contracts to sell (Note 3)...........................           --
Receivables:
 Dividends.....................................................................      153,625
 Interest......................................................................           --
 Expenses absorbed by Manager..................................................           --
 Shares of beneficial interest sold............................................    1,827,374
 Investment securities sold....................................................    4,304,626
Other Assets:
 Organization costs (Note 1)...................................................       35,578
 Prepaid expenses and other assets.............................................           --
                                                                                ------------
Total Assets...................................................................  898,173,046
                                                                                ------------
LIABILITIES:
Forward foreign exchange contracts:
 Forward foreign exchange contracts to buy (Note 3)............................           --
 Forward foreign exchange contracts to sell, at value (Contract cost $96,116)
 (Note 3)......................................................................           --
Reverse repurchase agreements (Note 3).........................................           --
Payables:
 Deferred fee income on dollar roll transactions...............................           --
 Deferred gain on dollar roll transactions.....................................           --
 Shares of beneficial interest redeemed........................................    1,535,962
 Investment securities purchased...............................................   16,749,595
 Management fees...............................................................      258,806
 Administration fees...........................................................       57,999
 Custodian fees................................................................       16,348
 Dividends.....................................................................           --
 Trustees' fees and expenses...................................................        1,567
 Due to custodian..............................................................           --
 Transfer agency and servicing fees............................................      239,427
 Accrued liabilities and expenses..............................................      537,632
                                                                                ------------
Total Liabilities..............................................................   19,397,336
                                                                                ------------
NET ASSETS..................................................................... $878,775,710
                                                                                ============
Investments at Identified Cost................................................. $701,785,592
                                                                                ============
NET ASSETS CONSIST OF:
Undistributed net investment income............................................ $  3,692,196
Accumulated net realized gain/(loss) on securities sold, forward foreign exchange contracts,
 futures contracts, foreign currency transactions and securities sold short....   22,332,169
Net unrealized appreciation of securities, forward foreign exchange contracts, foreign currency transactions and net other assets............................  100,382,202
Shares of beneficial interest..................................................      458,549
Additional paid-in capital.....................................................  751,910,594
                                                                                ------------
NET ASSETS..................................................................... $878,775,710
                                                                                ============
Net Asset Value, offering and redemption price per share outstanding...........       $19.16
                                                                                       =====
Number of Fund shares outstanding..............................................   45,854,910
                                                                                ============

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 70  ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------

                                        EQUITY          ASSET           GLOBAL
     MICRO CAP        SMALL CAP         INCOME       ALLOCATION      OPPORTUNITIES
        FUND             FUND            FUND           FUND             FUND
    ------------     ------------     ----------     -----------     -------------
    $137,626,759     $193,199,174     $5,978,006     $59,860,895      $13,885,357
              --        7,229,000        425,000              --               --
    ------------     ------------     ------------    ----------      -----------
     137,626,759      200,428,174      6,403,006      59,860,895       13,885,357
      32,227,532          201,407            749       7,268,120               --
              --               --             --              --          208,388
              --               --             --              --          287,372
              --               --             --              --           96,116
          37,432           33,646         24,854           2,140           29,889
              --          125,326             74         409,971               --
              --               --          2,347              --               --
       1,225,648           37,885         40,394         498,707           95,754
       2,919,245        3,370,482             --       1,051,875          124,930
          23,974            6,528         25,360          44,411           36,059
              --               --             --             257               --
    ------------     ------------     ------------    ----------      -----------
     174,060,590      204,203,448      6,496,784      69,136,376       14,763,865
    ------------     ------------     ------------    ----------      -----------
              --               --             --              --          288,862
              --               --             --              --           96,681
              --               --             --              --               --
              --               --             --           1,247               --
              --               --             --          15,078               --
          56,197           79,130          1,000         128,327           26,921
      10,738,303        1,339,419             --       8,651,598          497,745
         115,000          166,452             --          17,998            4,254
           8,173           11,652            363           3,147              788
           5,525          105,419          1,999           3,761            8,603
              --               --         51,653              --               --
           1,031            1,568          1,567           1,568            1,567
              --               --             --              --          129,432
          27,000           33,522          1,512          16,573            4,191
         159,865           67,445         56,072          63,250           27,750
    ------------     ------------     ------------    ----------      -----------
      11,111,094        1,804,607        114,166       8,902,547        1,086,794
    ------------     ------------     ------------    ----------      -----------
    $162,949,496     $202,398,841     $6,382,618     $60,233,829      $13,677,071
    ============     ============     ============    ==========      ===========
    $122,914,040     $155,318,326     $6,084,911     $56,455,534      $12,769,457
    ============     ============     ============    ==========      ===========
    $    704,275     $         --     $      980     $   509,593      $    42,661
         312,720        6,471,686         39,974       1,097,296       (1,429,734)
      14,712,719       45,109,848        318,095       3,405,361        1,115,129
         118,503          118,279          4,769          36,886           10,321
     147,101,279      150,699,028      6,018,800      55,184,693       13,938,694
    ------------     ------------     ------------    ----------      -----------
    $162,949,496     $202,398,841     $6,382,618     $60,233,829      $13,677,071
    ============     ============     ============    ==========      ===========
          $13.75           $17.11         $13.38          $16.33           $13.25
           =====            =====          =====           =====            =====
      11,850,322       11,827,906        476,925       3,688,632        1,032,075
    ============     ============     ============    ==========      ===========

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 71  ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1995

                                                                                 GLOBAL
                                                                             COMMUNICATIONS
                                                                                  FUND
                                                                             --------------
ASSETS:
Investments in securities, at value (Note 1)
 Investment securities......................................................  $210,944,535
 Repurchase agreements......................................................            --
                                                                              ------------
Total investments...........................................................   210,944,535
Cash........................................................................            --
Foreign currency, at value (Cost $1,343,632 and $6,002,299, respectively)...            --
Forward foreign exchange contracts:
 Forward foreign exchange contracts to buy, at value (Contract cost
 $4,474,870,
 $1,832,829 and $2,906,750, respectively) (Note 3)..........................     4,472,211
 Forward foreign exchange contracts to sell (Note 3)........................     2,658,913
Receivables:
 Dividends..................................................................       227,782
 Interest...................................................................            --
 Expenses absorbed by Manager...............................................            --
 Shares of beneficial interest sold.........................................       135,411
 Investment securities sold.................................................     7,577,512
Other Assets:
 Organization costs (Note 1)................................................        46,518
 Prepaid expenses and other assets..........................................            --
                                                                              ------------
Total Assets................................................................   226,062,882
                                                                              ------------
LIABILITIES:
Forward foreign exchange contracts:
 Forward foreign exchange contracts to buy (Note 3).........................     4,474,870
 Forward foreign exchange contracts to sell, at value (Contract cost
 $2,658,913,
 $570,112 and $4,126,114, respectively) (Note 3)............................     2,666,625
Reverse repurchase agreements (Note 3)......................................            --
Payables:
 Deferred fee income on dollar roll transactions............................            --
 Deferred gain on dollar roll transactions..................................            --
 Shares of beneficial interest redeemed.....................................       212,201
 Investment securities purchased............................................     4,472,162
 Management fees............................................................       188,024
 Administration fees........................................................        11,963
 Custodian fees.............................................................        49,302
 Dividends..................................................................            --
 Trustees' fees and expenses................................................         1,567
 Due to custodian...........................................................     4,137,792
 Transfer agency and servicing fees.........................................        72,742
 Accrued liabilities and expenses...........................................       131,428
                                                                              ------------
Total Liabilities...........................................................    16,418,676
                                                                              ------------
NET ASSETS..................................................................  $209,644,206
                                                                              ============
Investments at Identified Cost..............................................  $181,338,085
                                                                              ============
NET ASSETS CONSIST OF:
Undistributed net investment income/(accumulated net investment loss).......  $   (366,907)
Accumulated net realized gain/(loss) on securities sold, forward foreign exchange contracts, futures contracts, foreign currency transactions and
 securities sold short......................................................   (21,559,367)
Net unrealized appreciation of securities, forward foreign exchange
 contracts, foreign currency transactions and net other assets..............    29,680,625
Shares of beneficial interest...............................................       135,986
Additional paid-in capital..................................................   201,753,869
                                                                              ------------
NET ASSETS..................................................................  $209,644,206
                                                                              ============
Net Asset Value, offering and redemption price per share outstanding........        $15.42
                                                                                    ======
Number of Fund shares outstanding...........................................    13,598,577
                                                                              ============

------------

** Amount represents distributions in excess of net investment income.

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 72 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------

                                                                              CALIFORNIA
    INTERNATIONAL        EMERGING             SHORT           GOVERNMENT       TAX-FREE        CALIFORNIA
      SMALL CAP          MARKETS         GOVERNMENT BOND       RESERVE        INTERMEDIATE   TAX-FREE MONEY
        FUND               FUND               FUND               FUND         BOND FUND           FUND
    -------------     --------------     ---------------     ------------     ----------     --------------
     $28,522,970      $  960,658,721       $19,779,384       $138,329,584     $5,145,777      $ 69,651,722
       1,418,000          29,590,000                --        119,527,000            --                 --
     -----------        ------------       -----------       ------------     ----------       -----------
      29,940,970         990,248,721        19,779,384        257,856,584     5,145,777         69,651,722
              --             919,034           883,674              2,427            --            984,409
       1,344,255           5,934,404                --                 --            --                 --
       1,823,486           2,900,391                --                 --            --                 --
         570,112           4,126,114                --                 --            --                 --
          63,578           2,407,984                --                 --            --                 --
             246             780,601           138,651          1,346,751        93,247            698,008
              --                  --             3,709                 --         2,825                 --
         125,954           2,709,862           327,068             53,242        12,000              4,984
         988,498           8,602,431            62,963                 --       115,022                 --
          36,568              35,977            42,351             37,784        25,428              3,235
              --                  --                --                 --           136                 --
     -----------        ------------       -----------       ------------     ----------       -----------
      34,893,667       1,018,665,519        21,237,800        259,296,788     5,394,435         71,342,358
     -----------        ------------       -----------       ------------     ----------       -----------
       1,832,829           2,906,750                --                 --            --                 --
         570,890           4,132,238                --                 --            --                 --
              --                  --         4,041,183                 --            --                 --
              --                  --                --                 --            --                 --
              --                  --                --                 --            --                 --
          10,327           1,834,719            56,552            122,932            --              2,500
       3,875,762          10,148,271                --                 --       199,679          6,445,033
          18,581             218,188                --             91,854            --             10,594
           1,689              51,467               679             10,433           220              2,704
          10,211             441,997               892              5,631         3,908              5,000
              --                  --             5,929              8,770            56                189
           1,567               1,587             1,566              1,567         1,567              1,567
          13,023                  --                --                 --        11,323                 --
           9,243             241,385             2,953             15,973         2,167              3,523
          33,952             605,522            34,643             83,604        22,345             91,351
     -----------        ------------       -----------       ------------     ----------       -----------
       6,378,074          20,582,124         4,144,397            340,764       241,265          6,562,461
     -----------        ------------       -----------       ------------     ----------       -----------
     $28,515,593      $  998,083,395       $17,093,403       $258,956,024     $5,153,170      $ 64,779,897
     ===========        ============       ===========       ============     ==========       ===========
     $29,387,538      $  961,458,589       $19,629,878       $257,856,584     $5,106,946      $ 69,651,722
     ===========        ============       ===========       ============     ==========       ===========
     $   (18,308)     $   (3,656,524)      $   (87,194)      $        457     $     317       $       (395)**
      (6,391,327)        (22,196,011)         (510,134)           (37,718)     (142,824 )           (1,324)
         547,147          28,711,273           149,506                 --        38,831                 --
          24,266             757,959            17,182          2,589,976         4,280            647,816
      34,353,815         994,466,698        17,524,043        256,403,309     5,252,566         64,133,800
     -----------        ------------       -----------       ------------     ----------       -----------
     $28,515,593      $  998,083,395       $17,093,403       $258,956,024     $5,153,170      $ 64,779,897
     ===========        ============       ===========       ============     ==========       ===========
          $11.75              $13.17             $9.95              $1.00        $12.04              $1.00
           =====               =====              ====               ====         =====               ====
       2,426,630          75,795,850         1,718,239        258,997,590       428,036         64,781,616
     ===========        ============       ===========       ============     ==========       ===========

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 73 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED JUNE 30, 1995*

                                                                              GROWTH
                                                                               FUND
                                                                           ------------
NET INVESTMENT INCOME:
INVESTMENT INCOME:
Interest.................................................................  $  9,589,136
Dividends (Net of foreign withholding taxes of $61,048, $3,513, $26,526 and $366,068 for the Montgomery Growth Fund, Montgomery Small Cap Fund,
Montgomery Global Opportunities Fund and Montgomery Global Communications,
respectively)............................................................     4,348,210
                                                                           ------------
  Total income...........................................................    13,937,346
                                                                           ------------
EXPENSES:
Management fee (Note 2)..................................................     5,566,892
Custodian fee............................................................        27,952
Transfer agency and servicing fees.......................................     1,387,939
Administration fee (Note 2)..............................................       390,017
Legal and audit fees.....................................................       117,899
Trustees' fees...........................................................         8,840
Registration fees........................................................       295,212
Printing fees............................................................       380,450
Amortization of organization expenses (Note 1)...........................        11,233
Other....................................................................       251,485
Interest expense.........................................................         6,008
Fees deferred and/or expenses absorbed by Manager (Note 2)...............            --
                                                                           ------------
  Total Expenses.........................................................     8,443,927
                                                                           ------------
NET INVESTMENT INCOME/(LOSS).............................................     5,493,419
                                                                           ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions (Net of foreign capital gains tax of $60,323 for
    the Montgomery Global Communications Fund)...........................    25,117,201
  Forward foreign exchange contracts.....................................            --
  Futures contracts......................................................            --
  Foreign currency transactions..........................................            --
  Securities sold short..................................................            --
                                                                           ------------
Net realized gain/(loss) on investments during the year..................    25,117,201
                                                                           ------------
Net change in unrealized appreciation/(depreciation) of:
  Securities.............................................................    99,934,770
  Forward foreign exchange contracts.....................................            --
  Futures contracts......................................................            --
  Securities sold short..................................................            --
  Foreign currency transactions and other assets.........................            --
                                                                           ------------
Net unrealized appreciation of investments during the year...............    99,934,770
                                                                           ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..........................   125,051,971
                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................  $130,545,390
                                                                           ============

------------

* The Montgomery Micro Cap Fund and Montgomery Equity Income Fund commenced operations on December 30, 1994 and September 30, 1994, respectively.

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 74 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------

                                    EQUITY       ASSET         GLOBAL           GLOBAL
       MICRO CAP     SMALL CAP      INCOME     ALLOCATION   OPPORTUNITIES   COMMUNICATIONS
         FUND          FUND          FUND         FUND          FUND             FUND
      -----------   -----------   ----------   ----------   -------------   --------------
       $1,491,426    $1,158,958    $ 15,713      $ 739,444   $    88,057    $    322,239
           92,099       523,995      89,194         29,278       301,757       3,691,786
        1,583,525     1,682,953     104,907        768,722       389,814       4,014,025
      -----------   -----------   -----------     --------     ---------     -----------
          703,124     2,095,945      12,589        150,882       226,283       2,952,058
            8,090       143,636       4,376          8,021        37,244         349,778
          112,597       197,956       6,634         46,376        32,743         639,339
           35,111       146,716       1,498         11,356         9,294         155,189
           34,991        68,996       9,141         28,485        22,792          82,184
            4,841         9,090       5,378          8,404         8,840           8,840
           61,000        38,189       6,271         49,799        22,589          22,821
           54,365        44,670      17,214          8,874         6,445         165,929
            2,507        15,869       3,504         11,627        11,233          15,503
           21,065       109,969         993         11,575        19,482         216,761
              344         2,088          --          1,034           688          23,966
         (158,785)           --     (49,653)      (124,429      (144,683)       (387,886)
      -----------   -----------   -----------    ---------     ---------     -----------
          879,250     2,873,124      17,945        212,004       252,950       4,244,482
      -----------   -----------   -----------    ---------     ---------     -----------
          704,275    (1,190,171)     86,962        556,718       136,864        (230,457)
      -----------   -----------   -----------    ---------     ---------     -----------
          312,720     6,527,411      39,974        971,297    (1,429,734)    (19,134,826)
               --            --          --             --       (51,807)       (368,515)
               --            --          --        184,800            --              --
               --            --          --             --        13,265        (147,649)
               --            --          --             --            --              --
      -----------   -----------   -----------    ---------     ---------     -----------
          312,720     6,527,411      39,974      1,156,097    (1,468,276)    (19,650,990)
      -----------   -----------   -----------    ---------     ---------     -----------
       14,712,719    32,375,979     318,095      3,376,173     2,073,626      36,305,375
               --            --          --             --        (2,055)        (10,285)
               --            --          --          2,484            --              --
               --            --          --             --            --              --
               --            --          --             --        (2,161)         87,238
      -----------   -----------   -----------    ---------     ---------     -----------
       14,712,719    32,375,979     318,095      3,378,657     2,069,410      36,382,328
      -----------   -----------   -----------    ---------     ---------     -----------
       15,025,439    38,903,390     358,069      4,534,754       601,134      16,731,338
      -----------   -----------   -----------    ---------     ---------     -----------
      $15,729,714   $37,713,219    $445,031     $5,091,472   $   737,998    $ 16,500,881
      ===========   ===========   ===========   ==========     =========     ===========

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 75  ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1995

                                                                           INTERNATIONAL
                                                                             SMALL CAP
                                                                               FUND
                                                                           -------------
NET INVESTMENT INCOME:
INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $2,001 for the Montgomery
  Emerging Markets Fund).................................................   $   234,251
Dividends (Net of foreign withholding taxes of $60,146 and $2,079,753 for the Montgomery International Small Cap Fund and Montgomery
  Emerging Markets Fund, respectively)...................................       665,560
                                                                            -----------
  Total income...........................................................       899,811
                                                                            -----------
EXPENSES:
Management fee (Note 2)..................................................       473,200
Custodian fee............................................................        67,817
Transfer agency and servicing fees.......................................        95,508
Administration fee (Note 2)..............................................        22,118
Legal and audit fees.....................................................        29,417
Trustees' fees...........................................................         8,840
Registration fees........................................................        18,527
Printing fees............................................................        20,880
Amortization of organization expenses (Note 1)...........................        11,343
Other....................................................................        37,465
Interest expense.........................................................            --
Fees deferred and/or expenses absorbed by Manager (Note 2)...............      (184,013)
                                                                             ----------
  Total Expenses.........................................................       601,102
                                                                             ----------
NET INVESTMENT INCOME....................................................       298,709
                                                                             ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions (Net of foreign capital gains tax of $11,073 and
    $2,016,519
    for the Montgomery International Small Cap Fund and Montgomery
    Emerging
    Markets Fund)........................................................    (6,405,585)
  Forward foreign exchange contracts.....................................      (197,537)
  Futures contracts......................................................            --
  Foreign currency transactions..........................................        89,553
  Securities sold short..................................................            --
                                                                             ----------
Net realized loss on investments during the year.........................    (6,513,569)
                                                                             ----------
Net change in unrealized appreciation/(depreciation) of:
  Securities.............................................................     5,668,696
  Forward foreign exchange contracts.....................................         2,641
  Futures contracts......................................................            --
  Securities sold short..................................................            --
  Foreign currency transactions and other assets.........................        44,304
                                                                             ----------
Net unrealized appreciation/(depreciation) of investments during the
  year...................................................................     5,715,641
                                                                             ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS...................      (797,928)
                                                                             ----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..........   $  (499,219)
                                                                             ==========

------------

* The Montgomery California Tax-Free Money Fund commenced operations on September 30, 1994.

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 76 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------

                                                     CALIFORNIA TAX-FREE
        EMERGING          SHORT        GOVERNMENT       INTERMEDIATE         CALIFORNIA
        MARKETS      GOVERNMENT BOND     RESERVE            BOND           TAX-FREE MONEY
          FUND            FUND            FUND              FUND                FUND
      ------------   ---------------   -----------   -------------------   --------------
      $  4,586,558     $ 1,544,579    $13,902,811         $ 375,149          $1,451,165
        13,006,401              --             --                --                  --
      ------------     -----------     -----------       ----------          ----------
        17,592,959       1,544,579     13,902,811           375,149           1,451,165
      ------------     -----------     -----------       ----------          ----------
         9,290,178          99,249      1,440,964            43,889             149,574
         2,186,525           6,680          7,812             5,092               6,231
         1,893,915          22,068        113,579            14,237              16,924
           544,911           9,925        124,139             4,389              18,697
           179,892          35,178         60,707            23,724              43,747
             7,860           8,839          8,840             8,840               6,136
           194,361          43,516         43,076             3,865              17,149
           480,228           2,169         25,905                --              41,353
            21,593          16,940         17,174             8,476               3,929
           825,505          18,618        135,817            11,521              18,264
                --         180,279         63,359                --                  --
                --        (170,343)      (474,297)          (74,640)           (198,927)
      ------------     -----------     -----------       ----------          ----------
        15,624,968         273,118      1,567,075            49,393             123,077
      ------------     -----------     -----------       ----------          ----------
         1,967,991       1,271,461     12,335,736           325,756           1,328,088
      ------------     -----------     -----------       ----------          ----------
         2,980,549         (36,035)       (12,875)          (87,106)             (1,324)
        (2,793,224)             --             --                --                  --
                --         (34,942)            --                --                  --
        (1,202,268)             --             --                --                  --
                --         (26,875)            --                --                  --
      ------------     -----------     -----------       ----------          ----------
        (1,014,943)        (97,852)       (12,875)          (87,106)             (1,324)
      ------------     -----------     -----------       ----------          ----------
       (10,005,758)        266,346             --           197,541                  --
           (46,831)             --             --                --                  --
                --          16,656             --                --                  --
                --          12,500             --                --                  --
           199,348              --             --                --                  --
      ------------     -----------     -----------       ----------          ----------
        (9,853,241)        295,502             --           197,541                  --
      ------------     -----------     -----------       ----------          ----------
       (10,868,184)        197,650        (12,875)          110,435              (1,324)
      ------------     -----------     -----------       ----------          ----------
      $ (8,900,193)    $ 1,469,111    $12,322,861         $ 436,191          $1,326,764
      ============     ===========     ===========        =========          ==========

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 77  ----------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                           SHORT GOVERNMENT BOND FUND
                            STATEMENT OF CASH FLOWS
                                 JUNE 30, 1995

Cash flows from operating activities:
  Interest received.......................................  $  1,609,114
  Operating expenses paid.................................      (110,535)
  Proceeds from sales of long-term securities and
    purchased options.....................................    60,658,744
  Net proceeds from futures transactions..................       (13,845)
  Proceeds from short sale transactions...................       (26,875)
  Purchases of long-term securities and purchased
    options...............................................   (58,732,088)
                                                            ------------
CASH PROVIDED BY OPERATING ACTIVITIES.....................                   $ 3,384,515
Cash flows from financing activities:
  Proceeds received from subscriptions....................    14,635,908
  Payments on shares redeemed.............................   (20,839,734)
  Cash provided from reverse repurchase agreement.........     4,020,000
  Dollar roll deferred fee income.........................        24,531
  Cash dividends paid*....................................      (121,641)
  Reverse repurchase agreement and dollar roll interest
    expense...............................................      (159,096)
                                                            ------------
CASH USED BY FINANCING ACTIVITIES.........................                    (2,440,032)
                                                                             -----------
Increase in cash..........................................                       944,483
(Due to custodian) at beginning of year...................                       (60,809)
                                                                             -----------
Cash at end of year.......................................                   $   883,674
                                                                             ===========
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM
  OPERATIONS TO CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations......                   $ 1,469,111
  Decrease in investments.................................  $  1,679,763
  Decrease in interest and dividends receivable...........        17,629
  Decrease in variation margin for futures transactions...         4,441
  Increase in short sales.................................    (2,113,750)
  Increase in other assets................................       (20,671)
  Decrease in receivables for investments sold............     2,315,335
  Decrease in payable for investments purchased...........      (150,597)
  Increase in accrued expenses............................         2,975
  Increase in interest expense............................       180,279
                                                            ------------
  Total adjustments.......................................                     1,915,404
                                                                             -----------
CASH PROVIDED BY OPERATING ACTIVITIES.....................                   $ 3,384,515
                                                                             ===========

------------

* Non cash activities include reinvestment of dividends of $1,164,807.

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 78 ------------------

                       [THIS PAGE INTENTIONALLY LEFT BLANK]

                             ------------------ 79 -----------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
                           YEAR ENDED JUNE 30, 1995*

                                                                                    GROWTH
                                                                                     FUND
                                                                                 ------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)..................................................   $  5,493,419
Net realized gain/(loss) on securities, forward foreign exchange contracts, futures contracts, securities sold short and foreign currency transactions
 during the year..............................................................     25,117,201
Net unrealized appreciation of securities, forward foreign exchange contracts, futures contracts, securities sold short, foreign currency transactions and
 net other assets during the year.............................................     99,934,770
                                                                                 ------------
Net increase/(decrease) in net assets resulting from operations...............    130,545,390
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...................................................     (2,115,772)
 In excess of net investment income...........................................             --
 From net realized gains on investments.......................................     (2,056,942)
 In excess of net realized gains on investments...............................             --
 From capital.................................................................             --
BENEFICIAL INTEREST TRANSACTIONS:
Net increase/(decrease) from beneficial interest transactions (Note 4)........    603,300,386
                                                                                 ------------
Net increase/(decrease) in net assets.........................................    729,673,062
NET ASSETS:
Beginning of year.............................................................    149,102,648
                                                                                 ------------
End of year...................................................................   $878,775,710
                                                                                 ============
Accumulated undistributed net investment income...............................   $  3,692,196
                                                                                 ============

------------

* The Montgomery Micro Cap Fund and Montgomery Equity Income Fund commenced operations on December 30, 1994 and September 30, 1994, respectively.

                      STATEMENTS OF CHANGES IN NET ASSETS
                           YEAR ENDED JUNE 30, 1994*

                                                                                    GROWTH
                                                                                     FUND
                                                                                 ------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)..................................................   $    316,890
Net realized gain/(loss) on securities, forward foreign exchange contracts,
 futures contracts and currency transactions during the year..................       (710,018)
Net unrealized appreciation/(depreciation) of securities, forward foreign exchange contracts, futures contracts, investments sold short, foreign
 currency transactions and net other assets during the year...................        447,432
                                                                                 ------------
Net increase/(decrease) in net assets resulting from operations...............         54,304
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...................................................         (2,341)
 In excess of net investment income...........................................             --
 From net realized gains on investments.......................................             --
 In excess of net realized gains on investments...............................        (18,072)
BENEFICIAL INTEREST TRANSACTIONS:
Net increase from beneficial interest transactions (Note 4)...................    149,068,757
                                                                                 ------------
Net increase in net assets....................................................    149,102,648
NET ASSETS:
Beginning of year.............................................................             --
                                                                                 ------------
End of year...................................................................   $149,102,648
                                                                                 ============
Accumulated undistributed net investment income/(accumulated net investment
 loss)........................................................................   $    314,549
                                                                                 ============

------------

* Montgomery Growth Fund, Montgomery Asset Allocation Fund and Montgomery Global Opportunities Fund commenced operations on September 30, 1993, March 31, 1994, September 30, 1993, respectively.

   The accompanying notes are an integral part of these financial statements.

                             ------------------ 80  -----------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------

                                        EQUITY          ASSET           GLOBAL             GLOBAL
     MICRO CAP        SMALL CAP         INCOME       ALLOCATION      OPPORTUNITIES     COMMUNICATIONS
        FUND             FUND            FUND           FUND             FUND               FUND
    ------------     ------------     ----------     -----------     -------------     --------------
    $    704,275     $ (1,190,171)    $   86,962     $   556,718      $   136,864       $   (230,457)
         312,720        6,527,411         39,974       1,156,097       (1,468,276)       (19,650,990)
      14,712,719       32,375,979        318,095       3,378,657        2,069,410         36,382,328
     -----------     ------------     ----------     -----------      -----------       ------------
      15,729,714       37,713,219        445,031       5,091,472          737,998         16,500,881
              --               --        (86,042)        (59,071)              --                 --
              --               --             --              --               --                 --
              --      (12,839,859)            --         (35,860)        (519,575)                --
              --               --             --              --               --           (523,480)
              --               --             --              --               --                 --
     147,219,782      (31,537,136)     6,023,629      53,689,330          954,427        (41,218,767)
    ------------     ------------     ----------     -----------      -----------       ------------
     162,949,496       (6,663,776)     6,382,618      56,685,871        1,172,850        (25,241,366)
              --      209,062,617             --       1,547,958       12,504,221        234,885,572
    ------------     ------------     ----------     -----------      -----------       ------------
    $162,949,496     $202,398,841     $6,382,618     $60,233,829      $13,677,071       $209,644,206
    ============     ============     ==========     ===========      ===========       ============
    $    704,275               --     $      980     $   509,593      $    42,661       $   (366,907)
    ============     ============     ==========     ===========      ===========       ============

                                                        ASSET           GLOBAL             GLOBAL
                      SMALL CAP                      ALLOCATION      OPPORTUNITIES     COMMUNICATIONS
                         FUND                           FUND             FUND               FUND
                     ------------                    -----------     -------------     --------------
                     $ (1,602,125)                   $     7,084      $     1,217       $   (830,343)
                       28,926,896                        (18,252)         462,660         (2,380,538)
                      (29,407,567)                        26,704         (954,281)        (6,797,485)
                     ------------                    -----------      -----------        -----------
                       (2,082,796)                        15,536         (490,404)       (10,008,366)
                               --                             --               --                 --
                               --                             --               --                 --
                      (20,239,441)                            --               --                 --
                               --                             --               --                 --
                       11,416,582                      1,532,422       12,994,625        240,223,672
                     ------------                    -----------      -----------       ------------
                      (10,905,655)                     1,547,958       12,504,221        230,215,306
                      219,968,272                             --               --          4,670,266
                     ------------                    -----------      -----------       ------------
                     $209,062,617                    $ 1,547,958      $12,504,221       $234,885,572
                     ============                    ===========      ===========       ============
                     $         --                    $     7,084      $     1,217       $   (828,131)
                     ============                    ============     ===========       ============

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 81 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
                           YEAR ENDED JUNE 30, 1995*

                                                                                  INTERNATIONAL
                                                                                    SMALL CAP
                                                                                      FUND
                                                                                  -------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)...................................................    $   298,709
Net realized gain/(loss) on securities, forward foreign exchange contracts, futures contracts, securities sold short and foreign currency transactions
 during the year...............................................................     (6,513,569)
Net unrealized appreciation/(depreciation) of securities, forward foreign exchange contracts, futures contracts, securities sold short, foreign currency
 transactions and net other assets during the year.............................      5,715,641
                                                                                  ------------
Net increase/(decrease) in net assets resulting from operations................       (499,219)
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income....................................................         (4,674)
 In excess of net investment income............................................             --
 From net realized gains on investments........................................             --
 In excess of net realized gains on investments................................             --
 From capital..................................................................             --
BENEFICIAL INTEREST TRANSACTIONS:
Net increase/(decrease) from beneficial interest transactions (Note 4).........     (5,535,750)
                                                                                  ------------
Net increase/(decrease) in net assets..........................................     (6,039,643)
NET ASSETS:
Beginning of year..............................................................     34,555,236
                                                                                  ------------
End of year....................................................................    $28,515,593
                                                                                  ============
Accumulated undistributed net investment income/(accumulated net investment
 loss).........................................................................    $   (18,308)
                                                                                  ============

------------

* The Montgomery California Tax-Free Money Fund commenced operations on September 30, 1994.

                      STATEMENTS OF CHANGES IN NET ASSETS
                           YEAR ENDED JUNE 30, 1994*

                                                                                  INTERNATIONAL
                                                                                    SMALL CAP
                                                                                      FUND
                                                                                  -------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)...................................................    $    10,554
Net realized gain/(loss) on securities, forward foreign exchange contracts,
 futures contracts and currency transactions during the year...................       (200,674)
Net unrealized appreciation/(depreciation) of securities, forward foreign exchange contracts, futures contracts, investments sold short, foreign
 currency transactions and net other assets during the year....................     (5,168,494)
                                                                                  ------------
Net increase/(decrease) in net assets resulting from operations................     (5,358,614)
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income....................................................             --
 In excess of net investment income............................................             --
 From net realized gains on investments........................................             --
 In excess of net realized gains on investments................................             --
BENEFICIAL INTEREST TRANSACTIONS:
Net increase from beneficial interest transactions (Note 4)....................     39,913,850
                                                                                  ------------
Net increase/(decrease) in net assets..........................................     34,555,236
NET ASSETS:
Beginning of year..............................................................             --
                                                                                  ------------
End of year....................................................................    $34,555,236
                                                                                  ============
Accumulated undistributed net investment income/(accumulated net investment
 loss).........................................................................    $    10,554
                                                                                  ============

------------

* Montgomery International Small Cap Fund and Montgomery California Tax-Free Intermediate Bond Fund commenced operations on September 30, 1993 and July 1, 1993, respectively.

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 82 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------

      EMERGING            SHORT            GOVERNMENT      CALIFORNIA TAX-FREE        CALIFORNIA
      MARKETS        GOVERNMENT BOND        RESERVE         INTERMEDIATE BOND       TAX-FREE MONEY
        FUND               FUND               FUND                 FUND                  FUND
    ------------     ----------------     ------------     --------------------     ---------------
    $  1,967,991       $  1,271,461       $ 12,335,736         $    325,756           $ 1,328,088
      (1,014,943)           (97,852)           (12,875)             (87,106)               (1,324)
      (9,853,241)           295,502                 --              197,541                    --
    ------------       ------------       ------------         ------------           -----------
      (8,900,193)         1,469,111         12,322,861              436,191             1,326,764
              --         (1,253,298)       (12,336,143)            (325,716)           (1,328,088)
              --                 --                 --                   --                  (395)
     (26,061,048)                --                 --               (1,870)                   --
     (22,548,326)                --                 --                   --                    --
              --            (20,117)                --                   --                    --
     400,632,672         (5,039,019)        47,840,494           (6,511,663)           64,781,616
    ------------       ------------       ------------         ------------           -----------
     343,123,105         (4,843,323)        47,827,212           (6,403,058)           64,779,897
     654,960,290         21,936,726        211,128,812           11,556,228                    --
    ------------       ------------       ------------         ------------           -----------
    $998,083,395       $ 17,093,403       $258,956,024         $  5,153,170           $64,779,897
    ============       ============       ============         ============           ===========
    $ (3,656,524)      $    (87,194)      $        457         $        317           $      (395)
    ============       ============        ===========         ============           ===========

      EMERGING            SHORT            GOVERNMENT      CALIFORNIA TAX-FREE
      MARKETS        GOVERNMENT BOND        RESERVE         INTERMEDIATE BOND
        FUND               FUND               FUND                 FUND
    ------------     ----------------     ------------     --------------------
    $   (708,743)      $  1,392,467       $  4,729,181         $    341,452
      30,275,622           (489,708)           (12,390)             (53,848)
      23,520,571           (331,530)                --             (158,710)
    ------------       ------------       ------------         ------------
      53,087,450            571,229          4,716,791              128,894
              --         (1,272,883)        (4,728,317)            (341,248)
        (556,286)          (158,675)                --                   --
      (7,975,866)                --                 --                   --
              --           (185,814)                --                   --
     403,788,257            728,957         86,345,080           11,768,582
    ------------       ------------       ------------         ------------
     448,343,555           (317,186)        86,333,554           11,556,228
     206,616,735         22,253,912        124,795,258                   --
    ------------       ------------       ------------         ------------
    $654,960,290       $ 21,936,726       $211,128,812         $ 11,556,228
    ============       ============       ============         ============
    $ (3,386,032)      $    (99,215)      $        864         $        204
     ===========       ============        ===========         ============

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 83 ------------------

                -----------------------------------------------
                             MONTGOMERY GROWTH FUND
                -----------------------------------------------
                              FINANCIAL HIGHLIGHTS
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                YEAR        PERIOD
                                                               ENDED         ENDED
                                                              06/30/95     06/30/94*
                                                              --------     ---------
Net asset value--beginning of year..........................   $ 15.27     $  12.00
                                                               -------     --------
Net investment income.......................................      0.12         0.04
Net realized and unrealized gain on investments.............      3.91         3.31++
                                                               -------     --------
Net increase in net assets resulting from
  investment operations.....................................      4.03         3.35
                                                               -------     --------
Distributions:
  Dividends from net investment income......................     (0.07)       (0.01)
  Distributions from net realized capital gains.............     (0.07)          --
  Distributions in excess of net realized capital gains.....        --        (0.07)
                                                               -------     --------
Total distributions.........................................     (0.14)       (0.08)
                                                               -------     --------
Net asset value--end of year................................   $ 19.16     $  15.27
                                                               =======     ========
Total return**..............................................     26.53%       27.98%
                                                               =======     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..........................  $878,776     $149,103
Ratio of net investment income to average net assets........      0.98%        1.09%+
Ratio of operating expenses to average net assets...........      1.50%        1.49%+
Portfolio turnover rate.....................................    128.36%      110.65%
Net investment income before deferral of fees
  by Manager................................................        --     $   0.03
Operating expense ratio before deferral of fees
  by Manager................................................        --         1.79%+

------------
 * The Fund commenced operations on September 30, 1993.
** Total return represents aggregate total return for the periods indicated.
 + Annualized.
++ The amount shown in this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 84 ------------------

              ---------------------------------------------------
                           MONTGOMERY MICRO CAP FUND
              ---------------------------------------------------
                              FINANCIAL HIGHLIGHTS
              FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                              PERIOD
                                                                              ENDED
                                                                            06/30/95*#
                                                                            ----------
Net asset value--beginning of period......................................   $  12.00
                                                                             --------
Net investment income.....................................................       0.09
Net realized and unrealized gain on investments...........................       1.66
                                                                             --------
Net increase in net assets resulting from investment operations...........       1.75
                                                                             --------
Net asset value--end of period............................................   $  13.75
                                                                             ========
Total return**............................................................      14.58%
                                                                             ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......................................   $162,949
Ratio of net investment income to average net assets......................       1.40%+
Ratio of operating expenses to average net assets.........................       1.75%+
Portfolio turnover rate...................................................      36.81%
Net investment income before deferral of fees by Manager..................   $   0.07
Operating expense ratio before deferral of fees by Manager................       2.07%+

------------
 * The Fund commenced operations on December 30, 1994.
** Total return represents aggregate total return for the period indicated.
 + Annualized.
 # Per shares numbers have been calculated using the average shares method, which more appropriately represent the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 85 ------------------

              ---------------------------------------------------
                           MONTGOMERY SMALL CAP FUND
              ---------------------------------------------------
                              FINANCIAL HIGHLIGHTS
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                      PERIOD
                                              YEAR ENDED JUNE 30,                      ENDED
                             -----------------------------------------------------   JUNE 30,
                               1995       1994        1993       1992       1991       1991*
                             --------   --------    --------   --------   --------   ---------
Net asset value--beginning
  of year..................  $  15.15   $  16.83    $  12.90   $  13.24   $ 10.05     $ 10.62
                             --------   --------    --------   --------   -------     -------
Net investment loss........     (0.10)     (0.12)      (0.11)     (0.06)    (0.06)      (0.07)
Net realized and unrealized
  gain/(loss) on
  investments..............      3.04      (0.47)       4.04       3.25      3.27        2.71
                             --------   --------    --------   --------   -------     -------
Net increase/(decrease) in
  net assets resulting from
  investment operations....      2.94      (0.59)       3.93       3.19      3.21        2.64
                             --------   --------    --------   --------   -------     -------
Distributions:
  Dividends from net
    realized capital
    gains..................     (0.98)     (1.09)         --      (2.75)    (0.02)      (0.02)
  Distributions from
    capital................        --         --          --      (0.78)       --          --
                             --------   --------    --------   --------   -------     -------
Total distributions........     (0.98)     (1.09)         --      (3.53)    (0.02)      (0.02)
                             --------   --------    --------   --------   -------     -------
Net asset value--end of
  year.....................  $  17.11   $  15.15    $  16.83   $  12.90   $ 13.24     $ 13.24
                             ========   ========    ========   ========   =======     =======
Total return**.............     20.12%     (1.59)%     30.47%     27.69%    31.97%      24.89%
                             ========   ========    ========   ========   =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year
  (in 000's)...............  $202,399   $209,063    $219,968   $176,588   $27,181     $27,181
Ratio of net investment
  loss to average net
  assets...................     (0.57)%    (0.68)%     (0.69)%    (0.44)%   (0.47)%     (0.45)%+
Ratio of operating expenses
  to average net assets....      1.37%      1.35%       1.40%      1.50%     1.50%       1.45%+
Portfolio turnover rate....     85.07%     95.22%     130.37%     80.67%   194.63%     188.16%

------------

 * The Fund's shares became available for investment by the public on July 13, 1990.
** Total return represents aggregate total return for the periods indicated.
 + Annualized.

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 86 ------------------

           ----------------------------------------------------------
                         MONTGOMERY EQUITY INCOME FUND
           ----------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
              FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                               PERIOD
                                                                                ENDED
                                                                              06/30/95*
                                                                              ---------
Net asset value--beginning of period........................................   $ 12.00
                                                                                ------
Net investment income.......................................................      0.31
Net realized and unrealized gain on investments.............................      1.38
                                                                                ------
Net increase in net assets resulting from investment operations.............      1.69
                                                                                ------
Dividends from net investment income........................................     (0.31)
                                                                                ------
Net asset value--end of period..............................................   $ 13.38
                                                                                ======
Total return**..............................................................     14.26%
                                                                                ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................................   $ 6,383
Ratio of net investment income to average net assets........................      4.06%+
Ratio of operating expenses to average net assets...........................      0.84%+
Portfolio turnover rate.....................................................     29.46%
Net investment income before deferral of fees by Manager....................   $  0.13
Operating expense ratio before deferral of fees by Manager..................      3.16%+

------------
 * The Fund commenced operations on September 30, 1994.
** Total return represents aggregate total return for the period indicated.
 + Annualized.

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 87 ------------------

        ----------------------------------------------------------------
                        MONTGOMERY ASSET ALLOCATION FUND
        ----------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                 YEAR        PERIOD
                                                                ENDED        ENDED
                                                               06/30/95     06/30/94*
                                                               --------     --------
Net asset value--beginning of year...........................  $ 12.24      $ 12.00
                                                               -------      -------
Net investment income........................................     0.25         0.06
Net realized and unrealized gain on investments..............     4.11         0.18
                                                               -------      -------
Net increase in net assets resulting from
  investment operations......................................     4.36         0.24
                                                               -------      -------
Distributions:
  Dividends from net investment income.......................    (0.17)         --
  Distributions from net realized capital gains..............    (0.10)         --
                                                               -------      -------
Total distributions..........................................    (0.27)         --
                                                               -------      -------
Net asset value--end of year.................................  $ 16.33      $ 12.24
                                                               =======      =======
Total return**...............................................    35.99%       2.00%
                                                               =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)...........................  $60,234      $ 1,548
Ratio of net investment income to average net assets.........     3.43%       2.54%+
Ratio of operating expenses to average net assets#...........     1.31%       1.43%+
Portfolio turnover rate......................................    95.75%      190.94%
Net investment income/(loss) before deferral of fees and
  absorption of expenses by Manager..........................  $  0.19      $ (0.11)
Operating expense ratio before deferral of fees and
  absorption of expenses, excluding interest expense, by
  Manager....................................................     2.07%        8.86%+

------------
 * The Fund commenced operations on March 31, 1994.
** Total return represents aggregate total return for the periods indicated.
 + Annualized.
 # Annualized expense ratios excluding interest expense for the year ended June
   30, 1995 and for the period ended June 30, 1994 were 1.30% and 1.30%, respectively.

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 88 ------------------

    ------------------------------------------------------------------------
                      MONTGOMERY GLOBAL OPPORTUNITIES FUND
    ------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                 YEAR        PERIOD
                                                                ENDED        ENDED
                                                               06/30/95     06/30/94*
                                                               --------     --------
Net asset value--beginning of year...........................  $ 12.92      $ 12.00
                                                               -------      -------
Net investment income........................................     0.13         0.01
Net realized and unrealized gain on investments..............     0.70         0.91
                                                               -------      -------
Net increase in net assets resulting from investment
  operations.................................................     0.83         0.92
                                                               -------      -------
Distributions from net realized capital gains................    (0.50)          --
                                                               -------      -------
Net asset value--end of year.................................  $ 13.25      $ 12.92
                                                               =======      =======
Total return**...............................................     6.43%        7.67%
                                                               =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)...........................  $13,677      $12,504
Ratio of net investment income to average net assets.........     1.03%        0.02%+
Ratio of operating expenses to average net assets#...........     1.91%        1.99%+
Portfolio turnover rate......................................   118.75%       67.22%
Net investment loss before deferral of fees by Manager.......  $ (0.01)     $ (0.05)
Operating expense ratio before deferral of fees, excluding
  interest expense, by Manager...............................     2.99%        1.11%+

------------
 * The Fund commenced operations on September 30, 1993.
** Total return represents aggregate total return for the periods indicated.
 + Annualized.
 # Annualized expense ratios excluding interest expense and taxes for the periods ended June 30, 1994 and 1995 were each 1.90%.

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 89 ------------------

  ----------------------------------------------------------------------------
                     MONTGOMERY GLOBAL COMMUNICATIONS FUND
  ----------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                         YEAR ENDED
                                                          JUNE 30,             PERIOD
                                                    ---------------------       ENDED
                                                      1995         1994       06/30/93*
                                                    --------     --------     ---------
Net asset value--beginning of year................  $  14.20     $  12.45      $ 12.00
                                                    --------     --------      -------
Net investment loss...............................     (0.03)       (0.05)        0.00#
Net realized and unrealized gain on investments...      1.28         1.80++       0.45
                                                    --------     --------      -------
Net increase in net assets resulting from
  investment operations...........................      1.25         1.75         0.45
                                                    --------     --------      -------
Distributions in excess of net realized capital
  gains...........................................     (0.03)          --           --
                                                    --------     --------      -------
Net asset value--end of year......................  $  15.42     $  14.20      $ 12.45
                                                    ========     ========      =======
Total return**....................................      8.83%       14.06%        3.75%
                                                    ========     ========      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)................  $209,644     $234,886      $ 4,670
Ratio of net investment loss to average
  net assets......................................     (0.10)%      (0.46)%      (0.05)%+
Ratio of operating expenses to average
  net assets##....................................      1.91%        1.94%        1.90%+
Portfolio turnover rate...........................     50.17%       29.20%        0.00%
Net investment loss before deferral of fees and/or
  absorption of expenses by Manager...............  $  (0.07)    $  (0.06)     $ (0.04)
Operating expense ratio before deferral of fees
  and/or absorption of expenses, excluding
  interest expense, by Manager....................      2.08%        1.99%        8.96%+

------------

 * The Fund commenced operations on June 1, 1993.
** Total return represents aggregate total return for the periods indicated.
 + Annualized.
++ The amount shown in this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
 # Amount represents less than $0.01 per share.
## Annualized expense ratios excluding interest expense for the year ended June
   30, 1995 and for the period ended June 30, 1994 were 1.90% and 1.90%, respectively.

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 90 ------------------

 ------------------------------------------------------------------------------
                    MONTGOMERY INTERNATIONAL SMALL CAP FUND
 ------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                 YEAR        PERIOD
                                                                ENDED        ENDED
                                                               06/30/95     06/30/94*
                                                               --------     --------
Net asset value--beginning of year...........................  $ 12.02      $ 12.00
                                                               -------      -------
Net investment income........................................     0.12         0.00#
Net realized and unrealized gain/(loss) on investments.......    (0.39)        0.02
                                                               -------      -------
Net increase/(decrease) in net assets resulting from
  investment operations......................................    (0.27)        0.02
                                                               -------      -------
Dividends from net investment income.........................    (0.00)#         --
                                                               -------      -------
Net asset value--end of year.................................  $ 11.75      $ 12.02
                                                               =======      =======
Total return**...............................................    (2.23)%       0.17%
                                                               =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)...........................  $28,516      $34,555
Ratio of net investment income to average net assets.........     0.95%        0.04%+
Ratio of operating expenses to average net assets............     1.91%        1.99%+##
Portfolio turnover rate......................................   156.13%      123.50%
Net investment income/(loss) before deferral of fees by
  Manager....................................................  $  0.05      $ (0.02)
Operating expense ratio before deferral of fees, excluding
  interest expense, by Manager...............................     2.50%        2.32%+

------------
 * The Fund commenced operations on September 30, 1993.
** Total return represents aggregate total return for the periods indicated.
 + Annualized.
 # Amount represents less than $0.01 per share.
## Annualized expense ratio excluding interest expense for the period ended June
   30, 1994 was 1.90%.

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 91 ------------------

       ------------------------------------------------------------------
                        MONTGOMERY EMERGING MARKETS FUND
       ------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                 YEAR ENDED JUNE 30,            PERIOD
                                           --------------------------------      ENDED
                                            1995++       1994        1993      06/30/92*
                                           --------    --------    --------    ---------
Net asset value--beginning of year.......  $  13.68    $  11.07    $   9.96     $ 10.00
                                           --------    --------    --------     -------
Net investment/(loss) income.............      0.03       (0.03)       0.07        0.03
Net realized and unrealized gain/(loss)
  on investments.........................      0.25##      2.92        1.05       (0.07)
                                           --------    --------    --------     -------
Net increase/(decrease) in net
  assets resulting from investment
  operations.............................      0.28        2.89        1.12       (0.04)
                                           --------    --------    --------     -------
Distributions:
  Dividends from net investment income...        --          --       (0.01)         --
  Distributions from net realized capital
    gains................................     (0.42)      (0.28)      (0.00)#        --
  Distributions in excess of net realized
    capital gains........................     (0.37)         --          --          --
                                           --------    --------    --------     -------
Total distributions......................     (0.79)      (0.28)      (0.01)         --
                                           --------    --------    --------     -------
Net asset value--end of year.............  $  13.17    $  13.68    $  11.07     $  9.96
                                           ========    ========    ========     =======
Total return**...........................      1.40%      26.10%      11.27%      (0.40)%
                                           ========    ========    ========     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).......  $998,083    $654,960    $206,617     $54,625
Ratio of net investment income/(loss) to
  average net assets.....................      0.23%      (0.14)%      0.66%       1.70%+
Ratio of operating expenses to average
  net assets.............................      1.80%       1.85%       1.90%       1.90%+
Portfolio turnover.......................     92.09%      63.79%      21.40%       0.19%
Net investment income before deferral of
  fees by Manager........................        --          --    $   0.06     $  0.01
Operating expense ratio before deferral
  of fees by Manager.....................        --          --        1.93%       2.80%+

------------
 * The Fund commenced operations on March 1, 1992.
** Total return represents aggregate total return for the periods indicated.
 + Annualized.
++ Per shares numbers have been calculated using the average shares method, which more appropriately represent the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
 # Amount represents less than $0.01 per share.
## The amount shown in this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 92 ------------------

 -----------------------------------------------------------------------------
                     MONTGOMERY SHORT GOVERNMENT BOND FUND
 -----------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                YEAR ENDED JUNE 30,
                                                          -------------------------------
                                                           1995        1994        1993*
                                                          -------     -------     -------
Net asset value--beginning of year......................  $  9.80     $ 10.23     $ 10.00
                                                          -------     -------     -------
Net investment income...................................     0.62        0.61        0.33
Net realized and unrealized gain/(loss)
  on investments........................................     0.16       (0.34)       0.23
                                                          -------     -------     -------
Net increase in net assets resulting from
  investment operations.................................     0.78        0.27        0.56
                                                          -------     -------     -------
Distributions:
  Dividends from net investment income..................    (0.62)      (0.56)      (0.33)
  Distributions in excess of net investment income......       --       (0.07)         --
  Distributions in excess of net realized
    capital gains.......................................       --       (0.07)         --
  Distributions from capital............................    (0.01)         --        0.00#
                                                          -------     -------     -------
Total distributions.....................................    (0.63)      (0.70)      (0.33)
                                                          -------     -------     -------
Net asset value--end of year............................  $  9.95     $  9.80     $ 10.23
                                                          -------     -------     -------
Total return**..........................................     8.28%       2.49%       5.66%
                                                          =======     =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)......................  $17,093     $21,937     $22,254
Ratio of net investment income to average
  net assets............................................     6.41%       5.93%       6.02%+
Ratio of operating expenses to average net assets##.....     1.38%       0.71%       0.22%+
Portfolio turnover......................................   284.23%     603.07%     213.22%
Net investment income before deferral of fees and
  absorption of expenses by Manager.....................  $  0.54     $  0.51     $  0.27
Ratio of operating expense to average net assets before
  deferral of fees and absorption of expenses, excluding
  interest expense, by Manager..........................     1.33%       1.29%       2.07%+

------------

 * The Fund commenced operations on December 18, 1992.
** Total return represents aggregate total return for the periods indicated.
 + Annualized.
 # Amount represents less than $0.01 per share.
## Annualized expense ratios excluding interest expense for the years ended June
   30, 1995 and 1994 were 0.47% and 0.25%, respectively.

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 93 ------------------

     ----------------------------------------------------------------------
                       MONTGOMERY GOVERNMENT RESERVE FUND
     ----------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                       YEAR ENDED JUNE 30,
                                                                                  PERIOD
                                                      ---------------------       ENDED
                                                        1995         1994       06/30/93*
                                                      --------     --------     ----------
Net asset value--beginning of year..................  $   1.00     $   1.00      $   1.00
                                                      --------     --------      --------
Net investment income...............................     0.049        0.029         0.024
Net realized and unrealized gain on investments#....     0.000        0.000         0.000
                                                      --------     --------      --------
Net increase in net assets resulting from investment
  operations........................................     0.049        0.029         0.024
                                                      --------     --------      --------
Dividends from net investment income................    (0.049)      (0.029)       (0.024)
                                                      --------     --------      --------
Net asset value--end of year........................  $   1.00     $   1.00      $   1.00
                                                      ========     ========      ========
Total return**......................................      4.97%        2.96%         2.41%
                                                      ========     ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..................  $258,956     $211,129      $124,795
Ratio of net investment income to average net
  assets............................................      4.92%        2.99%         2.96%+
Ratio of operating expenses to average net assets...      0.63%##      0.60%         0.38%+
Net investment income before deferral of fees by
  Manager...........................................  $  0.047     $  0.028      $  0.013
Ratio of operating expense to average net assets
  before absorption of expenses, excluding interest
  expense, by Manager...............................      0.79%        0.71%         0.77%+

------------
 * The Fund commenced operations on September 14, 1992.
** Total return represents aggregate total return for the periods indicated.
 + Annualized.
 # Amount represents less than $0.01 per share.
## Annualized operating expense ratio excluding interest expense for the year ended June 30, 1995 was 0.60%.

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 94 ------------------

          -----------------------------------------------------------
                         MONTGOMERY CALIFORNIA TAX-FREE
                             INTERMEDIATE BOND FUND
          -----------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                       YEAR ENDED JUNE
                                                                             30,
                                                                      ------------------
                                                                       1995       1994*
                                                                      ------     -------
Net asset value--beginning of year..................................  $11.79     $ 12.00
                                                                      ------     -------
Net investment income...............................................    0.44        0.41
Net realized and unrealized gain/(loss) on investments..............    0.25       (0.21)
                                                                      ------     -------
Net increase in net assets resulting from investment operations.....    0.69        0.20
                                                                      ------     -------
Distributions:
  Dividends from net investment income..............................   (0.44)      (0.41)
  Distributions from net realized capital gains.....................   (0.00)#        --
                                                                      ------     -------
Total distributions.................................................   (0.44)      (0.41)
                                                                      ------     -------
Net asset value--end of year........................................  $12.04     $ 11.79
                                                                      ======     =======
Total return**......................................................    6.03%       1.65%
                                                                      ======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..................................  $5,153     $11,556
Ratio of net investment income to average net assets................    3.71%       3.44%
Ratio of operating expenses to average net assets...................    0.56%       0.23%
Portfolio turnover..................................................   37.93%      77.03%
Net investment income before deferral of fees and absorption of
  expenses by Manager...............................................  $ 0.34     $  0.25
Operating expense ratio before deferral of fees and absorption of
  expenses by Manager...............................................    1.41%       1.63%

------------
 * The Fund commenced operations on July 1, 1993.
** Total return represents aggregate total return for the periods indicated.
 # Amount represents less than $0.01 per share.

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 95 ------------------

          -----------------------------------------------------------
                         MONTGOMERY CALIFORNIA TAX-FREE
                                   MONEY FUND
          -----------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                               PERIOD
                                                                                ENDED
                                                                              06/30/95*
                                                                              ---------
Net asset value--beginning of period........................................   $  1.00
                                                                               -------
Net investment income.......................................................     0.027
Net realized and unrealized gain on investments.............................     0.000
                                                                               -------
Net increase in net assets resulting from investment operations.............     0.027
                                                                               -------
Distributions:
  Dividends from net investment income......................................    (0.027)
                                                                               -------
  Dividends in excess of net investment income..............................    (0.000)#
                                                                               -------
                                                                                (0.027)
                                                                               -------
Net asset value--end of period..............................................   $  1.00
                                                                               =======
Total return**..............................................................      2.68%
                                                                               =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................................   $64,780
Ratio of net investment income to average net assets........................      3.55%+
Ratio of operating expenses to average net assets...........................      0.33%+
Net investment income before deferral of fees and absorption of expenses by
  Manager...................................................................   $ 0.023
Operating expense ratio before deferral of fees and absorption of expenses
  by Manager................................................................      0.86%+

------------
 * The Fund commenced operations on September 30, 1994.
** Total return represents aggregate total return for the period indicated.
 + Annualized.
 # Amount represents less than $0.001 per share.

   The accompanying notes are an integral part of these financial statements.

                         ------------------ 96 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

     The Montgomery Funds and The Montgomery Funds II (individually, the "Trust" and, collectively, the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. As of June 30, 1995, the Trusts had fourteen publicly offered series: Montgomery Growth Fund, Montgomery Micro Cap Fund, Montgomery Small Cap Fund, Montgomery Equity Income Fund, Montgomery Asset Allocation Fund (formerly Montgomery Strategic U.S. Fund), Montgomery Global Opportunities Fund, Montgomery Global Communications Fund, Montgomery International Small Cap Fund, Montgomery Emerging Markets Fund, Montgomery Short Government Bond Fund (formerly Montgomery Short Duration Government Fund), Montgomery Government Reserve Fund, Montgomery California Tax-Free Intermediate Bond Fund (formerly Montgomery California Tax-Free Short/Intermediate Fund), Montgomery California Tax-Free Money Fund and Montgomery Institutional Series: Emerging Markets Portfolio (individually, the "Fund" and, collectively, the "Funds").

     The Montgomery Funds were organized as a Massachusetts business trust on May 10, 1990 and commenced operations with the Montgomery Small Cap Fund. The Montgomery Funds II were organized as a Delaware business trust on September 8, 1993 and commenced operations with the Montgomery Institutional Series: Emerging Markets Portfolio. Prior to the public offerings of shares of each Fund, a limited number of shares were sold to Montgomery Asset Management, L.P. and/or affiliated persons of Montgomery Asset Management in private placement offerings. Otherwise, no Fund had any significant operations prior to the date on which it commenced operations (i.e., commenced selling shares to the public).

     Information presented in these financial statements pertains to all the above Funds except for Montgomery Institutional Series: Emerging Markets Portfolio which is presented under separate cover.

     The following is a summary of significant accounting policies.

     A. PORTFOLIO VALUATION--For the Montgomery Growth Fund, the Montgomery Micro Cap Fund, Montgomery Small Cap Fund, Montgomery Equity Income Fund, Montgomery Asset Allocation Fund, Montgomery Short Government Bond Fund and Montgomery California Tax-Free Intermediate Bond Fund portfolio securities are valued using current market valuations: either the last reported sales price, or, in the case of securities for which there is no reported last sale and in the case of fixed income securities, the mean of the closing bid and asked prices.

     For the Montgomery International Small Cap Fund and the Montgomery Emerging Markets Fund, portfolio securities which are traded primarily on foreign securities

                         ------------------ 97 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

exchanges or for which market quotations are readily available are generally valued at the last reported sales price on the respective exchanges or markets, except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market are valued at the mean between the last available bid and ask price prior to the time of valuation.

     For the Montgomery Global Opportunities Fund and the Montgomery Global Communications Fund, portfolio securities are valued using current market valuations: either the last reported sales price, or, in the case of securities for which there is no reported last sale and in the case of fixed income securities, the mean of the last available bid and asked prices. The value of portfolio securities which are traded primarily on foreign securities exchanges are generally valued at the immediate preceding closing values of such securities on the respective exchanges or markets, except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates.

     Securities, including American Depositary Receipts and European Depositary Receipts, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales and in the case of fixed income securities, at the mean between the last available bid and asked price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust in accordance with methods which are authorized by the Trust's Board of Trustees.

     For the Montgomery Government Reserve Fund and the Montgomery California Tax-Free Money Fund, portfolio securities are valued at amortized cost, which means they are valued at acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. Amortized cost involves valuing a portfolio security instrument at its cost, initially, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Calculations are made to compare the value of each Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments.

                         ------------------ 98 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     For each of the Funds, securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the supervision of the Trusts' officers in accordance with methods which are authorized by the Trusts' Board of Trustees. Short-term securities with maturities of 60 days or less (excluding the Montgomery Government Reserve Fund and the Montgomery California Tax-Free Money Fund which value all securities at amortized cost) are carried at amortized cost, which approximates market value.

     B. FORWARD FOREIGN CURRENCY CONTRACTS--Certain Funds may engage in forward foreign currency contracts. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss.

     When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency contracts have been used solely to establish a rate of exchange for settlement of transactions. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     C. FOREIGN CURRENCY--Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates on investments have been included in the unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses resulting from movement in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received and the portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date.

     D. REPURCHASE AGREEMENTS--Each Fund may engage in repurchase agreement transactions individually or jointly through a joint repurchase account with other series of the Trusts pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, a Fund writes a financial contract with a counterparty and takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase the financial contract at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations

                    ------------------ 99 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. The Funds may also participate on an individual or joint basis in tri-party repurchase agreements which involves a counterparty and a custodian bank.

     E. DOLLAR ROLL TRANSACTIONS--The Asset Allocation Fund and The Short Government Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed upon price at a future date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may or may not generate income for the Fund exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

     F. SHORT SALES/FORWARD COMMITMENTS--Certain Funds may seek to hedge investments through forward commitments to sell high grade liquid debt securities. In some cases, the Fund may enter into forward commitments to sell securities the Fund does not yet own (but has the right to acquire). Such forward commitments effectively constitute a form of short sale and have been limited to date to the Montgomery Short Government Bond Fund and to securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") in connection with certain FHLMC conversion programs. To complete such a transaction, the Fund must obtain a security that is convertible into the security it has made a commitment to deliver. Forward commitments involve transaction costs and entail risk to the extent interest rates move in a direction different from that anticipated. There is a risk that the market price will increase for the security it must purchase. Whenever the Fund engages in this type of transaction, it maintains other high quality liquid debt securities equal in value to the forward commitment in a segregated account with its custodian.

                 ------------------ 100 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     G. REVERSE REPURCHASE AGREEMENTS--The Growth Fund, The Micro Cap Fund, The Small Cap Fund, The Equity Income Fund, The Asset Allocation Fund, The Global Opportunities Fund, The Government Reserve Fund, The California Tax-Free Intermediate Bond Fund and The California Tax-Free Money Fund may enter into reverse repurchase agreement transactions with member banks on the Federal Reserve Bank of New York's list of reporting dealers for leverage purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Each Fund will establish a segregated account with its custodian in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

     H. REVERSE DOLLAR ROLL TRANSACTIONS--The Montgomery Asset Allocation Fund and Montgomery Short Government Bond Fund may enter into reverse dollar roll transactions. When a Fund engages in a reverse dollar roll, it purchases a security from a financial institution and concurrently agrees to resell a similar security to that institution at a later date at an agreed-upon price. Under the 1940 Act, reverse dollar roll transactions are considered to be loans by a Fund and must be fully collateralized. If the seller defaults on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.

     I. FUTURES CONTRACTS--Upon entering into a futures contract, a Fund (the Montgomery Government Reserve Fund and Montgomery California Tax-Free Money Fund do not enter into futures contracts) is required to deposit with the custodian on behalf of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

                ------------------ 101 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     J. DIVIDENDS AND DISTRIBUTIONS--Dividends, if any, from net investment income of the Montgomery Growth Fund, the Montgomery Micro Cap Fund, the Montgomery Small Cap Fund, the Montgomery Asset Allocation Fund, the Montgomery Global Opportunities Fund, the Montgomery Global Communications Fund, the Montgomery International Small Cap Fund and the Montgomery Emerging Markets Fund are declared and paid at least annually. Dividends from net investment income of the Montgomery Short Government Bond Fund, the Montgomery Government Reserve Fund, the Montgomery California Tax-Free Intermediate Bond Fund and the Montgomery California Tax-Free Money Fund are declared daily and paid monthly. Dividends from net investment income of the Montgomery Equity Income Fund are declared and paid quarterly.

     Distributions of any short-term capital gains earned by a Fund are distributed no less frequently than annually. Additional distributions of net investment income and capital gains for each Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     Permanent differences incurred during the year ended June 30, 1995 resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income and paid-in capital as follows:

                                              INCREASE/(DECREASE)   INCREASE/(DECREASE)
                                               UNDISTRIBUTED NET        ACCUMULATED
                               DECREASE           INVESTMENT           NET REALIZED
                            PAID-IN-CAPITAL         INCOME              GAIN/(LOSS)
                            ---------------   -------------------   -------------------
Small Cap Fund............    $(1,189,465)        $ 1,190,171            $    (706)
Equity Income Fund........            (60)                 60             --
Asset Allocation Fund.....           (173)              4,862               (4,689)
Global Opportunities
  Fund....................            (37)            (95,420)              95,457
Global Communication
  Fund....................     (1,687,322)            691,681              995,641
International
  Small Cap Fund..........            (19)           (322,897)             322,916
Emerging Markets Fund.....       --                (2,238,483)           2,238,483
Short Government Bond
  Fund....................       --                    (6,142)               6,142
California Tax-Free
  Intermediate Bond
  Fund....................            (73)                 73             --

     Paid-in capital was reduced by $20,117 for the Montgomery Short Government Bond Fund due to a tax return of capital.

                    ------------------ 102 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     K. SECURITIES TRANSACTIONS AND INVESTMENT INCOME-- Securities transactions are recorded on a trade-date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Dividend income on foreign securities is recognized as soon as the Fund is informed of the ex-dividend date. Interest income, including, where applicable, amortization of discount on short-term investments, is recognized on the accrual basis. Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. The Funds instruct their custodian to segregate assets in a separate account with a current value at least equal to the amount of its when issued purchase commitments.

     The Montgomery Small Cap Fund has invested in pay-in-kind ("PIK") bonds. PIK bonds pay interest through the issuance of additional bonds. PIK bonds are recorded at fair market value on the date of payment and carry a risk in that unlike bonds which pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

     L. FEDERAL INCOME TAXES--Each Fund has qualified and it is the intention of each Fund to continue to qualify and elect treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income to shareholders sufficient to relieve each Fund from all or substantially all federal income taxes.

               ------------------ 103 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     M. ORGANIZATION COSTS--Expenses incurred in connection with the organization of each Fund, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations, are being amortized on a straight-line basis over a period of five years from the following dates:

      Growth Fund....................................   September 30, 1993
      Micro Cap Fund.................................   December 30, 1994
      Small Cap Fund.................................   December 1, 1990
      Equity Income Fund.............................   September 30, 1994
      Asset Allocation Fund..........................   March 31, 1994
      Global Opportunities Fund......................   September 30, 1993
      Global Communications Fund.....................   August 1, 1993
      International Small Cap Fund...................   September 30, 1993
      Emerging Markets Fund..........................   March 1, 1992
      Short Government Bond Fund.....................   December 18, 1992
      Government Reserve Fund........................   September 14, 1992
      California Tax-Free Intermediate Bond Fund.....   July 1, 1993
      California Tax-Free Money Fund.................   September 30, 1994

     N. CASH--Cash, as used in the Statement of Cash Flows, is the amount reported in the Statements of Assets and Liabilities for the Montgomery Short Government Bond Fund. The Fund issues and redeems its shares, invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities. Amounts reported as Due to Custodian on the Statements of Assets and Liabilities reflect cash and foreign currency overdrafts.

     O. EXPENSES--Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed are apportioned between the Funds in the Trust.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH
   AFFILIATES AND OTHER CONTRACTUAL COMMITMENTS:

     a. Montgomery Asset Management, L.P. is the Funds' Manager (the "Manager"). The Manager, a California limited partnership, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The general partner of the Manager is Montgomery Asset Management, Inc. The sole limited partner of the Manager is Montgomery Securities, the Funds' principal underwriter and distributor. Under the Advisers Act, both Montgomery Asset Management, Inc. and Montgomery Securities may be deemed

                  ------------------ 104 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

controlling persons of the Manager. Although the operations and management of the Manager are independent from those of Montgomery Securities, it is expected that the Manager may draw upon the research and administrative resources of Montgomery Securities at its discretion in a manner consistent with applicable regulations.

     Pursuant to investment management agreements ("Investment Management Agreements"), the Manager provides each Fund with advice on buying and selling securities, manages the investments of each Fund including the placement of orders for portfolio transactions, furnishes each Fund with office space and certain administrative services, and provides the personnel needed by the Trusts with respect to the Manager's responsibilities under such agreement. The Manager has agreed to reduce some or all of its management fee or absorb fund expenses if necessary to keep each Fund's annual operating expenses, exclusive of interest and taxes, at or below the maximum allowed by applicable state expense limitations or the following percentages of each Fund's average net assets, whichever is lower: 1.50% for the Montgomery Growth Fund; 1.75% for the Montgomery Micro Cap Fund; 1.40% for the Montgomery Small Cap Fund; 0.85% for the Montgomery Equity Income Fund; 1.30% for the Montgomery Asset Allocation Fund; 1.90% for the Montgomery Global Opportunities Fund, Montgomery Global Communications Fund, Montgomery International Small Cap Fund and Montgomery Emerging Markets Fund; 0.60% for the Montgomery Government Reserve Fund and Montgomery California Tax-Free Money Fund; and 0.70% for the Montgomery Short Government Bond Fund and Montgomery California Tax-Free Intermediate Bond Fund. Any reductions or absorptions made to the Funds by the Manager are subject to recovery within the following two years (three years for the Montgomery Asset Allocation Fund) provided the Fund is able to affect such reimbursement and remain in compliance with applicable expense limitations. The Manager may terminate these reductions or absorptions at any time.

     Montgomery Asset Management, L.P. serves as the Funds' administrator (the "Administrator"). The Administrator performs services with regard to various aspects of each Fund's administrative operations.

              ------------------ 105 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     As compensation, each Fund has accrued a monthly management and administration fee (accrued daily) based upon the average daily net assets of each Fund at the following effective annual rates:

                                                 MANAGEMENT   ADMINISTRATION
                    NAME OF FUND                    FEE            FEE
      -----------------------------------------  ----------   --------------
      Growth Fund..............................     0.99%          0.07%
      Micro Cap Fund...........................     1.40%          0.07%
      Small Cap Fund...........................     1.00%          0.07%
      Equity Income Fund.......................     0.59%          0.07%
      Asset Allocation Fund....................     0.93%          0.07%
      Global Opportunities Fund................     1.70%          0.07%
      Global Communications Fund...............     1.33%          0.07%
      International Small Cap Fund.............     1.50%          0.07%
      Emerging Markets Fund....................     1.07%          0.07%
      Short Government Bond Fund...............     0.50%          0.05%
      Government Reserve Fund..................     0.57%          0.05%
      California Tax-Free Intermediate Bond
        Fund...................................     0.50%          0.05%
      California Tax-Free Money Fund...........     0.30%          0.05%

     The Manager has recouped previously deferred fees and/or absorbed expenses during the year ended June 30, 1995. These amounts have been included with current year management fees in the Statement of Operations and are part of the effective rates shown above. The amounts recouped during the year ended June 30, 1995 were $88,428, $21,106, $60,321, $182,351, $78,233 and $450,190 for the
Montgomery Growth Fund, Montgomery Asset Allocation Fund, Montgomery Global Opportunities Fund, Montgomery Global Communications Fund, Montgomery International Small Cap Fund and Montgomery Government Reserve Fund, respectively.

     For the year ended June 30, 1995, the Manager has deferred fees and/or absorbed expenses as follows:

                                                         FEES     EXPENSES
                                                       DEFERRED   ABSORBED
                                                       --------   --------
      Micro Cap Fund.................................  $158,785        --
      Equity Income Fund.............................    12,589   $37,064
      Asset Allocation Fund..........................   124,429        --
      Global Opportunities Fund......................   144,683        --
      Global Communications Fund.....................   387,886        --
      International Small Cap Fund...................   184,013        --
      Short Government Bond Fund.....................    99,249    71,094
      Government Reserve Fund........................   474,297        --
      California Tax-Free Intermediate Bond Fund.....    43,889    30,751
      California Tax-Free Money Fund.................   149,574    49,353

                ------------------ 106 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     As of June 30, 1995, the deferred management fees and absorbed expenses subject to recoupment are $158,785, $49,653, $124,429, $144,683, $387,886,
$184,013, $414,057, $474,297, $213,281 and $198,927 for the Montgomery Micro Cap
Fund, Montgomery Equity Income Fund, Montgomery Asset Allocation Fund, Montgomery Global Opportunities Fund, Montgomery Global Communications Fund, Montgomery International Small Cap Fund, Montgomery Short Government Bond Fund, Montgomery Government Reserve Fund, Montgomery California Tax-Free Intermediate Bond Fund and Montgomery California Tax-Free Money Fund, respectively.

     b. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee of the Montgomery Funds who is not an "affiliated person" will receive an annual retainer and quarterly meeting fee totaling $30,000 per annum, as well as reimbursement for expenses.

     c. For the year ended June 30, 1995, the Funds' securities transactions generated commissions of $11,840,329 of which $74,850 was paid to Montgomery Securities.

     d. The Funds have no sales load and do not pay distribution (Rule 12b-1) fees to their distributor. Therefore, Montgomery Securities has received no direct compensation for serving as the Funds' principal underwriter and distributor.

     e. At June 30, 1995, Montgomery Global Communications Fund owned 90,000 shares of Montgomery Emerging Communications Fund which has the same investment manager as the Trust. For the year ended June 30, 1995, the Montgomery Global Communications Fund received no dividend income from the Montgomery Emerging Communications Fund.

     f. Certain Funds are parties to agreements with Charles Schwab & Co. Inc. ("Schwab") related to the Funds' participation in Schwab's mutual fund OneSourceTM program. The Funds that participate in the OneSourceTM program make payments to Schwab for certain services provided to shareholders who own shares of the Funds through that program. The Manager may make additional payments to Schwab in connection with the Funds' participation in the OneSourceTM program. Certain Funds also are parties to agreements for participation in similar programs sponsored by organizations such as Fidelity Investments. The following Funds participate in one or more of these programs: Montgomery Growth Fund; Montgomery Micro Cap Fund; Montgomery Small Cap Fund; Montgomery Equity Income Fund; Montgomery Asset Allocation Fund; Montgomery Global Opportunities Fund; Montgomery Global Communications Fund; Montgomery International Small Cap Fund; Montgomery Emerging Markets Fund; Montgomery Short Government Bond Fund; Montgomery California Tax-Free Intermediate Bond Fund.

                 ------------------ 107 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

3. SECURITIES TRANSACTIONS:

     a. The aggregate amount of purchases and sales of long-term securities, excluding long-term U.S. Government securities, during the year ended June 30, 1995 were as follows:

                                                PURCHASES         SALES
                                              --------------   ------------
      Growth Fund...........................  $  954,518,876   $516,380,988
      Micro Cap Fund........................     111,632,644     19,014,808
      Small Cap Fund........................     167,164,389    200,284,808
      Equity Income Fund....................       6,377,689        757,751
      Asset Allocation Fund.................      32,703,124      7,733,416
      Global Opportunities Fund.............      15,134,975     13,816,527
      Global Communications Fund............     116,727,319    156,236,306
      International Small Cap Fund..........      41,842,174     41,939,902
      Emerging Markets Fund.................   1,087,351,418    708,193,938
      Short Government Bond Fund............       2,288,493      2,923,339
      California Tax-Free Intermediate Bond
        Fund................................       3,141,952      8,229,498

     The aggregate amount of purchases and sales of long-term U.S. Government securities, during the year ended June 30, 1995, were:

                                                PURCHASES         SALES
                                              --------------   ------------
      Asset Allocation Fund.................  $   33,901,975   $  6,157,094
      Short Government Bond Fund............      56,443,596     57,493,820

     b. At June 30, 1995, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was as follows:

                                                  TAX BASIS      TAX BASIS
                                                  UNREALIZED     UNREALIZED
                                                 APPRECIATION   DEPRECIATION
                                                 ------------   ------------
      Growth Fund..............................  $112,519,514   $ 13,349,133
      Micro Cap Fund...........................    16,750,093      2,209,874
      Small Cap Fund...........................    51,998,198      6,990,764
      Equity Income Fund.......................       329,479         12,416
      Asset Allocation Fund....................     3,906,031        500,670
      Global Opportunities Fund................     1,507,019        396,523
      Global Communications Fund...............    42,322,577     12,716,127
      International Small Cap Fund.............     1,759,029      1,209,599
      Emerging Markets Fund....................    84,726,304     60,598,820
      Short Government Bond Fund...............       158,055          8,549
      California Tax-Free Intermediate Bond
        Fund...................................        56,470         17,639

                  ------------------ 108 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     c. Information regarding transactions under dollar roll transactions is as follows:

                                                                             AVERAGE
                                   MAXIMUM       AVERAGE       AVERAGE        DEBT
                                   AMOUNT        AMOUNT        SHARES       PER SHARE
                                 OUTSTANDING   OUTSTANDING   OUTSTANDING   OUTSTANDING
                                   DURING        DURING        DURING        DURING
         NAME OF FUND               YEAR          YEAR          YEAR          YEAR
-------------------------------  -----------   -----------   -----------   -----------
Asset Allocation Fund..........  $2,027,188    $  406,395     1,137,412       $0.36
Short Government Bond Fund.....   3,180,938       691,120     2,019,684        0.34

     The average amount outstanding during the period was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the year ended June 30, 1995.

     Interest income earned for the year ended June 30, 1995 by the Montgomery Asset Allocation Fund and the Montgomery Short Government Bond Fund under dollar roll transactions aggregated $6,878 and $1,875, respectively.

     Interest expense incurred for the year ended June 30, 1995 by the Montgomery Asset Allocation Fund and the Montgomery Short Government Bond Fund for dollar roll transactions aggregated $85 and $19,843, respectively.

     Information regarding borrowings under reverse repurchase agreements is as follows:

  PRINCIPAL
    AMOUNT                                                              VALUE
  ----------                                                          ----------
                Reverse Repurchase Agreements outstanding at June
                  30, 1995:
                SHORT GOVERNMENT BOND FUND
  $4,000,000    Reverse Repurchase Agreement with Barclays Bank,
                  dated 06/30/95 bearing 6.300% to be repurchased at
                  $4,022,110 on 07/03/95, collateralized by
                  $18,937,000 U.S. Treasury Note, 6.125% due
                  05/31/97..........................................  $4,041,183

                                                                               AVERAGE
                               MAXIMUM         AVERAGE         AVERAGE           DEBT
                                AMOUNT          AMOUNT          SHARES        PER SHARE
                             OUTSTANDING     OUTSTANDING     OUTSTANDING     OUTSTANDING
                                DURING          DURING          DURING          DURING
       NAME OF FUND              YEAR            YEAR            YEAR            YEAR
---------------------------  ------------    ------------    ------------    ------------
Asset Allocation Fund......   $  997,500     $     19,130      1,137,412        $ 0.02
Short Government Bond
  Fund.....................    6,015,000        3,133,370      2,019,684          1.55
Government Reserve Fund....    9,117,502        1,243,287    247,594,517          0.01

     The average interest rate approximated 5.34%, 4.50% and 5.00% for the Montgomery Asset Allocation Fund, the Montgomery Short Government Bond Fund and the Montgomery Government Reserve Fund, respectively, during the year. The average

                        ------------------ 109 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

amount outstanding during the year was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended June 30, 1995.

     Interest expense for the year ended June 30, 1995 on borrowings by the Montgomery Asset Allocation Fund, the Montgomery Short Government Bond Fund and the Montgomery Government Reserve Fund under reverse repurchase agreements aggregated $949, $160,436 and $63,359, respectively.

     d. The Montgomery Global Opportunities Fund, the Montgomery Global Communications Fund, the Montgomery International Small Cap Fund and the Montgomery Emerging Markets Fund regularly trade in forward foreign exchange contracts with off balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks.

                   ------------------ 110 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     The schedule of forward foreign exchange contracts at June 30, 1995 was as follows:

                                                          CONTRACT
                                                           VALUE        VALUE
                                                            DATE       (NOTE 1)
                                                          --------    ----------
GLOBAL OPPORTUNITIES FUND:
Forward Foreign Exchange Contracts to Buy:
16,025,139 Japanese Yen................................   07/03/95    $  189,076
2,497,221 Japanese Yen.................................   07/05/95        29,464
24,276 Swiss Francs....................................   07/03/95        21,083
54,973 Swiss Francs....................................   07/06/95        47,749
                                                                      ----------
    TOTAL FORWARD FOREIGN EXCHANGE
    CONTRACTS TO BUY:
    (Contract cost $288,862)...........................               $  287,372
                                                                      ==========
Forward Foreign Exchange Contracts to Sell:
(Contract cost $96,116)
  149,796 Netherlands Guilder..........................   07/05/95    $   96,681
                                                                      ==========
GLOBAL COMMUNICATIONS FUND:
Forward Foreign Exchange Contracts to Buy:
137,088 Australian Dollars.............................   07/03/95    $   97,434
83,244,580 Japanese Yen................................   07/03/95       982,179
13,570,015 Norwegian Krona.............................   07/03/95     2,201,495
91,036 Swiss Francs....................................   07/03/95        79,061
51,862 Australian Dollars..............................   07/05/95        36,859
311,516 Swiss Francs...................................   07/06/95       270,580
20,798,978 Czechoslovakian Crown.......................   07/07/95       804,603
                                                                      ----------
    TOTAL FORWARD FOREIGN EXCHANGE
    CONTRACTS TO BUY:
    (Contract cost $4,474,870).........................               $4,472,211
                                                                      ==========
Forward Foreign Exchange Contracts to Sell:
1,081,829 Netherlands Guilder..........................   07/03/95    $  698,180
1,091,192 New Zealand Dollars..........................   07/03/95       729,491
1,919,608 Netherlands Guilder..........................   07/05/95     1,238,954
                                                                      ----------
    TOTAL FORWARD FOREIGN EXCHANGE
    CONTRACTS TO SELL:
    (Contract cost $2,658,913).........................               $2,666,625
                                                                      ==========

                    ------------------ 111 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                                          CONTRACT
                                                           VALUE        VALUE
                                                            DATE       (NOTE 1)
                                                          --------    ----------
INTERNATIONAL SMALL CAP FUND:
Forward Foreign Exchange Contracts to Buy:
84,344,090 Japanese Yen................................   07/03/95    $  995,152
69,233 Great Britain Pound.............................   07/05/95       110,095
27,466,903 Japanese Yen................................   07/05/95       324,074
126,517 Great Britain Pound............................   07/06/95       201,187
937,048 French Franc...................................   07/31/95       192,978
                                                                      ----------
    TOTAL FORWARD FOREIGN EXCHANGE
    CONTRACTS TO BUY:
    (Contract cost $1,832,829).........................               $1,823,486
                                                                      ==========
Forward Foreign Exchange Contracts to Sell:
35,179 Great Britain Pound.............................   07/05/95    $   55,941
706,079 Norwegian Krone................................   07/05/95       114,549
174,649 Great Britain Pound............................   07/07/95       277,724
1,194,503 Austrian Shilling............................   07/10/95       122,676
                                                                      ----------
    TOTAL FORWARD FOREIGN EXCHANGE
    CONTRACTS TO SELL:
    (Contract cost $570,112)...........................               $  570,890
                                                                      ==========
EMERGING MARKETS FUND:
Forward Foreign Exchange Contracts to Buy:
880,234 Austrian Shillings.............................   07/03/95    $  880,455
52,220 Brazilian Real..................................   07/03/95        56,730
4,500,930 Czechoslovakian Crown........................   07/03/95       174,117
10,100,850 Indian Rupee................................   07/03/95       321,683
1,628,250,750 Turkish Lira.............................   07/03/95        36,826
684,999 Philippine Peso................................   07/05/95        26,821
54,065,812 Portuguese Escudo...........................   07/06/95       369,485
9,757,545 Czechoslovakian Crown........................   07/07/95       377,468
2,703,808 Czechoslovakian Crown........................   07/11/95       104,596
1,232,500,000 Indian Rupee.............................   07/11/95       552,210
                                                                      ----------
    TOTAL FORWARD FOREIGN EXCHANGE
    CONTRACTS TO BUY:
    (Contract cost $2,906,750).........................               $2,900,391
                                                                      ==========

                    ------------------ 112 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                                          CONTRACT
                                                           VALUE        VALUE
                                                            DATE       (NOTE 1)
                                                          --------    ----------
EMERGING MARKETS FUND (CONT'D):
Forward Foreign Exchange Contracts to Sell:
70,391 Brazilian Ringett...............................   07/03/95    $   76,470
1,388,249 Hong Kong Dollars............................   07/03/95       179,412
475,862 Malaysian Ringett..............................   07/03/95       195,187
947,240 Mexican Peso...................................   07/03/95       151,558
23,547,782 Philippine Peso.............................   07/03/95       921,966
34,885,645 Greek Drakma................................   07/05/95       155,100
426,465 Hong Kong Dollars..............................   07/05/95        55,115
1,369,256 Malaysian Ringett............................   07/05/95       561,634
1,122,723 Singapore Dollars............................   07/05/95       803,495
3,473,868,491 Turkish Lira.............................   07/05/95        78,568
1,411,560 Malaysian Ringett............................   07/06/95       579,004
523,525 Singapore Dollars..............................   07/07/95       374,729
                                                                      ----------
    TOTAL FORWARD FOREIGN EXCHANGE
    CONTRACTS TO SELL:
    (Contract cost $4,126,114).........................               $4,132,238
                                                                      ==========

     e. Under an unsecured Revolving Credit Agreement with Credit Lyonnais San Francisco Branch and Credit Lyonnais Cayman Islands Branch, each of the Funds of The Montgomery Funds and The Montgomery Funds II may, for one year starting October 1, 1994, borrow (consistent with applicable law and its investment policies) amounts over $1,000,000 but not more than 10% of its net asset value, provided that the aggregate principal amount of outstanding loans under the agreement to all Funds does not exceed $25,000,000. For the year ended June 30, 1995 the Funds, except for Montgomery Global Communications Fund, did not borrow under the Revolving Credit Agreement.

     Information regarding borrowings by the Montgomery Global Communications Fund for the year ended June 30, 1995 was as follows:

                                                  AVERAGE
  MAXIMUM         AVERAGE         AVERAGE          DEBT
  AMOUNT          AMOUNT          SHARES         PER SHARE
OUTSTANDING     OUTSTANDING     OUTSTANDING     OUTSTANDING
  DURING          DURING          DURING          DURING
   YEAR            YEAR            YEAR            YEAR
-----------     -----------     -----------     -----------
$7,800,000       $ 286,301      15,236,812         $0.02

     The interest expense for the year ended June 30, 1995 for the Montgomery Global Communications Fund was $23,966. The average interest rate approximated 8.125% during the year.

                 ------------------ 113 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

4. TRANSACTIONS IN SHARES WITH A BENEFICIAL INTEREST:

     The Trusts have authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Because the Montgomery Government Reserve Fund and the Montgomery California Tax-Free Money Fund are money market funds and money market funds sell shares, issue shares for reinvestment of dividends and redeem shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions are the same as the dollar amounts shown for such transactions. Transactions in shares of beneficial interest for the years and periods indicated below were as follows:

                                    YEAR ENDED                  PERIOD ENDED
                                   JUNE 30, 1995               JUNE 30, 1994*
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
GROWTH FUND:
Shares Sold...............   55,250,712   $ 934,030,969   11,723,679   $178,855,050
Issued as Reinvestment of
  Dividends...............      231,401       3,882,010        1,420         19,777
Shares Redeemed...........  (19,392,480)   (334,612,593)  (1,959,822)   (29,806,070)
                            -----------   -------------   ----------   ------------
Net Increase..............   36,089,633   $ 603,300,386    9,765,277   $149,068,757
                            ===========   =============   ==========   ============

                                   PERIOD ENDED
                                  JUNE 30, 1995*
                            ---------------------------
                              SHARES         AMOUNT
                            -----------   -------------
MICRO CAP FUND:
Shares Sold...............   12,671,633   $ 157,656,419
Shares Redeemed...........     (821,311)    (10,436,637)
                            -----------   -------------
Net Increase..............   11,850,322   $ 147,219,782
                            ===========   =============

                                    YEAR ENDED                   YEAR ENDED
                                   JUNE 30, 1995                JUNE 30, 1994
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
SMALL CAP FUND:
Shares Sold...............    1,496,300   $  23,945,432    3,178,467   $ 55,182,621
Issued as Reinvestment of
  Dividends...............      773,942      11,895,470    1,162,931     19,184,555
Shares Redeemed...........   (4,243,870)    (67,378,038)  (3,606,592)   (62,950,594)
                             ----------   -------------    ---------   ------------
Net Increase/(Decrease)...   (1,973,628)  $ (31,537,136)     734,806   $ 11,416,582
                             ==========   =============    =========   ============

                         ------------------ 114 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                   PERIOD ENDED
                                  JUNE 30, 1995*
                            --------------------------
                              SHARES        AMOUNT
                            ----------   -------------
EQUITY INCOME FUND:
Shares Sold...............     753,880   $   9,630,958
Issued as Reinvestment of
  Dividends...............       2,677          33,435
Shares Redeemed...........    (279,632)     (3,640,764)
                              --------   -------------
Net Increase..............     476,925   $   6,023,629
                              ========   =============

                                    YEAR ENDED               PERIOD ENDED
                                  JUNE 30, 1995             JUNE 30, 1994*
                            --------------------------   -----------------------
                              SHARES        AMOUNT       SHARES        AMOUNT
                            ----------   -------------   -------   -------------
ASSET ALLOCATION FUND:
Shares Sold...............   4,354,998   $  65,485,176   136,581   $   1,658,074
Issued as Reinvestment of
  Dividends...............       6,393          90,647        --              --
Shares Redeemed...........    (799,234)    (11,886,493)  (10,106)       (125,652)
                             ---------   -------------   -------   -------------
Net Increase..............   3,562,157   $  53,689,330   126,475   $   1,532,422
                             =========   =============   =======   =============

                                    YEAR ENDED                  PERIOD ENDED
                                  JUNE 30, 1995                JUNE 30, 1994*
                            --------------------------   --------------------------
                              SHARES        AMOUNT         SHARES        AMOUNT
                            ----------   -------------   ----------   -------------
GLOBAL OPPORTUNITIES FUND:
Shares Sold...............     642,384   $   8,407,571    1,644,078   $  22,635,158
Issued as Reinvestment of
  Dividends...............      37,775         497,870           --              --
Shares Redeemed...........    (615,561)     (7,951,014)    (676,601)     (9,640,533)
                            ----------   -------------    ---------   -------------
Net Increase..............      64,598   $     954,427      967,477   $  12,994,625
                            ==========   =============    =========   =============

                                    YEAR ENDED                   YEAR ENDED
                                  JUNE 30, 1995                JUNE 30, 1994
                            --------------------------   --------------------------
                              SHARES        AMOUNT         SHARES        AMOUNT
                            ----------   -------------   ----------   -------------
GLOBAL COMMUNICATIONS
  FUND:
Shares Sold...............   4,810,419   $  70,362,748   23,894,085   $ 362,967,547
Issued as Reinvestment of
  Dividends...............      32,523         487,504           --              --
Shares Redeemed...........  (7,788,313)   (112,069,019)  (7,725,310)   (122,743,875)
                            ----------   -------------   ----------   -------------
Net Increase/(Decrease)...  (2,945,371)  $ (41,218,767)  16,168,775   $ 240,223,672
                            ==========   =============   ==========   =============

                         ------------------ 115 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                  YEAR ENDED                   PERIOD ENDED
                                 JUNE 30, 1995                JUNE 30, 1994*
                          ---------------------------   ---------------------------
                            SHARES         AMOUNT         SHARES         AMOUNT
                          -----------   -------------   -----------   -------------
INTERNATIONAL SMALL CAP
  FUND:
Shares Sold.............    2,251,600   $  26,655,775     6,446,273   $  88,627,307
Issued as Reinvestment
  of Dividends..........          360           4,392            --              --
Shares Redeemed.........   (2,700,718)    (32,195,917)   (3,570,885)    (48,713,457)
                           ----------   -------------    ----------   -------------
Net
  Increase/(Decrease)...     (448,758)  $  (5,535,750)    2,875,388   $  39,913,850
                           ==========   =============    ==========   =============

                                  YEAR ENDED                    YEAR ENDED
                                 JUNE 30, 1995                 JUNE 30, 1994
                          ---------------------------   ---------------------------
                            SHARES         AMOUNT         SHARES         AMOUNT
                          -----------   -------------   -----------   -------------
EMERGING MARKETS FUND:
Shares Sold.............   54,598,981   $ 765,638,358    49,285,430   $ 695,021,730
Issued as Reinvestment
  of Dividends..........    3,026,103      44,907,086       589,239       7,931,137
Shares Redeemed.........  (29,715,496)   (409,912,772)  (20,657,690)   (299,164,610)
                          -----------   -------------   -----------   -------------
Net Increase............   27,909,588   $ 400,632,672    29,216,979   $ 403,788,257
                          ===========   =============   ===========   =============

                                  YEAR ENDED                    YEAR ENDED
                                 JUNE 30, 1995                 JUNE 30, 1994
                          ---------------------------   ---------------------------
                            SHARES         AMOUNT         SHARES         AMOUNT
                          -----------   -------------   -----------   -------------
SHORT GOVERNMENT BOND
  FUND:
Shares Sold.............    1,495,452   $  14,635,908     4,384,083   $  44,329,442
Issued as Reinvestment
  of Dividends..........      119,259       1,164,807       151,961       1,533,125
Shares Redeemed.........   (2,134,721)    (20,839,734)   (4,472,407)    (45,133,610)
                           ----------   -------------    ----------   -------------
Net
  Increase/(Decrease)...     (520,010)  $  (5,039,019)       63,637   $     728,957
                           ==========   =============    ==========   =============

                              YEAR ENDED                   YEAR ENDED
                             JUNE 30, 1995                JUNE 30, 1994
                           -----------------            -----------------
                           SHARES AND AMOUNT            SHARES AND AMOUNT
                           -----------------            -----------------
GOVERNMENT RESERVE FUND:
Shares Sold..............   $ 1,548,087,417              $ 1,105,001,748
Issued as Reinvestment of
  Dividends..............        11,696,059                    4,453,198
Shares Redeemed..........    (1,511,942,982)             $(1,023,109,866)
                             --------------              ---------------
Net Increase.............   $    47,840,494              $    86,345,080
                             ==============              ===============

                         ------------------ 116 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                  YEAR ENDED                   PERIOD ENDED
                                 JUNE 30, 1995                JUNE 30, 1994*
                          ---------------------------   ---------------------------
                            SHARES         AMOUNT         SHARES         AMOUNT
                          -----------   -------------   -----------   -------------
CALIFORNIA TAX-FREE
  INTERMEDIATE
  BOND FUND:
Shares Sold.............      303,088   $   3,581,420     2,441,709   $  29,291,862
Issued as
  Reinvestment of
  Dividends.............       26,720         315,799        27,685         330,789
Shares Redeemed.........     (881,940)    (10,408,882)   (1,489,226)    (17,854,069)
                             --------   -------------    ----------   -------------
Net
  Increase/(Decrease)...     (552,132)  $  (6,511,663)      980,168   $  11,768,582
                             ========   =============    ==========   =============

                                      PERIOD ENDED
                                     JUNE 30, 1995*
                                    -----------------
                                    SHARES AND AMOUNT
                                    -----------------
CALIFORNIA TAX-FREE MONEY FUND:
Shares Sold.......................    $ 286,800,141
Issued as Reinvestment of
  Dividends.......................        1,284,285
Shares Redeemed...................     (223,302,810)
                                      -------------
Net Increase......................    $  64,781,616
                                      =============

------------

* The Montgomery Growth Fund, Montgomery Micro Cap Fund, Montgomery Equity Income Fund, Montgomery Asset Allocation Fund, Montgomery Global Opportunities Fund, Montgomery International Small Cap Fund, Montgomery California Tax-Free Intermediate Bond Fund and the Montgomery California Tax-Free Money Fund commenced operations on September 30, 1993, December 30, 1994, September 30, 1994, March 31, 1994, September 30, 1993, September 30, 1993, July 1, 1993 and
  September 30, 1994, respectively.

5. FOREIGN SECURITIES:

     Certain Funds may purchase securities on foreign security exchanges. Securities of foreign companies and foreign governments involve special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include re-valuation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. The Montgomery Emerging Markets Fund invests at least 65% of its total assets in the equity securities of companies in emerging market countries.

                         ------------------ 117 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. PORTFOLIO CONCENTRATION:

     The Montgomery Global Communications Fund concentrates its investments in the global communications industry. Because of this concentration, the value of this Fund's shares may vary in response to factors affecting the global communications industry, and therefore may be more volatile than that of investment companies that do not similarly concentrate their investments. The global communications industry may be subject to greater changes in governmental policies and governmental regulation than many other industries, and regulatory approval requirements may materially affect the products and services of this industry.

     The Montgomery California Tax-Free Intermediate Bond Fund and the Montgomery California Tax-Free Money Fund concentrate in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences, including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

7. ILLIQUID AND SPECIAL SITUATION SECURITIES:

     Each Fund may not invest more than 15% of its net assets in illiquid securities. The securities shown in the table below have been determined by the Manager to be illiquid because they are restricted or because there is an exceptionally low trading volume in the primary trading market for the security at June 30, 1995. These securities are valued at market price.

GLOBAL OPPORTUNITIES FUND:

                                               6/30/95     MARKET
                     ACQUISITION               MARKET     VALUE PER              % OF TOTAL
      SECURITY          DATE       SHARES       VALUE       SHARE       COST     NET ASSETS
-------------------- -----------  ---------  -----------  ---------  ----------  ----------
Sparbanken/
  Swedbank..........    06/02/95     16,300  $   136,681   $  8.39   $  128,968     1.00%
                                             ===========                            ====

                         ------------------ 118 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

GLOBAL COMMUNICATIONS FUND:

                                               6/30/95     MARKET
                     ACQUISITION               MARKET     VALUE PER              % OF TOTAL
      SECURITY          DATE       SHARES       VALUE       SHARE       COST     NET ASSETS
-------------------- -----------  ---------  -----------  ---------  ----------  ----------
Argentine Cellular
  Communications
  Ltd...............    02/25/94     37,650  $   941,485   $ 25.01   $  389,153     0.45%
Global Telesystems
  Group, Inc........    04/22/94    450,987    6,088,324     13.50    3,881,177     2.90
Grupo Mexicano de
  Video, ADS........    09/03/93    105,000       38,850      0.37    1,865,000     0.02
Ionica..............    02/23/95      4,651    1,590,194    341.90    1,592,894     0.76
Russian
  Telecommunications
  Development
  Corporation.......    12/22/93    200,000    2,000,000     10.00    2,000,000     0.95
                                             -----------                            ----
                                             $10,658,853                            5.08%
                                             ===========                            ====

INTERNATIONAL SMALL CAP FUND:

                                               6/30/95     MARKET
                     ACQUISITION               MARKET     VALUE PER              % OF TOTAL
      SECURITY          DATE       SHARES       VALUE       SHARE       COST     NET ASSETS
-------------------- -----------  ---------  -----------  ---------  ----------  ----------
Althin Medical
  "AB"..............    04/19/95     21,500  $   360,570   $ 16.77   $  359,016     1.26%
Sparbanken/
  Swedbank..........    06/02/95     76,400      640,640      8.39      604,488     2.25
                                             -----------                            ----
                                             $ 1,001,210                            3.51%
                                             ===========                            ====

EMERGING MARKETS FUND:

                                               6/30/95     MARKET
                     ACQUISITION               MARKET     VALUE PER              % OF TOTAL
      SECURITY          DATE       SHARES       VALUE       SHARE       COST     NET ASSETS
-------------------- -----------  ---------  -----------  ---------  ----------  ----------
Adamjee Insurance
  Company...........    05/26/92    382,682  $ 1,395,883   $  3.65   $1,630,636     0.14%
Arvind Mills, Ltd...    12/07/93    301,850    1,413,119      4.68    1,819,974     0.14
ASE.................    11/17/94  2,416,644    7,017,512      2.90    6,397,674     0.70
Bajaj Auto..........    02/23/95    145,500    3,382,643     23.25    3,225,984     0.34
Bank of Punjab......    05/12/94    167,700      128,567      0.77      392,170     0.01
Bharat Petroleum....    05/31/95    151,500    1,413,678      9.33    1,460,764     0.14
BITV................    04/06/94    220,000    1,261,147      5.73    1,261,183     0.12
Carrier Aircon
  Ltd...............    12/02/93    870,800    4,381,732      5.03    2,426,295     0.44
Cathay Life
  Insurance.........    06/07/94  1,334,200    7,025,368      5.27    9,486,224     0.70
China Steel
  Corporation.......    05/23/95  3,412,000    3,078,039      0.90    3,176,139     0.31
Confab..............    10/25/94  1,437,000    1,061,553      0.74    2,490,828     0.11

                         ------------------ 119 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

EMERGING MARKETS FUND--(CONTINUED)
                                               6/30/95     MARKET
                     ACQUISITION               MARKET     VALUE PER              % OF TOTAL
      SECURITY          DATE       SHARES       VALUE       SHARE       COST     NET ASSETS
-------------------- -----------  ---------  -----------  ---------  ----------  ----------
Dandot Cement.......    11/18/93    237,968  $   228,527   $  0.96   $  697,720     0.02%
DG Khan.............    12/01/94    751,000    1,060,597      1.41    1,053,101     0.11
East India Hotels...    03/16/95      7,500      101,513     13.54       91,905     0.01
EFES................    07/12/94  4,602,600      239,421      0.05      344,989     0.02
Egis
  Gyogyszergyar.....    05/15/94     97,200    2,110,723     21.72    2,131,356     0.21
Engro Chemical......    09/27/94    171,840      865,329      5.04    1,148,998     0.09
Finolex Cables......    12/01/93      1,600       15,287      9.55       22,035     0.00#
Formosa Plastics....    05/20/94  1,615,320    2,964,465      1.84    3,377,030     0.30
Global Telesystems
  Group Inc.........    06/17/94     46,389      626,251     13.50      479,627     0.06
Grasim Industries
  Ltd...............    01/18/93     86,250    1,659,076     19.24    1,717,611     0.17
Great Eastern
  Shipping..........    10/04/93    343,300      508,390      1.48      884,033     0.05
Great Eastern
  Shipping, New.....    02/18/94    277,080      410,325      1.48      649,024     0.04
Grupo Mexico,
  Class B...........    06/06/95    510,000    2,448,000      4.80    2,383,075     0.25
Gujarat Ambuja
  Cement............    11/09/93    106,800      809,503      7.58      548,995     0.08
Housing Development
  and Finance
  Corporation.......    06/07/93     74,580    5,665,072     75.96    4,988,274     0.57
Innovative Marine
  Products..........    07/20/93    184,000       87,897      0.48      187,302     0.01
I.C.I.C.I., 2.500%
  due 04/03/00......    05/01/93    635,950    1,944,306      3.06    2,798,914     0.19
ICI Pakistan........    11/18/93    235,800      620,346      2.63      463,367     0.06
ICI Pakistan, New...    06/27/95    518,760    1,364,761      2.63    1,051,157     0.14
ITI Ltd.............    12/24/93    346,300      297,774      0.86    2,070,129     0.03
KASB................    09/19/94    305,006      351,979      1.15    1,029,233     0.04
Kohinoor
  Industries........    04/26/93     82,225       24,553      0.30       94,978     0.00#
Kotak Mahindra......    03/17/94    222,800    1,284,293      5.76    1,668,657     0.13
Lok Holdings........    02/17/95    149,700      553,032      3.69      635,211     0.06
Marcopolo, SA, "B"
  Shares, NPV.......    05/25/94  6,920,000    1,165,086      0.17    1,059,286     0.12
Nan Ya Plastics.....    05/20/94  2,716,975    5,217,669      1.92    5,509,458     0.52
Nishat Mills,
  Rights............    06/29/95    121,767       34,393      0.28            0    0.00#
Nishat Textile......    08/12/93    811,782      753,373      0.93    1,494,649     0.08
Pakistan
  International
  Airlines..........    08/16/93    223,437       72,125      0.32       96,622     0.01
Pakistan Electron...    12/06/93    379,705      612,843      1.61    1,109,815     0.06

                         ------------------ 120 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

EMERGING MARKETS FUND--(CONTINUED)
                                               6/30/95     MARKET
                     ACQUISITION               MARKET     VALUE PER              % OF TOTAL
      SECURITY          DATE       SHARES       VALUE       SHARE       COST     NET ASSETS
-------------------- -----------  ---------  -----------  ---------  ----------  ----------
Pakistan State
  Oil...............    10/28/92    182,977  $ 2,214,932   $ 12.10   $1,008,212     0.22%
Phoenixtec Power....    07/19/94  2,256,500    4,979,886      2.21    5,103,318     0.50
Reliance
  Industries Ltd....    03/26/93    102,350      860,522      8.41      709,438     0.09
Rolta India Ltd.....    10/20/94  2,100,000    1,789,013      0.85    2,209,117     0.18
Taiwan Semiconductor
  Company...........    11/11/94  2,037,600    9,900,836      4.86    7,337,351     0.99
The Indian Hotels
  Company, Ltd......    07/16/93     64,900    1,045,841     16.11      504,802     0.10
The Templeton
  Russia Fund.......    06/15/95    130,700    1,901,685     14.55    1,901,685     0.19
Titan Watch.........    06/24/93    311,700    1,310,331      4.20    1,266,699     0.13
United
  Microelectronics
  Corporation.......    05/24/95    207,000    1,061,929      5.13    1,044,537     0.11
Upcom Cables........    10/28/93      1,350        2,558      1.89        2,053     0.00#
Wielkopolski Bank
  Kredilowy.........    11/23/94      8,509       20,718      2.43       19,143     0.00#
                                             -----------                            ----
                                             $90,744,401                            9.09%
                                             ===========                            ====

------------

# Amount equals less than 0.01%.

     The following securities held by the Funds on June 30, 1995 are unrestricted securities for which reliable market prices can be established. These securities are valued at their market prices. However, because the process of re-registering the securities in the Fund's name can take more than seven days, the following shares of each of these securities were deemed temporarily restricted in the hands of the Fund at June 30, 1995. The Fund bears the cost of re-registering these securities:

EMERGING MARKETS FUND:

                                               6/30/95     MARKET
                     ACQUISITION               MARKET     VALUE PER              % OF TOTAL
      SECURITY          DATE       SHARES       VALUE       SHARE       COST     NET ASSETS
-------------------- -----------  ---------  -----------  ---------  ----------  ----------
Arab Malaysian
  Corporation.......    05/09/95  1,115,000  $ 3,978,876   $  3.57   $3,816,744     0.40%
Arab Malaysian
  Finance (F).......    02/16/94    294,000    1,187,818      4.04      953,860     0.12
Arab Malaysian
  Merchant Bank.....    03/07/94    630,000    7,493,847     11.90    6,126,672     0.75

                         ------------------ 121 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

EMERGING MARKETS FUND--(CONTINUED)
                                               6/30/95     MARKET
                     ACQUISITION               MARKET     VALUE PER              % OF TOTAL
      SECURITY          DATE       SHARES       VALUE       SHARE       COST     NET ASSETS
-------------------- -----------  ---------  -----------  ---------  ----------  ----------
Bank Bali (F).......    01/27/93    256,500      650,752      2.54      730,759     0.07%
Dankos
  Laboratories
  (F)...............    07/22/94    167,500      534,014      3.19      486,165     0.05
DCB Holdings
  Corporation.......    06/29/93    620,000    1,818,294      2.93    1,475,151     0.18
Genting Berhad......    06/22/92    159,000    1,571,739      9.89    1,246,369     0.16
Hong Leong Credit...    03/18/94    356,000    1,796,062      5.05    1,747,589     0.18
IJM Corporation
  Berhad............    05/27/92    383,000    1,523,831      3.98    1,250,568     0.15
International
  Indorayon Utama...    12/24/92    879,000    1,815,626      2.07    2,035,755     0.18
IOI Corporation
  Berhad............    04/06/95  2,535,000    3,327,318      1.31    3,360,453     0.33
Kian Joo Can
  Factory...........    08/05/93     97,000      379,963      3.92      276,911     0.04
Leader Universal
  Holdings..........    03/22/94    940,000    3,354,389      3.57    3,293,457     0.34
Pabrik Kertas Tjiwi
  Kimia (F).........    05/12/95    804,000    1,615,582      2.01    1,055,028     0.16
Resorts World
  Berhad............    12/01/92     30,000      175,964      5.87      168,262     0.02
Semen Gresik (F)....    11/22/93     30,000      201,392      6.71      139,932     0.02
Sime Darby..........    05/25/93    653,000    1,821,329      2.79    1,443,207     0.18
Tanjong PLC.........    12/30/93    596,000    2,053,487      3.45    2,359,791     0.21
Telekom Malaysia....    01/27/94    292,000    2,215,750      7.59    2,252,218     0.22
United Engineers....    03/25/94    232,000    1,474,980      6.36    1,196,497     0.15
                                             -----------                            ----
                                             $38,991,013                            3.91%
                                             ===========                            ====

8. CAPITAL LOSS CARRYFORWARDS:

     At June 30, 1995, the following funds had available for federal tax purposes unused capital losses as follows:

                                                        EXPIRING   EXPIRING
                           FUND                         IN 2002    IN 2003
    --------------------------------------------------  --------   --------
    Global Opportunities Fund.........................        --   $143,750
    International Small Cap Fund......................        --    790,579
    Short Government Bond Fund........................        --    480,154
    Government Reserve Fund...........................  $ 12,270     20,906
    California Tax-Free Intermediate Bond Fund........        --     80,892

                         ------------------ 122 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. In the fiscal year ended June 30, 1995 the following Funds elected to defer losses occurring between November 1, 1994 and June 30, 1995 under these rules as follows:

                              FUND                             AMOUNT
      -----------------------------------------------------  -----------
      Global Opportunities Fund............................  $ 1,319,188
      Global Communications Fund...........................   21,935,054
      International Small Cap Fund.........................    5,675,016
      Emerging Markets Fund................................   23,480,023
      Short Government Bond Fund...........................       26,123
      Government Reserve Fund..............................        4,542
      California Tax-Free Intermediate Bond Fund...........       61,932
      California Tax-Free Money Fund.......................        1,324

     Such deferred losses will be treated as arising on the first day of the fiscal year ending June 30, 1996.

                         ------------------ 123 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and the Shareholders of The Montgomery Funds and The Montgomery Funds II:

     We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Montgomery Growth Fund, the Montgomery Micro Cap Fund, the Montgomery Small Cap Fund, the Montgomery Equity Income Fund, the Montgomery Asset Allocation Fund (formerly the Montgomery Strategic U.S. Fund), the Montgomery Global Opportunities Fund, the Montgomery Global Communications Fund, the Montgomery International Small Cap Fund, the Montgomery Emerging Markets Fund, the Montgomery Short Government Bond Fund (formerly Montgomery Short Duration Government Fund), the Montgomery Government Reserve Fund, the Montgomery California Tax-Free Intermediate Bond Fund (formerly Montgomery California Tax-Free Short/Intermediate Fund) and the Montgomery California Tax-Free Money Fund (the Funds) (all portfolios of The Montgomery Funds, except for the Asset Allocation Fund which is a portfolio of The Montgomery Funds II) as of June 30, 1995, and the related statements of operations for the period ended June 30, 1995, the statements of changes in net assets for the periods ended June 30, 1995 and 1994, the statement of cash flows for the period ended June 30, 1995 and financial highlights for each of the periods ended June 30, 1995, 1994, 1993 and 1992. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Montgomery Small Cap Fund's financial highlights for the year ended June 30, 1991 and for the period July 13, 1990 (effective date of registration) to June 30, 1991 were audited by other auditors whose report dated July 31, 1991, expressed an unqualified opinion on such financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 1995, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

San Francisco, California
August 11, 1995

                         ------------------ 124 ------------------

                   -----------------------------------------
                              THE MONTGOMERY FUNDS
                   -----------------------------------------
                          TAX INFORMATION (UNAUDITED)
                        FISCAL YEAR ENDED JUNE 30, 1995

The amount of long term capital gain paid for the fiscal year ended June 30, 1995 was as follows:

Small Cap Fund..................................................  $12,840,565
Global Communications Fund......................................      523,480
Emerging Markets Fund...........................................   36,824,352

Of the distributions made from investment income the following percentages are tax exempt for regular Federal income tax purposes:

  California Tax-Free Intermediate Bond Fund........................   99.03%
  California Tax-Free Money Fund....................................   99.82%
A portion of this income may be subject to alternative minimum tax.

Of the distributions made by the following Funds the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

  Growth Fund.......................................................   13.05%
  Micro Cap Fund....................................................    7.74%
  Equity Income Fund................................................   69.67%
  Asset Allocation Fund.............................................    1.59%
  Global Opportunities Fund.........................................   24.38%

Of the distributions made by the following Funds from investment income the corresponding percentage represents the portion of each distribution derived from investments in U.S. Government and Agency obligations. All or a portion of the distributions made from this income may be exempt from taxation at the state level. Please consult your tax advisor for state specific information:

  Growth Fund.......................................................    0.69%
  Micro Cap Fund....................................................    0.32%
  Asset Allocation Fund.............................................   26.61%
  Short Government Bond Fund........................................   82.36%
  Government Reserve Fund...........................................   48.07%

For the fiscal year ended June 30, 1995, foreign income and foreign taxes paid relating to foreign sources and possessions in the United States, on a per share basis were as follows:

                                                             FOREIGN   FOREIGN
                                                             INCOME     TAXES
                                                             -------   -------
Global Opportunities Fund..................................  $0.3783   $0.0246
International Small Cap Fund...............................   0.3956    0.0269
Emerging Markets Fund......................................   0.2596    0.0494

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

                         ------------------ 125 ------------------

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